UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	0.97%	-2.49%	3.08%
VIP Equity-Income Portfolio - Service Class	0.86%	-2.59%	2.98%
VIP Equity-Income Portfolio - Service Class 2	0.66%	-2.74%	2.82%
VIP Equity-Income Portfolio - Investor Class A	0.89%	-2.59%	3.01%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from James Morrow, who became Lead Portfolio Manager of VIP Equity-Income Portfolio on April 1, 2011: For the year, the fund's share classes outpaced the Russell 3000® Value Index, which returned -0.10%. (For specific portfolio results, please refer to the performance section of this report.) When the period began, the fund was positioned relatively aggressively, which helped it do fairly well when stocks rallied in early 2011. Then, after I assumed lead responsibility for the fund in April, I began to implement my more-conservative management strategy. This move also was fortuitous, as the market peaked later that month, lost significant value in May and June, and then plummeted in late July and early August. From a sector view, good positioning in consumer staples helped, while favorable security selection in financials overcame relatively weak market selection there. Positioning in the information technology sector, and especially from software/services companies, also added value. In contrast, we were hurt by an overweighting in the weak-performing automobiles/components industry within consumer discretionary. On an individual security basis, diversified financials firms Bank of America and Citigroup were additive. I moved to an underweighting in both stocks soon after taking over the fund, and subsequently sold them, which helped amid their steep downturns. At period end, the fund did have a small preferred stock position in Citigroup. It was a different story for two out-of-benchmark U.K.-based stocks - pharmaceuticals firm GlaxoSmithKline and tobacco manufacturer British American Tobacco, both of which benefited from investors' recent enthusiasm for companies with strong dividend yields, healthy cash flows and successful business models. On the negative side, diversified financials companies JPMorgan Chase and Morgan Stanley both lagged in the very challenging market environment. Another detractor was computer and peripherals manufacturer Hewlett-Packard, which endured a tumultuous year highlighted by an unpopular - and, it turned out, short-lived - decision in August to exit the personal computer business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.56%
Actual		$ 1,000.00	$ 948.40	$ 2.75
Hypothetical A		$ 1,000.00	$ 1,022.38	$ 2.85
Service Class	.66%
Actual		$ 1,000.00	$ 948.10	$ 3.24
Hypothetical A		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class 2.81%
Actual		$ 1,000.00	$ 947.00	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2R	.80%
Actual		$ 1,000.00	$ 947.20	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08
Investor Class	.65%
Actual		$ 1,000.00	$ 947.90	$ 3.19
Hypothetical A		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.2	3.7
Wells Fargo & Co.	3.4	3.1
Pfizer, Inc.	3.3	2.7
JPMorgan Chase & Co.	3.3	3.9
Procter & Gamble Co.	2.7	2.2
Merck & Co., Inc.	2.3	2.0
General Electric Co.	2.2	2.8
AT&T, Inc.	2.0	3.3
Royal Dutch Shell PLC Class A sponsored ADR	1.8	1.0
Paychex, Inc.	1.7	0.9
	26.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	25.7
Health Care	14.0	12.4
Energy	12.7	12.2
Information Technology	12.1	8.2
Consumer Staples	11.5	8.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 96.1%		Stocks 97.4%
	Bonds 2.8%		Bonds 2.1%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	17.7%	** Foreign investments	20.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.1%
Autoliv, Inc.	131,810	$ 7,050,517
Distributors - 0.3%
Li & Fung Ltd.	7,078,000	13,105,045
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp. unit	156,500	5,108,160
Einstein Noah Restaurant Group, Inc.	372,866	5,898,740
		11,006,900
Household Durables - 0.7%
Jarden Corp.	91,321	2,728,671
KB Home	476,148	3,199,715
Lennar Corp. Class A	751,566	14,768,272
PulteGroup, Inc. (a)	1,737,168	10,961,530
Whirlpool Corp.	98,929	4,694,181
		36,352,369
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	371,766	11,855,618
Media - 3.2%
Comcast Corp. Class A	3,616,906	85,756,841
Interpublic Group of Companies, Inc.	938,077	9,127,489
The Walt Disney Co.	119,700	4,488,750
Time Warner, Inc.	1,972,474	71,285,210
		170,658,290
Multiline Retail - 0.9%
Target Corp.	968,128	49,587,516
Specialty Retail - 0.8%
Best Buy Co., Inc.	717,323	16,763,839
Destination Maternity Corp.	134,731	2,252,702
Lowe's Companies, Inc.	809,278	20,539,476
OfficeMax, Inc. (a)	510,643	2,318,319
		41,874,336
TOTAL CONSUMER DISCRETIONARY		341,490,591
CONSUMER STAPLES - 11.5%
Beverages - 2.2%
Beam, Inc.	161,535	8,275,438
PepsiCo, Inc.	1,369,252	90,849,870
The Coca-Cola Co.	260,500	18,227,185
		117,352,493
Food & Staples Retailing - 1.7%
Safeway, Inc.	544,103	11,447,927
Sysco Corp.	486,100	14,257,313
Wal-Mart Stores, Inc.	766,195	45,787,813
Walgreen Co.	559,864	18,509,104
		90,002,157
Food Products - 0.7%
Danone	532,300	33,465,173
Green Mountain Coffee Roasters, Inc. (a)	112,800	5,059,080
		38,524,253

	Shares	Value
Household Products - 3.7%
Kimberly-Clark Corp.	603,922	$ 44,424,502
Procter & Gamble Co.	2,118,726	141,340,211
Reckitt Benckiser Group PLC	186,001	9,186,621
		194,951,334
Tobacco - 3.2%
Altria Group, Inc.	1,491,370	44,219,121
British American Tobacco PLC sponsored ADR	783,300	74,319,504
Lorillard, Inc.	115,782	13,199,148
Philip Morris International, Inc.	510,705	40,080,128
		171,817,901
TOTAL CONSUMER STAPLES		612,648,138
ENERGY - 12.3%
Energy Equipment & Services - 0.7%
BW Offshore Ltd.	2,805,800	4,433,952
Exterran Partners LP	288,465	5,812,570
Halliburton Co.	267,100	9,217,621
Noble Corp.	505,702	15,282,314
Trinidad Drilling Ltd. (d)	748,400	5,710,004
		40,456,461
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	258,180	23,385,944
ARC Resources Ltd. (d)	208,800	5,146,190
BP PLC sponsored ADR	988,706	42,257,294
Buckeye Partners LP	78,550	5,025,629
Canadian Natural Resources Ltd.	274,600	10,286,714
Chevron Corp.	2,087,329	222,091,805
EXCO Resources, Inc.	1,058,016	11,056,267
Exxon Mobil Corp.	995,971	84,418,502
Inergy Midstream LP	215,100	4,076,145
Legacy Reserves LP	351,701	9,932,036
Penn West Petroleum Ltd. (d)	1,142,700	22,654,274
Pioneer Southwest Energy Partners LP	126,202	3,301,444
Royal Dutch Shell PLC Class A sponsored ADR	1,305,300	95,404,377
Suncor Energy, Inc.	395,900	11,421,388
Total SA sponsored ADR	1,028,600	52,571,746
Williams Companies, Inc.	430,600	14,218,412
		617,248,167
TOTAL ENERGY		657,704,628
FINANCIALS - 19.0%
Capital Markets - 2.9%
Apollo Global Management LLC Class A	373,584	4,636,177
Ashmore Group PLC	4,434,352	23,003,294
Bank of New York Mellon Corp.	995,099	19,812,421
Goldman Sachs Group, Inc.	360,956	32,641,251
KKR & Co. LP	1,555,743	19,960,183
Manning & Napier, Inc.	249,300	3,113,757
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	2,034,716	$ 30,785,253
The Blackstone Group LP	1,436,700	20,128,167
		154,080,503
Commercial Banks - 6.0%
BB&T Corp.	1,579,598	39,758,482
Comerica, Inc.	455,220	11,744,676
M&T Bank Corp.	263,793	20,137,958
Standard Chartered PLC (United Kingdom)	367,448	8,041,189
SunTrust Banks, Inc.	668,680	11,835,636
U.S. Bancorp	1,667,238	45,098,788
Wells Fargo & Co.	6,605,209	182,039,560
		318,656,289
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	5,241,162	174,268,637
KKR Financial Holdings LLC	3,028,485	26,438,674
New Academy Holding Co. LLC unit (g)(h)	127,200	12,770,880
		213,478,191
Insurance - 3.8%
ACE Ltd.	515,100	36,118,812
AFLAC, Inc.	236,300	10,222,338
Berkshire Hathaway, Inc. Class B (a)	385,900	29,444,170
Everest Re Group Ltd.	213,300	17,936,397
Fidelity National Financial, Inc. Class A	858,586	13,677,275
Hanover Insurance Group, Inc.	308,870	10,795,007
MetLife, Inc.	774,000	24,133,320
MetLife, Inc. unit (a)	188,700	11,588,067
Old Republic International Corp.	776,600	7,199,082
The Chubb Corp.	355,600	24,614,632
Validus Holdings Ltd.	602,341	18,973,742
		204,702,842
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	562,988	15,808,703
Annaly Capital Management, Inc.	937,300	14,959,308
Brandywine Realty Trust (SBI)	563,200	5,350,400
Chimera Investment Corp.	3,449,150	8,657,367
Digital Realty Trust, Inc. (d)	116,100	7,740,387
Highwoods Properties, Inc. (SBI)	151,538	4,496,132
Omega Healthcare Investors, Inc.	489,700	9,475,695
Rayonier, Inc.	287,322	12,823,181
Two Harbors Investment Corp.	1,125,650	10,401,006
Ventas, Inc.	339,350	18,708,366
		108,420,545

	Shares	Value
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	861,334	$ 7,433,312
New York Community Bancorp, Inc.	743,533	9,197,503
		16,630,815
TOTAL FINANCIALS		1,015,969,185
HEALTH CARE - 13.6%
Biotechnology - 1.2%
Amgen, Inc.	756,300	48,562,023
PDL BioPharma, Inc. (d)	2,053,400	12,731,080
		61,293,103
Health Care Equipment & Supplies - 0.7%
Covidien PLC	474,800	21,370,748
Meridian Bioscience, Inc.	397,700	7,492,668
St. Jude Medical, Inc.	296,400	10,166,520
		39,029,936
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	1,236,928	21,510,178
WellPoint, Inc.	1,078,900	71,477,125
		92,987,303
Pharmaceuticals - 9.9%
Abbott Laboratories	817,700	45,979,271
AstraZeneca PLC sponsored ADR	267,400	12,377,946
GlaxoSmithKline PLC	1,427,819	32,537,324
Johnson & Johnson	1,126,030	73,845,047
Merck & Co., Inc.	3,311,572	124,846,264
Pfizer, Inc.	8,184,115	177,104,249
Roche Holding AG (participation certificate)	157,255	26,657,079
Sanofi-aventis	424,699	31,048,114
Teva Pharmaceutical Industries Ltd. sponsored ADR	133,800	5,400,168
		529,795,462
TOTAL HEALTH CARE		723,105,804
INDUSTRIALS - 9.0%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	330,625	17,969,469
Lockheed Martin Corp.	452,400	36,599,160
Raytheon Co.	563,341	27,254,438
The Boeing Co.	232,984	17,089,376
United Technologies Corp.	301,652	22,047,745
		120,960,188
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	156,200	10,899,636
United Parcel Service, Inc. Class B	704,704	51,577,286
		62,476,922
Building Products - 0.1%
Lennox International, Inc.	75,800	2,558,250
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	284,174	$ 8,150,110
Intrum Justitia AB	633,602	9,921,757
Republic Services, Inc.	1,609,300	44,336,215
US Ecology, Inc.	59,291	1,113,485
		63,521,567
Industrial Conglomerates - 2.6%
General Electric Co.	6,716,787	120,297,655
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	920,650	19,287,618
		139,585,273
Machinery - 0.7%
Briggs & Stratton Corp.	713,067	11,045,408
Douglas Dynamics, Inc.	628,700	9,191,594
Harsco Corp.	116,600	2,399,628
Ingersoll-Rand PLC	468,238	14,267,212
		36,903,842
Professional Services - 0.2%
Michael Page International PLC	2,345,409	12,705,989
Road & Rail - 0.7%
Union Pacific Corp.	369,190	39,111,989
TOTAL INDUSTRIALS		477,824,020
INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.4%
Cisco Systems, Inc.	4,236,522	76,596,318
Computers & Peripherals - 1.1%
Apple, Inc. (a)	32,828	13,295,340
Hewlett-Packard Co.	1,871,050	48,198,248
		61,493,588
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	255,400	9,554,514
Avnet, Inc. (a)	183,600	5,708,124
Coretronic Corp.	2,757,000	1,866,221
Corning, Inc.	1,843,900	23,933,822
Everlight Electronics Co. Ltd.	3,114,000	5,418,782
TE Connectivity Ltd.	412,938	12,722,620
		59,204,083
Internet Software & Services - 0.7%
Google, Inc. Class A (a)	38,298	24,736,678
VeriSign, Inc.	293,000	10,465,960
		35,202,638
IT Services - 4.2%
Accenture PLC Class A	487,471	25,948,081

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	301,769	$ 19,406,764
Fidelity National Information Services, Inc.	98,697	2,624,353
International Business Machines Corp.	276,923	50,920,601
Paychex, Inc.	3,093,653	93,149,892
Visa, Inc. Class A	290,481	29,492,536
		221,542,227
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.	1,446,100	15,487,731
ASM Pacific Technology Ltd.	1,176,600	13,202,777
Epistar Corp.	2,165,000	4,596,649
KLA-Tencor Corp.	744,081	35,901,908
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,879,419	12,554,267
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,375,300	30,665,123
		112,408,455
Software - 0.6%
BMC Software, Inc. (a)	217,200	7,119,816
CA, Inc.	488,819	9,881,476
Microsoft Corp.	528,000	13,706,880
		30,708,172
TOTAL INFORMATION TECHNOLOGY		597,155,481
MATERIALS - 0.4%
Chemicals - 0.3%
PPG Industries, Inc.	169,936	14,187,957
Metals & Mining - 0.1%
Commercial Metals Co.	571,371	7,902,061
TOTAL MATERIALS		22,090,018
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 4.3%
AT&T, Inc.	3,569,077	107,928,888
CenturyLink, Inc.	826,949	30,762,503
Koninklijke KPN NV	923,897	11,056,024
Verizon Communications, Inc.	2,019,608	81,026,673
		230,774,088
UTILITIES - 5.0%
Electric Utilities - 3.6%
American Electric Power Co., Inc.	733,161	30,286,881
Duke Energy Corp.	1,779,600	39,151,200
El Paso Electric Co.	253,492	8,780,963
FirstEnergy Corp.	564,910	25,025,513
NextEra Energy, Inc.	518,480	31,565,062
PPL Corp.	1,418,117	41,721,002
Southern Co.	353,900	16,382,031
		192,912,652
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
Alliant Energy Corp.	161,320	$ 7,115,825
National Grid PLC	2,927,400	28,298,356
PG&E Corp.	329,092	13,565,172
TECO Energy, Inc.	1,317,586	25,218,596
		74,197,949
TOTAL UTILITIES		267,110,601
TOTAL COMMON STOCKS (Cost $4,816,995,615)		4,945,872,554
Preferred Stocks - 3.3%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	203,290	6,962,683
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	6,100	5,799,636
TOTAL CONSUMER DISCRETIONARY		12,762,319
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	50,900	1,692,425
FINANCIALS - 0.5%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	9,764,910
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	52,100	4,233,125
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	232,300	4,362,594
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	116,500	5,970,625
TOTAL FINANCIALS		24,331,254
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	35,634	7,483,140
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	7,100	6,191,839
TOTAL HEALTH CARE		13,674,979

	Shares	Value
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	104,600	$ 6,047,188
MATERIALS - 0.1%
Metals & Mining - 0.1%
AngloGold Ashanti Holdings Finance PLC 6.00%	149,900	7,154,727
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	213,100	11,690,666
TOTAL CONVERTIBLE PREFERRED STOCKS		77,353,558
Nonconvertible Preferred Stocks - 1.8%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE (Germany)	613,565	32,840,110
Volkswagen AG	382,600	57,323,734
		90,163,844
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC LLC 7.00% (e)	9,195	6,482,475
TOTAL NONCONVERTIBLE PREFERRED STOCKS		96,646,319
TOTAL PREFERRED STOCKS (Cost $202,306,090)		173,999,877
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $7,626,209)	582,390	4,988,869
Corporate Bonds - 2.7%
	Principal Amount
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 3,580,000	6,141,938
Hotels, Restaurants & Leisure - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15	2,410,000	2,291,006
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16	1,600,000	2,220,000
TOTAL CONSUMER DISCRETIONARY		10,652,944
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 6,990,000	$ 6,214,809
Peabody Energy Corp. 4.75% 12/15/66	2,220,000	2,264,400
Western Refining, Inc. 5.75% 6/15/14	4,660,000	6,698,750
		15,177,959
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	10,438,000	4,918,908
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	4,470,000	5,383,221
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	9,680,000	10,177,068
Construction & Engineering - 0.0%
MasTec, Inc. 4.25% 12/15/14	900,000	1,196,438
TOTAL INDUSTRIALS		11,373,506
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	4,130,000	4,326,175
Computers & Peripherals - 0.1%
SanDisk Corp. 1.5% 8/15/17	2,880,000	3,384,000
Internet Software & Services - 0.3%
Equinix, Inc.:
3% 10/15/14	4,830,000	5,361,783
4.75% 6/15/16	3,930,000	5,531,475
VeriSign, Inc. 3.25% 8/15/37	4,410,000	5,269,950
		16,163,208
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	5,480,000	6,439,000
Software - 0.3%
Microsoft Corp. 0% 6/15/13 (e)	3,200,000	3,234,000
Nuance Communications, Inc. 2.75% 11/1/31 (e)	12,470,000	13,379,063
		16,613,063
TOTAL INFORMATION TECHNOLOGY		46,925,446

	Principal Amount	Value
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	$ 4,500,000	$ 6,255,000
1.625% 7/15/17	3,540,000	5,106,450
		11,361,450
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	10,280,000	6,527,800
TOTAL CONVERTIBLE BONDS		112,321,234
Nonconvertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	6,410,000	6,666,400
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Tops Markets LLC 10.125% 10/15/15	2,230,000	2,319,200
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	2,715,000	3,054,375
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	4,280,000	4,868,500
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. 5.625% 2/15/13	5,000,000	3,200,000
TOTAL FINANCIALS		8,068,500
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	4,730,000	5,214,825
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	$ 5,793,000	$ 5,546,798
TOTAL NONCONVERTIBLE BONDS		30,870,098
TOTAL CORPORATE BONDS (Cost $147,871,294)		143,191,332
Floating Rate Loans - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $5,542,596)	5,542,000	5,458,870
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	50,795,081	50,795,081
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	44,862,170	44,862,170
TOTAL MONEY MARKET FUNDS (Cost $95,657,251)		95,657,251
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $5,275,999,055)		5,369,168,753
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(35,722,904)
NET ASSETS - 100%		$ 5,333,445,849
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,339,688 or 1.2% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,770,880 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 123,251
Fidelity Securities Lending Cash Central Fund	1,205,013
Total	$ 1,328,264
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 444,416,754	$ 438,617,118	$ 5,799,636	$ -
Consumer Staples	612,648,138	612,648,138	-	-
Energy	659,397,053	657,704,628	1,692,425	-
Financials	1,046,782,914	1,009,970,867	24,041,167	12,770,880
Health Care	736,780,783	667,003,506	69,777,277	-
Industrials	483,871,208	477,824,020	6,047,188	-
Information Technology	597,155,481	597,155,481	-	-
Materials	29,244,745	29,244,745	-	-
Telecommunication Services	230,774,088	230,774,088	-	-
Utilities	278,801,267	238,812,245	39,989,022	-
Investment Companies	4,988,869	-	4,988,869	-
Corporate Bonds	143,191,332	-	143,191,332	-
Floating Rate Loans	5,458,870	-	5,458,870	-
Money Market Funds	95,657,251	95,657,251	-	-
Total Investments in Securities:	$ 5,369,168,753	$ 5,055,412,087	$ 300,985,786	$ 12,770,880
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636,000)
Cost of Purchases	13,406,880
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 12,770,880
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (636,000)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.3%
United Kingdom	6.3%
France	2.2%
Switzerland	1.7%
Germany	1.7%
Ireland	1.2%
Bermuda	1.2%
Canada	1.0%
Taiwan	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $43,248,638) - See accompanying schedule: Unaffiliated issuers (cost $5,180,341,804)	$ 5,273,511,502
Fidelity Central Funds (cost $95,657,251)	95,657,251
Total Investments (cost $5,275,999,055)		$ 5,369,168,753
Cash		180,711
Receivable for investments sold		23,370,579
Receivable for fund shares sold		1,830,383
Dividends receivable		13,825,408
Interest receivable		1,436,746
Distributions receivable from Fidelity Central Funds		91,904
Prepaid expenses		15,035
Other receivables		331,944
Total assets		5,410,251,463

Liabilities
Payable for investments purchased	$ 23,700,154
Payable for fund shares redeemed	5,160,280
Accrued management fee	2,016,200
Distribution and service plan fees payable	329,445
Other affiliated payables	394,547
Other payables and accrued expenses	342,818
Collateral on securities loaned, at value	44,862,170
Total liabilities		76,805,614

Net Assets		$ 5,333,445,849
Net Assets consist of:
Paid in capital		$ 5,134,758,357
Distributions in excess of net investment income		(132,585)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		105,659,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,160,597
Net Assets		$ 5,333,445,849

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($3,345,761,955 ÷ 179,033,760 shares)	$ 18.69

Service Class: Net Asset Value, offering price and redemption price per share ($347,999,457 ÷ 18,681,730 shares)	$ 18.63

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,457,230,222 ÷ 79,138,891 shares)	$ 18.41

Service Class 2R: Net Asset Value, offering price and redemption price per share ($3,955,650 ÷ 215,724 shares)	$ 18.34

Investor Class: Net Asset Value, offering price and redemption price per share ($178,498,565 ÷ 9,575,954 shares)	$ 18.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 165,249,503
Interest		6,679,327
Income from Fidelity Central Funds		1,328,264
Total income		173,257,094

Expenses
Management fee	$ 26,265,128
Transfer agent fees	4,314,416
Distribution and service plan fees	4,294,813
Accounting and security lending fees	1,124,594
Custodian fees and expenses	155,093
Independent trustees' compensation	33,290
Appreciation in deferred trustee compensation account	107
Audit	87,793
Legal	26,163
Interest	210
Miscellaneous	63,051
Total expenses before reductions	36,364,658
Expense reductions	(690,328)	35,674,330
Net investment income (loss)		137,582,764
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	341,115,051
Investment not meeting investment restrictions	1,557
Foreign currency transactions	524,719
Futures contracts	(4,992,432)
Total net realized gain (loss)		336,648,895
Change in net unrealized appreciation (depreciation) on: Investment securities	(414,361,545)
Assets and liabilities in foreign currencies	(55,073)
Total change in net unrealized appreciation (depreciation)		(414,416,618)
Net gain (loss)		(77,767,723)
Net increase (decrease) in net assets resulting from operations		$ 59,815,041

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 137,582,764	$ 93,641,028
Net realized gain (loss)	336,648,895	376,021,518
Change in net unrealized appreciation (depreciation)	(414,416,618)	339,398,004
Net increase (decrease) in net assets resulting from operations	59,815,041	809,060,550
Distributions to shareholders from net investment income	(135,446,653)	(98,879,089)
Share transactions - net increase (decrease)	(594,372,345)	(619,890,150)
Redemption fees	2,327	2,603
Total increase (decrease) in net assets	(670,001,630)	90,293,914

Net Assets
Beginning of period	6,003,447,479	5,913,153,565
End of period (including distributions in excess of net investment income of $132,585 and distributions in excess of net investment income of $1,868,429, respectively)	$ 5,333,445,849	$ 6,003,447,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.02	$ 16.81	$ 13.18	$ 23.91	$ 26.20
Income from Investment Operations
Net investment income (loss) C	.48	.30	.33	.47	.47
Net realized and unrealized gain (loss)	(.31)	2.24	3.64	(10.67)	(.05)
Total from investment operations	.17	2.54	3.97	(10.20)	.42
Distributions from net investment income	(.50)	(.33)	(.34)	(.51)	(.50)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.50)	(.33)	(.34)	(.53)	(2.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.69	$ 19.02	$ 16.81	$ 13.18	$ 23.91
Total Return A,B	.97%	15.15%	30.21%	(42.65)%	1.53%
Ratios to Average Net Assets D,F
Expenses before reductions	.56%	.56%	.58%	.57%	.55%
Expenses net of fee waivers, if any	.55%	.55%	.58%	.57%	.55%
Expenses net of all reductions	.54%	.55%	.58%	.57%	.54%
Net investment income (loss)	2.48%	1.71%	2.29%	2.37%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,345,762	$ 3,798,310	$ 3,771,733	$ 3,322,799	$ 7,201,655
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.96	$ 16.75	$ 13.14	$ 23.82	$ 26.11
Income from Investment Operations
Net investment income (loss) C	.46	.28	.31	.44	.44
Net realized and unrealized gain (loss)	(.31)	2.24	3.63	(10.62)	(.05)
Total from investment operations	.15	2.52	3.94	(10.18)	.39
Distributions from net investment income	(.48)	(.31)	(.33)	(.48)	(.47)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.48)	(.31)	(.33)	(.50)	(2.68)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 18.96	$ 16.75	$ 13.14	$ 23.82
Total Return A,B	.86%	15.09%	30.03%	(42.70)%	1.42%
Ratios to Average Net Assets D,F
Expenses before reductions	.66%	.66%	.68%	.67%	.65%
Expenses net of fee waivers, if any	.66%	.65%	.68%	.67%	.65%
Expenses net of all reductions	.64%	.65%	.68%	.67%	.64%
Net investment income (loss)	2.38%	1.61%	2.19%	2.27%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,999	$ 414,431	$ 430,383	$ 405,082	$ 920,054
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.57	$ 13.00	$ 23.57	$ 25.87
Income from Investment Operations
Net investment income (loss) C	.42	.25	.29	.41	.39
Net realized and unrealized gain (loss)	(.31)	2.21	3.58	(10.50)	(.04)
Total from investment operations	.11	2.46	3.87	(10.09)	.35
Distributions from net investment income	(.45)	(.28)	(.30)	(.46)	(.44)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.45)	(.28)	(.30)	(.48)	(2.65)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.41	$ 18.75	$ 16.57	$ 13.00	$ 23.57
Total Return A,B	.66%	14.92%	29.88%	(42.81)%	1.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.81%	.83%	.82%	.80%
Expenses net of fee waivers, if any	.81%	.80%	.83%	.82%	.80%
Expenses net of all reductions	.80%	.80%	.83%	.82%	.80%
Net investment income (loss)	2.23%	1.46%	2.04%	2.12%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,457,230	$ 1,619,356	$ 1,558,421	$ 1,321,569	$ 2,583,129
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.66	$ 16.49	$ 12.93	$ 23.44	$ 25.73
Income from Investment Operations
Net investment income (loss) C	.42	.25	.28	.41	.39
Net realized and unrealized gain (loss)	(.30)	2.20	3.58	(10.45)	(.04)
Total from investment operations	.12	2.45	3.86	(10.04)	.35
Distributions from net investment income	(.44)	(.28)	(.30)	(.45)	(.43)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.44)	(.28)	(.30)	(.47)	(2.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.34	$ 18.66	$ 16.49	$ 12.93	$ 23.44
Total Return A,B	.70%	14.90%	29.95%	(42.82)%	1.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.81%	.83%	.82%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.83%	.82%	.80%
Expenses net of all reductions	.79%	.80%	.83%	.81%	.79%
Net investment income (loss)	2.23%	1.46%	2.04%	2.12%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,956	$ 5,405	$ 5,259	$ 5,339	$ 13,558
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 16.77	$ 13.15	$ 23.85	$ 26.15
Income from Investment Operations
Net investment income (loss) C	.46	.28	.31	.44	.44
Net realized and unrealized gain (loss)	(.31)	2.23	3.64	(10.63)	(.05)
Total from investment operations	.15	2.51	3.95	(10.19)	.39
Distributions from net investment income	(.48)	(.31)	(.33)	(.49)	(.48)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.48)	(.31)	(.33)	(.51)	(2.69)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.64	$ 18.97	$ 16.77	$ 13.15	$ 23.85
Total Return A,B	.89%	15.04%	30.09%	(42.71)%	1.39%
Ratios to Average Net Assets D,F
Expenses before reductions	.64%	.65%	.68%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.68%	.66%	.66%
Expenses net of all reductions	.63%	.64%	.68%	.66%	.66%
Net investment income (loss)	2.39%	1.62%	2.19%	2.28%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,499	$ 165,946	$ 147,358	$ 122,483	$ 230,534
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 703,886,953
Gross unrealized depreciation	(645,311,548)
Net unrealized appreciation (depreciation) on securities and other investments	$ 58,575,405

Tax Cost	$ 5,310,593,348

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 140,777,877
Net unrealized appreciation (depreciation)	$ 58,566,304

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 135,446,653	$ 98,879,089

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(4,992,432) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,448,235,285 and $6,053,643,827, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 382,756
Service Class 2	3,899,521
Service Class 2 R	12,536
$ 4,294,813

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,620,130
Service Class	276,961
Service Class 2	1,134,040
Service Class 2R	3,596
Investor Class	279,689
$ 4,314,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $153,756 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,943 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,205,013, including $540 from securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $12,791,000. The weighted average interest rate was .59%. The interest expense amounted to $210 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

11. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 61,511
Service Class	6,507
Service Class 2	26,527
Service Class 2R	85
Investor Class	3,004
$ 97,634

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $592,694 for the period.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 87,368,043	$ 64,973,877
Service Class	8,664,568	6,737,480
Service Class 2	34,838,681	24,391,968
Service Class 2R	92,819	80,537
Investor Class	4,482,542	2,695,227
Total	$ 135,446,653	$ 98,879,089

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	4,371,165	4,740,512	$ 84,316,162	$ 82,331,514
Reinvestment of distributions	4,832,303	3,504,835	87,368,043	64,973,877
Shares redeemed	(29,859,019)	(32,979,175)	(577,640,149)	(570,621,114)
Net increase (decrease)	(20,655,551)	(24,733,828)	$ (405,955,944)	$ (423,315,723)
Service Class
Shares sold	732,651	702,398	$ 13,967,159	$ 12,089,968
Reinvestment of distributions	480,564	364,809	8,664,568	6,737,480
Shares redeemed	(4,390,826)	(4,898,823)	(85,219,322)	(84,563,059)
Net increase (decrease)	(3,177,611)	(3,831,616)	$ (62,587,595)	$ (65,735,611)
Service Class 2
Shares sold	6,218,448	6,065,151	$ 117,730,568	$ 102,701,453
Reinvestment of distributions	1,955,033	1,335,936	34,838,681	24,391,968
Shares redeemed	(15,423,190)	(15,068,707)	(293,235,286)	(257,524,680)
Net increase (decrease)	(7,249,709)	(7,667,620)	$ (140,666,037)	$ (130,431,259)
Service Class 2R
Shares sold	65,572	174,505	$ 1,282,023	$ 2,953,931
Reinvestment of distributions	5,229	4,431	92,819	80,537
Shares redeemed	(144,784)	(208,193)	(2,656,411)	(3,392,012)
Net increase (decrease)	(73,983)	(29,257)	$ (1,281,569)	$ (357,544)
Investor Class
Shares sold	1,692,332	1,468,527	$ 32,847,466	$ 25,723,911
Reinvestment of distributions	248,478	145,666	4,482,542	2,695,227
Shares redeemed	(1,110,397)	(1,656,459)	(21,211,208)	(28,469,151)
Net increase (decrease)	830,413	(42,266)	$ 16,118,800	$ (50,013)

Annual Report

Notes to Financial Statements - continued

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/03/2012	02/03/2012	$0.488
Service Class	02/03/2012	02/03/2012	$0.488
Service Class 2	02/03/2012	02/03/2012	$0.488
Investor Class	02/03/2012	02/03/2012	$0.488

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011, $141,476,749 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 81%; Service Class designates 85%; Service Class 2 designates 90%; and Investor Class designates 83% of the dividends distributed in December 2011 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0212
1.540027.114

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Service Class 2R A	0.70%	-2.73%	2.82%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Service Class 2R on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from James Morrow, who became Lead Portfolio Manager of VIP Equity-Income Portfolio on April 1, 2011: For the year, the fund's share classes outpaced the Russell 3000® Value Index, which returned -0.10%. (For specific portfolio results, please refer to the performance section of this report.) When the period began, the fund was positioned relatively aggressively, which helped it do fairly well when stocks rallied in early 2011. Then, after I assumed lead responsibility for the fund in April, I began to implement my more-conservative management strategy. This move also was fortuitous, as the market peaked later that month, lost significant value in May and June, and then plummeted in late July and early August. From a sector view, good positioning in consumer staples helped, while favorable security selection in financials overcame relatively weak market selection there. Positioning in the information technology sector, and especially from software/services companies, also added value. In contrast, we were hurt by an overweighting in the weak-performing automobiles/components industry within consumer discretionary. On an individual security basis, diversified financials firms Bank of America and Citigroup were additive. I moved to an underweighting in both stocks soon after taking over the fund, and subsequently sold them, which helped amid their steep downturns. At period end, the fund did have a small preferred stock position in Citigroup. It was a different story for two out-of-benchmark U.K.-based stocks - pharmaceuticals firm GlaxoSmithKline and tobacco manufacturer British American Tobacco, both of which benefited from investors' recent enthusiasm for companies with strong dividend yields, healthy cash flows and successful business models. On the negative side, diversified financials companies JPMorgan Chase and Morgan Stanley both lagged in the very challenging market environment. Another detractor was computer and peripherals manufacturer Hewlett-Packard, which endured a tumultuous year highlighted by an unpopular - and, it turned out, short-lived - decision in August to exit the personal computer business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.56%
Actual		$ 1,000.00	$ 948.40	$ 2.75
Hypothetical A		$ 1,000.00	$ 1,022.38	$ 2.85
Service Class	.66%
Actual		$ 1,000.00	$ 948.10	$ 3.24
Hypothetical A		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class 2.81%
Actual		$ 1,000.00	$ 947.00	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2R	.80%
Actual		$ 1,000.00	$ 947.20	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08
Investor Class	.65%
Actual		$ 1,000.00	$ 947.90	$ 3.19
Hypothetical A		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.2	3.7
Wells Fargo & Co.	3.4	3.1
Pfizer, Inc.	3.3	2.7
JPMorgan Chase & Co.	3.3	3.9
Procter & Gamble Co.	2.7	2.2
Merck & Co., Inc.	2.3	2.0
General Electric Co.	2.2	2.8
AT&T, Inc.	2.0	3.3
Royal Dutch Shell PLC Class A sponsored ADR	1.8	1.0
Paychex, Inc.	1.7	0.9
	26.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	25.7
Health Care	14.0	12.4
Energy	12.7	12.2
Information Technology	12.1	8.2
Consumer Staples	11.5	8.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 96.1%		Stocks 97.4%
	Bonds 2.8%		Bonds 2.1%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	17.7%	** Foreign investments	20.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.1%
Autoliv, Inc.	131,810	$ 7,050,517
Distributors - 0.3%
Li & Fung Ltd.	7,078,000	13,105,045
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp. unit	156,500	5,108,160
Einstein Noah Restaurant Group, Inc.	372,866	5,898,740
		11,006,900
Household Durables - 0.7%
Jarden Corp.	91,321	2,728,671
KB Home	476,148	3,199,715
Lennar Corp. Class A	751,566	14,768,272
PulteGroup, Inc. (a)	1,737,168	10,961,530
Whirlpool Corp.	98,929	4,694,181
		36,352,369
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	371,766	11,855,618
Media - 3.2%
Comcast Corp. Class A	3,616,906	85,756,841
Interpublic Group of Companies, Inc.	938,077	9,127,489
The Walt Disney Co.	119,700	4,488,750
Time Warner, Inc.	1,972,474	71,285,210
		170,658,290
Multiline Retail - 0.9%
Target Corp.	968,128	49,587,516
Specialty Retail - 0.8%
Best Buy Co., Inc.	717,323	16,763,839
Destination Maternity Corp.	134,731	2,252,702
Lowe's Companies, Inc.	809,278	20,539,476
OfficeMax, Inc. (a)	510,643	2,318,319
		41,874,336
TOTAL CONSUMER DISCRETIONARY		341,490,591
CONSUMER STAPLES - 11.5%
Beverages - 2.2%
Beam, Inc.	161,535	8,275,438
PepsiCo, Inc.	1,369,252	90,849,870
The Coca-Cola Co.	260,500	18,227,185
		117,352,493
Food & Staples Retailing - 1.7%
Safeway, Inc.	544,103	11,447,927
Sysco Corp.	486,100	14,257,313
Wal-Mart Stores, Inc.	766,195	45,787,813
Walgreen Co.	559,864	18,509,104
		90,002,157
Food Products - 0.7%
Danone	532,300	33,465,173
Green Mountain Coffee Roasters, Inc. (a)	112,800	5,059,080
		38,524,253

	Shares	Value
Household Products - 3.7%
Kimberly-Clark Corp.	603,922	$ 44,424,502
Procter & Gamble Co.	2,118,726	141,340,211
Reckitt Benckiser Group PLC	186,001	9,186,621
		194,951,334
Tobacco - 3.2%
Altria Group, Inc.	1,491,370	44,219,121
British American Tobacco PLC sponsored ADR	783,300	74,319,504
Lorillard, Inc.	115,782	13,199,148
Philip Morris International, Inc.	510,705	40,080,128
		171,817,901
TOTAL CONSUMER STAPLES		612,648,138
ENERGY - 12.3%
Energy Equipment & Services - 0.7%
BW Offshore Ltd.	2,805,800	4,433,952
Exterran Partners LP	288,465	5,812,570
Halliburton Co.	267,100	9,217,621
Noble Corp.	505,702	15,282,314
Trinidad Drilling Ltd. (d)	748,400	5,710,004
		40,456,461
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	258,180	23,385,944
ARC Resources Ltd. (d)	208,800	5,146,190
BP PLC sponsored ADR	988,706	42,257,294
Buckeye Partners LP	78,550	5,025,629
Canadian Natural Resources Ltd.	274,600	10,286,714
Chevron Corp.	2,087,329	222,091,805
EXCO Resources, Inc.	1,058,016	11,056,267
Exxon Mobil Corp.	995,971	84,418,502
Inergy Midstream LP	215,100	4,076,145
Legacy Reserves LP	351,701	9,932,036
Penn West Petroleum Ltd. (d)	1,142,700	22,654,274
Pioneer Southwest Energy Partners LP	126,202	3,301,444
Royal Dutch Shell PLC Class A sponsored ADR	1,305,300	95,404,377
Suncor Energy, Inc.	395,900	11,421,388
Total SA sponsored ADR	1,028,600	52,571,746
Williams Companies, Inc.	430,600	14,218,412
		617,248,167
TOTAL ENERGY		657,704,628
FINANCIALS - 19.0%
Capital Markets - 2.9%
Apollo Global Management LLC Class A	373,584	4,636,177
Ashmore Group PLC	4,434,352	23,003,294
Bank of New York Mellon Corp.	995,099	19,812,421
Goldman Sachs Group, Inc.	360,956	32,641,251
KKR & Co. LP	1,555,743	19,960,183
Manning & Napier, Inc.	249,300	3,113,757
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	2,034,716	$ 30,785,253
The Blackstone Group LP	1,436,700	20,128,167
		154,080,503
Commercial Banks - 6.0%
BB&T Corp.	1,579,598	39,758,482
Comerica, Inc.	455,220	11,744,676
M&T Bank Corp.	263,793	20,137,958
Standard Chartered PLC (United Kingdom)	367,448	8,041,189
SunTrust Banks, Inc.	668,680	11,835,636
U.S. Bancorp	1,667,238	45,098,788
Wells Fargo & Co.	6,605,209	182,039,560
		318,656,289
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	5,241,162	174,268,637
KKR Financial Holdings LLC	3,028,485	26,438,674
New Academy Holding Co. LLC unit (g)(h)	127,200	12,770,880
		213,478,191
Insurance - 3.8%
ACE Ltd.	515,100	36,118,812
AFLAC, Inc.	236,300	10,222,338
Berkshire Hathaway, Inc. Class B (a)	385,900	29,444,170
Everest Re Group Ltd.	213,300	17,936,397
Fidelity National Financial, Inc. Class A	858,586	13,677,275
Hanover Insurance Group, Inc.	308,870	10,795,007
MetLife, Inc.	774,000	24,133,320
MetLife, Inc. unit (a)	188,700	11,588,067
Old Republic International Corp.	776,600	7,199,082
The Chubb Corp.	355,600	24,614,632
Validus Holdings Ltd.	602,341	18,973,742
		204,702,842
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	562,988	15,808,703
Annaly Capital Management, Inc.	937,300	14,959,308
Brandywine Realty Trust (SBI)	563,200	5,350,400
Chimera Investment Corp.	3,449,150	8,657,367
Digital Realty Trust, Inc. (d)	116,100	7,740,387
Highwoods Properties, Inc. (SBI)	151,538	4,496,132
Omega Healthcare Investors, Inc.	489,700	9,475,695
Rayonier, Inc.	287,322	12,823,181
Two Harbors Investment Corp.	1,125,650	10,401,006
Ventas, Inc.	339,350	18,708,366
		108,420,545

	Shares	Value
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	861,334	$ 7,433,312
New York Community Bancorp, Inc.	743,533	9,197,503
		16,630,815
TOTAL FINANCIALS		1,015,969,185
HEALTH CARE - 13.6%
Biotechnology - 1.2%
Amgen, Inc.	756,300	48,562,023
PDL BioPharma, Inc. (d)	2,053,400	12,731,080
		61,293,103
Health Care Equipment & Supplies - 0.7%
Covidien PLC	474,800	21,370,748
Meridian Bioscience, Inc.	397,700	7,492,668
St. Jude Medical, Inc.	296,400	10,166,520
		39,029,936
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	1,236,928	21,510,178
WellPoint, Inc.	1,078,900	71,477,125
		92,987,303
Pharmaceuticals - 9.9%
Abbott Laboratories	817,700	45,979,271
AstraZeneca PLC sponsored ADR	267,400	12,377,946
GlaxoSmithKline PLC	1,427,819	32,537,324
Johnson & Johnson	1,126,030	73,845,047
Merck & Co., Inc.	3,311,572	124,846,264
Pfizer, Inc.	8,184,115	177,104,249
Roche Holding AG (participation certificate)	157,255	26,657,079
Sanofi-aventis	424,699	31,048,114
Teva Pharmaceutical Industries Ltd. sponsored ADR	133,800	5,400,168
		529,795,462
TOTAL HEALTH CARE		723,105,804
INDUSTRIALS - 9.0%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	330,625	17,969,469
Lockheed Martin Corp.	452,400	36,599,160
Raytheon Co.	563,341	27,254,438
The Boeing Co.	232,984	17,089,376
United Technologies Corp.	301,652	22,047,745
		120,960,188
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	156,200	10,899,636
United Parcel Service, Inc. Class B	704,704	51,577,286
		62,476,922
Building Products - 0.1%
Lennox International, Inc.	75,800	2,558,250
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	284,174	$ 8,150,110
Intrum Justitia AB	633,602	9,921,757
Republic Services, Inc.	1,609,300	44,336,215
US Ecology, Inc.	59,291	1,113,485
		63,521,567
Industrial Conglomerates - 2.6%
General Electric Co.	6,716,787	120,297,655
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	920,650	19,287,618
		139,585,273
Machinery - 0.7%
Briggs & Stratton Corp.	713,067	11,045,408
Douglas Dynamics, Inc.	628,700	9,191,594
Harsco Corp.	116,600	2,399,628
Ingersoll-Rand PLC	468,238	14,267,212
		36,903,842
Professional Services - 0.2%
Michael Page International PLC	2,345,409	12,705,989
Road & Rail - 0.7%
Union Pacific Corp.	369,190	39,111,989
TOTAL INDUSTRIALS		477,824,020
INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.4%
Cisco Systems, Inc.	4,236,522	76,596,318
Computers & Peripherals - 1.1%
Apple, Inc. (a)	32,828	13,295,340
Hewlett-Packard Co.	1,871,050	48,198,248
		61,493,588
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	255,400	9,554,514
Avnet, Inc. (a)	183,600	5,708,124
Coretronic Corp.	2,757,000	1,866,221
Corning, Inc.	1,843,900	23,933,822
Everlight Electronics Co. Ltd.	3,114,000	5,418,782
TE Connectivity Ltd.	412,938	12,722,620
		59,204,083
Internet Software & Services - 0.7%
Google, Inc. Class A (a)	38,298	24,736,678
VeriSign, Inc.	293,000	10,465,960
		35,202,638
IT Services - 4.2%
Accenture PLC Class A	487,471	25,948,081

	Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	301,769	$ 19,406,764
Fidelity National Information Services, Inc.	98,697	2,624,353
International Business Machines Corp.	276,923	50,920,601
Paychex, Inc.	3,093,653	93,149,892
Visa, Inc. Class A	290,481	29,492,536
		221,542,227
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.	1,446,100	15,487,731
ASM Pacific Technology Ltd.	1,176,600	13,202,777
Epistar Corp.	2,165,000	4,596,649
KLA-Tencor Corp.	744,081	35,901,908
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,879,419	12,554,267
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,375,300	30,665,123
		112,408,455
Software - 0.6%
BMC Software, Inc. (a)	217,200	7,119,816
CA, Inc.	488,819	9,881,476
Microsoft Corp.	528,000	13,706,880
		30,708,172
TOTAL INFORMATION TECHNOLOGY		597,155,481
MATERIALS - 0.4%
Chemicals - 0.3%
PPG Industries, Inc.	169,936	14,187,957
Metals & Mining - 0.1%
Commercial Metals Co.	571,371	7,902,061
TOTAL MATERIALS		22,090,018
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 4.3%
AT&T, Inc.	3,569,077	107,928,888
CenturyLink, Inc.	826,949	30,762,503
Koninklijke KPN NV	923,897	11,056,024
Verizon Communications, Inc.	2,019,608	81,026,673
		230,774,088
UTILITIES - 5.0%
Electric Utilities - 3.6%
American Electric Power Co., Inc.	733,161	30,286,881
Duke Energy Corp.	1,779,600	39,151,200
El Paso Electric Co.	253,492	8,780,963
FirstEnergy Corp.	564,910	25,025,513
NextEra Energy, Inc.	518,480	31,565,062
PPL Corp.	1,418,117	41,721,002
Southern Co.	353,900	16,382,031
		192,912,652
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
Alliant Energy Corp.	161,320	$ 7,115,825
National Grid PLC	2,927,400	28,298,356
PG&E Corp.	329,092	13,565,172
TECO Energy, Inc.	1,317,586	25,218,596
		74,197,949
TOTAL UTILITIES		267,110,601
TOTAL COMMON STOCKS (Cost $4,816,995,615)		4,945,872,554
Preferred Stocks - 3.3%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	203,290	6,962,683
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	6,100	5,799,636
TOTAL CONSUMER DISCRETIONARY		12,762,319
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	50,900	1,692,425
FINANCIALS - 0.5%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	9,764,910
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	52,100	4,233,125
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	232,300	4,362,594
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	116,500	5,970,625
TOTAL FINANCIALS		24,331,254
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	35,634	7,483,140
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	7,100	6,191,839
TOTAL HEALTH CARE		13,674,979

	Shares	Value
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	104,600	$ 6,047,188
MATERIALS - 0.1%
Metals & Mining - 0.1%
AngloGold Ashanti Holdings Finance PLC 6.00%	149,900	7,154,727
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	213,100	11,690,666
TOTAL CONVERTIBLE PREFERRED STOCKS		77,353,558
Nonconvertible Preferred Stocks - 1.8%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE (Germany)	613,565	32,840,110
Volkswagen AG	382,600	57,323,734
		90,163,844
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC LLC 7.00% (e)	9,195	6,482,475
TOTAL NONCONVERTIBLE PREFERRED STOCKS		96,646,319
TOTAL PREFERRED STOCKS (Cost $202,306,090)		173,999,877
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $7,626,209)	582,390	4,988,869
Corporate Bonds - 2.7%
	Principal Amount
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 3,580,000	6,141,938
Hotels, Restaurants & Leisure - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15	2,410,000	2,291,006
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16	1,600,000	2,220,000
TOTAL CONSUMER DISCRETIONARY		10,652,944
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 6,990,000	$ 6,214,809
Peabody Energy Corp. 4.75% 12/15/66	2,220,000	2,264,400
Western Refining, Inc. 5.75% 6/15/14	4,660,000	6,698,750
		15,177,959
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	10,438,000	4,918,908
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	4,470,000	5,383,221
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	9,680,000	10,177,068
Construction & Engineering - 0.0%
MasTec, Inc. 4.25% 12/15/14	900,000	1,196,438
TOTAL INDUSTRIALS		11,373,506
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	4,130,000	4,326,175
Computers & Peripherals - 0.1%
SanDisk Corp. 1.5% 8/15/17	2,880,000	3,384,000
Internet Software & Services - 0.3%
Equinix, Inc.:
3% 10/15/14	4,830,000	5,361,783
4.75% 6/15/16	3,930,000	5,531,475
VeriSign, Inc. 3.25% 8/15/37	4,410,000	5,269,950
		16,163,208
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	5,480,000	6,439,000
Software - 0.3%
Microsoft Corp. 0% 6/15/13 (e)	3,200,000	3,234,000
Nuance Communications, Inc. 2.75% 11/1/31 (e)	12,470,000	13,379,063
		16,613,063
TOTAL INFORMATION TECHNOLOGY		46,925,446

	Principal Amount	Value
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	$ 4,500,000	$ 6,255,000
1.625% 7/15/17	3,540,000	5,106,450
		11,361,450
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	10,280,000	6,527,800
TOTAL CONVERTIBLE BONDS		112,321,234
Nonconvertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	6,410,000	6,666,400
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Tops Markets LLC 10.125% 10/15/15	2,230,000	2,319,200
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	2,715,000	3,054,375
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	4,280,000	4,868,500
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. 5.625% 2/15/13	5,000,000	3,200,000
TOTAL FINANCIALS		8,068,500
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	4,730,000	5,214,825
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	$ 5,793,000	$ 5,546,798
TOTAL NONCONVERTIBLE BONDS		30,870,098
TOTAL CORPORATE BONDS (Cost $147,871,294)		143,191,332
Floating Rate Loans - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $5,542,596)	5,542,000	5,458,870
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	50,795,081	50,795,081
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	44,862,170	44,862,170
TOTAL MONEY MARKET FUNDS (Cost $95,657,251)		95,657,251
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $5,275,999,055)		5,369,168,753
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(35,722,904)
NET ASSETS - 100%		$ 5,333,445,849
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,339,688 or 1.2% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,770,880 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 123,251
Fidelity Securities Lending Cash Central Fund	1,205,013
Total	$ 1,328,264
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 444,416,754	$ 438,617,118	$ 5,799,636	$ -
Consumer Staples	612,648,138	612,648,138	-	-
Energy	659,397,053	657,704,628	1,692,425	-
Financials	1,046,782,914	1,009,970,867	24,041,167	12,770,880
Health Care	736,780,783	667,003,506	69,777,277	-
Industrials	483,871,208	477,824,020	6,047,188	-
Information Technology	597,155,481	597,155,481	-	-
Materials	29,244,745	29,244,745	-	-
Telecommunication Services	230,774,088	230,774,088	-	-
Utilities	278,801,267	238,812,245	39,989,022	-
Investment Companies	4,988,869	-	4,988,869	-
Corporate Bonds	143,191,332	-	143,191,332	-
Floating Rate Loans	5,458,870	-	5,458,870	-
Money Market Funds	95,657,251	95,657,251	-	-
Total Investments in Securities:	$ 5,369,168,753	$ 5,055,412,087	$ 300,985,786	$ 12,770,880
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636,000)
Cost of Purchases	13,406,880
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 12,770,880
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (636,000)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.3%
United Kingdom	6.3%
France	2.2%
Switzerland	1.7%
Germany	1.7%
Ireland	1.2%
Bermuda	1.2%
Canada	1.0%
Taiwan	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $43,248,638) - See accompanying schedule: Unaffiliated issuers (cost $5,180,341,804)	$ 5,273,511,502
Fidelity Central Funds (cost $95,657,251)	95,657,251
Total Investments (cost $5,275,999,055)		$ 5,369,168,753
Cash		180,711
Receivable for investments sold		23,370,579
Receivable for fund shares sold		1,830,383
Dividends receivable		13,825,408
Interest receivable		1,436,746
Distributions receivable from Fidelity Central Funds		91,904
Prepaid expenses		15,035
Other receivables		331,944
Total assets		5,410,251,463

Liabilities
Payable for investments purchased	$ 23,700,154
Payable for fund shares redeemed	5,160,280
Accrued management fee	2,016,200
Distribution and service plan fees payable	329,445
Other affiliated payables	394,547
Other payables and accrued expenses	342,818
Collateral on securities loaned, at value	44,862,170
Total liabilities		76,805,614

Net Assets		$ 5,333,445,849
Net Assets consist of:
Paid in capital		$ 5,134,758,357
Distributions in excess of net investment income		(132,585)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		105,659,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,160,597
Net Assets		$ 5,333,445,849

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($3,345,761,955 ÷ 179,033,760 shares)	$ 18.69

Service Class: Net Asset Value, offering price and redemption price per share ($347,999,457 ÷ 18,681,730 shares)	$ 18.63

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,457,230,222 ÷ 79,138,891 shares)	$ 18.41

Service Class 2R: Net Asset Value, offering price and redemption price per share ($3,955,650 ÷ 215,724 shares)	$ 18.34

Investor Class: Net Asset Value, offering price and redemption price per share ($178,498,565 ÷ 9,575,954 shares)	$ 18.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 165,249,503
Interest		6,679,327
Income from Fidelity Central Funds		1,328,264
Total income		173,257,094

Expenses
Management fee	$ 26,265,128
Transfer agent fees	4,314,416
Distribution and service plan fees	4,294,813
Accounting and security lending fees	1,124,594
Custodian fees and expenses	155,093
Independent trustees' compensation	33,290
Appreciation in deferred trustee compensation account	107
Audit	87,793
Legal	26,163
Interest	210
Miscellaneous	63,051
Total expenses before reductions	36,364,658
Expense reductions	(690,328)	35,674,330
Net investment income (loss)		137,582,764
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	341,115,051
Investment not meeting investment restrictions	1,557
Foreign currency transactions	524,719
Futures contracts	(4,992,432)
Total net realized gain (loss)		336,648,895
Change in net unrealized appreciation (depreciation) on: Investment securities	(414,361,545)
Assets and liabilities in foreign currencies	(55,073)
Total change in net unrealized appreciation (depreciation)		(414,416,618)
Net gain (loss)		(77,767,723)
Net increase (decrease) in net assets resulting from operations		$ 59,815,041

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 137,582,764	$ 93,641,028
Net realized gain (loss)	336,648,895	376,021,518
Change in net unrealized appreciation (depreciation)	(414,416,618)	339,398,004
Net increase (decrease) in net assets resulting from operations	59,815,041	809,060,550
Distributions to shareholders from net investment income	(135,446,653)	(98,879,089)
Share transactions - net increase (decrease)	(594,372,345)	(619,890,150)
Redemption fees	2,327	2,603
Total increase (decrease) in net assets	(670,001,630)	90,293,914

Net Assets
Beginning of period	6,003,447,479	5,913,153,565
End of period (including distributions in excess of net investment income of $132,585 and distributions in excess of net investment income of $1,868,429, respectively)	$ 5,333,445,849	$ 6,003,447,479

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.02	$ 16.81	$ 13.18	$ 23.91	$ 26.20
Income from Investment Operations
Net investment income (loss) C	.48	.30	.33	.47	.47
Net realized and unrealized gain (loss)	(.31)	2.24	3.64	(10.67)	(.05)
Total from investment operations	.17	2.54	3.97	(10.20)	.42
Distributions from net investment income	(.50)	(.33)	(.34)	(.51)	(.50)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.50)	(.33)	(.34)	(.53)	(2.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.69	$ 19.02	$ 16.81	$ 13.18	$ 23.91
Total Return A,B	.97%	15.15%	30.21%	(42.65)%	1.53%
Ratios to Average Net Assets D,F
Expenses before reductions	.56%	.56%	.58%	.57%	.55%
Expenses net of fee waivers, if any	.55%	.55%	.58%	.57%	.55%
Expenses net of all reductions	.54%	.55%	.58%	.57%	.54%
Net investment income (loss)	2.48%	1.71%	2.29%	2.37%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,345,762	$ 3,798,310	$ 3,771,733	$ 3,322,799	$ 7,201,655
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.96	$ 16.75	$ 13.14	$ 23.82	$ 26.11
Income from Investment Operations
Net investment income (loss) C	.46	.28	.31	.44	.44
Net realized and unrealized gain (loss)	(.31)	2.24	3.63	(10.62)	(.05)
Total from investment operations	.15	2.52	3.94	(10.18)	.39
Distributions from net investment income	(.48)	(.31)	(.33)	(.48)	(.47)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.48)	(.31)	(.33)	(.50)	(2.68)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.63	$ 18.96	$ 16.75	$ 13.14	$ 23.82
Total Return A,B	.86%	15.09%	30.03%	(42.70)%	1.42%
Ratios to Average Net Assets D,F
Expenses before reductions	.66%	.66%	.68%	.67%	.65%
Expenses net of fee waivers, if any	.66%	.65%	.68%	.67%	.65%
Expenses net of all reductions	.64%	.65%	.68%	.67%	.64%
Net investment income (loss)	2.38%	1.61%	2.19%	2.27%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,999	$ 414,431	$ 430,383	$ 405,082	$ 920,054
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.57	$ 13.00	$ 23.57	$ 25.87
Income from Investment Operations
Net investment income (loss) C	.42	.25	.29	.41	.39
Net realized and unrealized gain (loss)	(.31)	2.21	3.58	(10.50)	(.04)
Total from investment operations	.11	2.46	3.87	(10.09)	.35
Distributions from net investment income	(.45)	(.28)	(.30)	(.46)	(.44)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.45)	(.28)	(.30)	(.48)	(2.65)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.41	$ 18.75	$ 16.57	$ 13.00	$ 23.57
Total Return A,B	.66%	14.92%	29.88%	(42.81)%	1.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.81%	.83%	.82%	.80%
Expenses net of fee waivers, if any	.81%	.80%	.83%	.82%	.80%
Expenses net of all reductions	.80%	.80%	.83%	.82%	.80%
Net investment income (loss)	2.23%	1.46%	2.04%	2.12%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,457,230	$ 1,619,356	$ 1,558,421	$ 1,321,569	$ 2,583,129
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.66	$ 16.49	$ 12.93	$ 23.44	$ 25.73
Income from Investment Operations
Net investment income (loss) C	.42	.25	.28	.41	.39
Net realized and unrealized gain (loss)	(.30)	2.20	3.58	(10.45)	(.04)
Total from investment operations	.12	2.45	3.86	(10.04)	.35
Distributions from net investment income	(.44)	(.28)	(.30)	(.45)	(.43)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.44)	(.28)	(.30)	(.47)	(2.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.34	$ 18.66	$ 16.49	$ 12.93	$ 23.44
Total Return A,B	.70%	14.90%	29.95%	(42.82)%	1.27%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.81%	.83%	.82%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.83%	.82%	.80%
Expenses net of all reductions	.79%	.80%	.83%	.81%	.79%
Net investment income (loss)	2.23%	1.46%	2.04%	2.12%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,956	$ 5,405	$ 5,259	$ 5,339	$ 13,558
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 16.77	$ 13.15	$ 23.85	$ 26.15
Income from Investment Operations
Net investment income (loss) C	.46	.28	.31	.44	.44
Net realized and unrealized gain (loss)	(.31)	2.23	3.64	(10.63)	(.05)
Total from investment operations	.15	2.51	3.95	(10.19)	.39
Distributions from net investment income	(.48)	(.31)	(.33)	(.49)	(.48)
Distributions from net realized gain	-	-	-	(.02)	(2.21)
Total distributions	(.48)	(.31)	(.33)	(.51)	(2.69)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 18.64	$ 18.97	$ 16.77	$ 13.15	$ 23.85
Total Return A,B	.89%	15.04%	30.09%	(42.71)%	1.39%
Ratios to Average Net Assets D,F
Expenses before reductions	.64%	.65%	.68%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.68%	.66%	.66%
Expenses net of all reductions	.63%	.64%	.68%	.66%	.66%
Net investment income (loss)	2.39%	1.62%	2.19%	2.28%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,499	$ 165,946	$ 147,358	$ 122,483	$ 230,534
Portfolio turnover rate E	96%	29%	29%	34%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 703,886,953
Gross unrealized depreciation	(645,311,548)
Net unrealized appreciation (depreciation) on securities and other investments	$ 58,575,405

Tax Cost	$ 5,310,593,348

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 140,777,877
Net unrealized appreciation (depreciation)	$ 58,566,304

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 135,446,653	$ 98,879,089

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(4,992,432) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,448,235,285 and $6,053,643,827, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 382,756
Service Class 2	3,899,521
Service Class 2 R	12,536
$ 4,294,813

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,620,130
Service Class	276,961
Service Class 2	1,134,040
Service Class 2R	3,596
Investor Class	279,689
$ 4,314,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $153,756 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,943 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,205,013, including $540 from securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $12,791,000. The weighted average interest rate was .59%. The interest expense amounted to $210 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

11. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 61,511
Service Class	6,507
Service Class 2	26,527
Service Class 2R	85
Investor Class	3,004
$ 97,634

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $592,694 for the period.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 87,368,043	$ 64,973,877
Service Class	8,664,568	6,737,480
Service Class 2	34,838,681	24,391,968
Service Class 2R	92,819	80,537
Investor Class	4,482,542	2,695,227
Total	$ 135,446,653	$ 98,879,089

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	4,371,165	4,740,512	$ 84,316,162	$ 82,331,514
Reinvestment of distributions	4,832,303	3,504,835	87,368,043	64,973,877
Shares redeemed	(29,859,019)	(32,979,175)	(577,640,149)	(570,621,114)
Net increase (decrease)	(20,655,551)	(24,733,828)	$ (405,955,944)	$ (423,315,723)
Service Class
Shares sold	732,651	702,398	$ 13,967,159	$ 12,089,968
Reinvestment of distributions	480,564	364,809	8,664,568	6,737,480
Shares redeemed	(4,390,826)	(4,898,823)	(85,219,322)	(84,563,059)
Net increase (decrease)	(3,177,611)	(3,831,616)	$ (62,587,595)	$ (65,735,611)
Service Class 2
Shares sold	6,218,448	6,065,151	$ 117,730,568	$ 102,701,453
Reinvestment of distributions	1,955,033	1,335,936	34,838,681	24,391,968
Shares redeemed	(15,423,190)	(15,068,707)	(293,235,286)	(257,524,680)
Net increase (decrease)	(7,249,709)	(7,667,620)	$ (140,666,037)	$ (130,431,259)
Service Class 2R
Shares sold	65,572	174,505	$ 1,282,023	$ 2,953,931
Reinvestment of distributions	5,229	4,431	92,819	80,537
Shares redeemed	(144,784)	(208,193)	(2,656,411)	(3,392,012)
Net increase (decrease)	(73,983)	(29,257)	$ (1,281,569)	$ (357,544)
Investor Class
Shares sold	1,692,332	1,468,527	$ 32,847,466	$ 25,723,911
Reinvestment of distributions	248,478	145,666	4,482,542	2,695,227
Shares redeemed	(1,110,397)	(1,656,459)	(21,211,208)	(28,469,151)
Net increase (decrease)	830,413	(42,266)	$ 16,118,800	$ (50,013)

Annual Report

Notes to Financial Statements - continued

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/03/2012	02/03/2012	$0.488

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011, $141,476,749 or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 92% of the dividends distributed in December 2011 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0212
1.782454.110

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Initial Class	0.20%	1.38%	1.51%
VIP Growth Portfolio - Service Class	0.14%	1.28%	1.41%
VIP Growth Portfolio - Service Class 2	-0.03%	1.12%	1.25%
VIP Growth Portfolio - Investor Class A	0.14%	1.28%	1.44%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes trailed the 2.18% advance of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report). Security selection in energy hurt the most, including stakes in Halliburton and Baker Hughes, which were among the fund's biggest detractors. Also within this group, not owning energy behemoth Exxon Mobil later in the period when it outpaced the benchmark hurt, as did an out-of-index stake in Transocean, the world's largest offshore drilling contractor. I sold the fund's position in Transocean and acquired shares of Exxon by period end. In information technology, not owning International Business Machines, which produced a strong double-digit gain during the period, was detrimental, as was the fund's out-of-index position in Velti, a provider of mobile marketing and advertising for a variety of telecommunication services firms. Positioning in financials and consumer staples also was unproductive. The fund's stake in Green Mountain Coffee Roasters notably detracted from results in staples. An underweighting and untimely ownership of index component Philip Morris International hampered results. I thought the cigarette maker would be hurt by global excise taxes, but its business model proved resilient and defensive stocks gained favor amid market volatility. Lastly, a modest cash position also detracted. On the flip side, Valeant Pharmaceuticals International was the fund's top individual contributor. Shares of the Canadian drug company, which are not in the index, rose sharply, driven by strong earnings growth from its successful acquisition strategy. From a sector perspective, stock selection in consumer discretionary proved most rewarding, with several names in retailing - such as out-of-index discount retailer Dollarama and beauty retailer Ulta Salon, Cosmetics & Fragrance - among the fund's biggest relative contributors. Elsewhere, picks in the capital goods industry within industrials aided results, including an overweighting in aircraft components maker Goodrich, which I sold by period end. Overweighting tech giant Apple was another plus.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.67%
Actual		$ 1,000.00	$ 921.80	$ 3.25
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 921.50	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 920.80	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2R	.91%
Actual		$ 1,000.00	$ 920.70	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.75%
Actual		$ 1,000.00	$ 921.50	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.7	6.0
Google, Inc. Class A	4.1	3.2
United Technologies Corp.	2.5	3.0
McDonald's Corp.	2.3	1.4
QUALCOMM, Inc.	2.2	3.6
Accenture PLC Class A	1.8	1.8
Exxon Mobil Corp.	1.6	3.9
Danaher Corp.	1.5	1.1
Precision Castparts Corp.	1.5	1.1
Starbucks Corp.	1.4	1.0
	27.6
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.7	31.0
Consumer Discretionary	16.6	13.0
Industrials	14.3	17.8
Energy	9.5	15.3
Consumer Staples	8.5	3.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 95.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	14.3%	** Foreign investments	19.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 0.9%
Gentex Corp.	1,185,274	$ 35,072,258
Automobiles - 1.2%
Harley-Davidson, Inc.	782,066	30,398,905
Tesla Motors, Inc. (a)(d)	521,977	14,907,663
		45,306,568
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	746,900	8,057,476
Kroton Educacional SA:
rights 1/23/12 (a)	167,728	47,711
unit (a)	416,000	4,105,968
		12,211,155
Hotels, Restaurants & Leisure - 4.1%
Arcos Dorados Holdings, Inc.	98,900	2,030,417
Chipotle Mexican Grill, Inc. (a)	17,093	5,772,990
Dunkin' Brands Group, Inc. (a)	144,700	3,614,606
McDonald's Corp.	867,800	87,066,374
Starbucks Corp.	1,117,673	51,424,135
		149,908,522
Household Durables - 0.5%
Tupperware Brands Corp.	345,084	19,314,351
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	226,412	39,191,917
Media - 0.5%
Discovery Communications, Inc. Class C (non-vtg.) (a)	444,191	16,746,001
Multiline Retail - 1.6%
Dollar General Corp. (a)	457,249	18,811,224
Dollar Tree, Inc. (a)	45,600	3,789,816
Dollarama, Inc.	722,140	31,554,625
Dollarama, Inc. (a)(e)	128,200	5,601,826
		59,757,491
Specialty Retail - 5.3%
AutoZone, Inc. (a)	62,920	20,447,112
Bed Bath & Beyond, Inc. (a)	461,526	26,754,662
GNC Holdings, Inc.	528,540	15,301,233
Home Depot, Inc.	309,900	13,028,196
Lowe's Companies, Inc.	820,191	20,816,448
Ross Stores, Inc.	622,218	29,574,022
TJX Companies, Inc.	389,950	25,171,273
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	384,696	24,974,464
Vitamin Shoppe, Inc. (a)	467,792	18,655,545
		194,722,955
Textiles, Apparel & Luxury Goods - 1.1%
Burberry Group PLC	176,087	3,240,851

	Shares	Value
NIKE, Inc. Class B	325,211	$ 31,340,584
Ralph Lauren Corp.	38,300	5,288,464
		39,869,899
TOTAL CONSUMER DISCRETIONARY		612,101,117
CONSUMER STAPLES - 8.5%
Beverages - 1.3%
The Coca-Cola Co.	688,641	48,184,211
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	76,400	6,365,648
Drogasil SA	707,823	4,927,257
Whole Foods Market, Inc.	213,248	14,837,796
		26,130,701
Food Products - 1.4%
Green Mountain Coffee Roasters, Inc. (a)(d)	655,237	29,387,379
Mead Johnson Nutrition Co. Class A	327,969	22,541,309
		51,928,688
Household Products - 1.3%
Colgate-Palmolive Co.	436,842	40,359,832
Procter & Gamble Co.	136,800	9,125,928
		49,485,760
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	47,976	5,388,664
Herbalife Ltd.	828,614	42,814,485
		48,203,149
Tobacco - 2.5%
Altria Group, Inc.	124,400	3,688,460
British American Tobacco PLC sponsored ADR	336,400	31,917,632
Philip Morris International, Inc.	638,800	50,133,024
Swedish Match Co.	165,200	5,865,273
		91,604,389
TOTAL CONSUMER STAPLES		315,536,898
ENERGY - 9.5%
Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	309,471	15,052,669
Cameron International Corp. (a)	295,300	14,525,807
Dresser-Rand Group, Inc. (a)	349,391	17,438,105
Halliburton Co.	959,028	33,096,056
National Oilwell Varco, Inc.	279,900	19,030,401
Oceaneering International, Inc.	538,712	24,850,785
Schlumberger Ltd.	441,628	30,167,609
		154,161,432
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	162,800	12,426,524
Apache Corp.	105,119	9,521,679
Atlas Pipeline Partners, LP	607,041	22,551,573
Concho Resources, Inc. (a)	190,992	17,905,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	702,304	$ 59,527,287
Kosmos Energy Ltd.	786,869	9,647,014
Noble Energy, Inc.	135,400	12,780,406
Occidental Petroleum Corp.	448,200	41,996,340
ONEOK Partners LP	74,954	4,327,844
Pioneer Natural Resources Co.	77,300	6,916,804
		197,600,971
TOTAL ENERGY		351,762,403
FINANCIALS - 2.4%
Capital Markets - 1.1%
BlackRock, Inc. Class A	100,507	17,914,368
GP Investments Ltd. (depositary receipt) (a)	1,387,358	2,956,103
Invesco Ltd.	759,751	15,263,398
JMP Group, Inc.	112,978	807,793
Noah Holdings Ltd. sponsored ADR (a)(d)	395,012	2,429,324
		39,370,986
Consumer Finance - 0.1%
Mahindra & Mahindra Financial Services Ltd.	138,629	1,595,744
Shriram Transport Finance Co. Ltd.	398,001	3,159,459
		4,755,203
Diversified Financial Services - 0.9%
CME Group, Inc.	137,961	33,616,957
Real Estate Investment Trusts - 0.3%
Public Storage	77,440	10,412,582
Real Estate Management & Development - 0.0%
BR Malls Participacoes SA	182,600	1,775,822
TOTAL FINANCIALS		89,931,550
HEALTH CARE - 4.2%
Biotechnology - 0.7%
Aegerion Pharmaceuticals, Inc. (a)	123,800	2,072,412
Amgen, Inc.	182,100	11,692,641
Biogen Idec, Inc. (a)	122,800	13,514,140
		27,279,193
Health Care Equipment & Supplies - 0.4%
Edwards Lifesciences Corp. (a)	102,400	7,239,680
The Cooper Companies, Inc.	99,531	7,018,926
		14,258,606
Health Care Providers & Services - 0.3%
VCA Antech, Inc. (a)	447,121	8,830,640
Pharmaceuticals - 2.8%
Allergan, Inc.	260,667	22,870,923
Novo Nordisk A/S Series B	226,060	25,973,214

	Shares	Value
Perrigo Co.	62,348	$ 6,066,460
Valeant Pharmaceuticals International, Inc. (Canada)	1,063,519	49,771,520
		104,682,117
TOTAL HEALTH CARE		155,050,556
INDUSTRIALS - 14.3%
Aerospace & Defense - 5.3%
Esterline Technologies Corp. (a)	222,878	12,474,482
Honeywell International, Inc.	341,616	18,566,830
Precision Castparts Corp.	334,000	55,039,860
TransDigm Group, Inc. (a)	179,048	17,131,313
United Technologies Corp.	1,256,070	91,806,156
		195,018,641
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	285,640	20,905,992
Commercial Services & Supplies - 0.8%
Cintas Corp.	518,563	18,051,178
KAR Auction Services, Inc. (a)	457,850	6,180,975
Waste Connections, Inc.	121,406	4,023,395
		28,255,548
Electrical Equipment - 1.8%
AMETEK, Inc.	231,186	9,732,931
Polypore International, Inc. (a)	457,539	20,127,141
Regal-Beloit Corp.	178,000	9,072,660
Roper Industries, Inc.	327,267	28,429,684
		67,362,416
Industrial Conglomerates - 1.5%
Danaher Corp.	1,196,335	56,275,598
Machinery - 1.5%
CLARCOR, Inc.	575,588	28,773,644
Graco, Inc.	95,168	3,891,420
Ingersoll-Rand PLC	733,864	22,360,836
		55,025,900
Professional Services - 1.7%
Advisory Board Co. (a)	180,214	13,373,681
Equifax, Inc.	352,578	13,658,872
IHS, Inc. Class A (a)	219,288	18,893,854
Qualicorp SA	612,800	5,509,017
Robert Half International, Inc.	485,813	13,826,238
		65,261,662
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. Class A	68,500	4,901,175
W.W. Grainger, Inc.	200,100	37,456,719
		42,357,894
TOTAL INDUSTRIALS		530,463,651
INFORMATION TECHNOLOGY - 32.7%
Communications Equipment - 2.2%
QUALCOMM, Inc.	1,479,155	80,909,779
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 9.3%
Apple, Inc. (a)	797,430	$ 322,959,148
SanDisk Corp. (a)	458,466	22,561,112
		345,520,260
Internet Software & Services - 7.8%
Baidu.com, Inc. sponsored ADR (a)	263,793	30,723,971
Bankrate, Inc.	105,900	2,276,850
Dice Holdings, Inc. (a)	796,814	6,605,588
eBay, Inc. (a)	651,515	19,760,450
Google, Inc. Class A (a)	235,480	152,096,532
KIT Digital, Inc. (a)(d)	1,484,546	12,544,414
MercadoLibre, Inc.	107,742	8,569,799
Responsys, Inc.	446,515	3,969,518
SPS Commerce, Inc. (a)	89,800	2,330,310
Velti PLC (a)	1,277,200	8,684,960
VeriSign, Inc.	1,141,610	40,778,309
		288,340,701
IT Services - 3.5%
Accenture PLC Class A	1,263,166	67,238,326
Cognizant Technology Solutions Corp. Class A (a)	502,636	32,324,521
Heartland Payment Systems, Inc.	671,910	16,367,728
MasterCard, Inc. Class A	23,800	8,873,116
ServiceSource International, Inc.	249,444	3,913,776
		128,717,467
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	105,208	3,764,342
ARM Holdings PLC sponsored ADR	353,287	9,775,451
ASML Holding NV	225,700	9,432,003
Avago Technologies Ltd.	378,422	10,921,259
Broadcom Corp. Class A	632,029	18,556,371
Linear Technology Corp.	309,000	9,279,270
Marvell Technology Group Ltd. (a)	682,541	9,453,193
		71,181,889
Software - 8.0%
ANSYS, Inc. (a)	302,548	17,329,949
Ariba, Inc. (a)	1,231,529	34,581,334
Check Point Software Technologies Ltd. (a)	553,800	29,096,652
Citrix Systems, Inc. (a)	678,577	41,203,195
Computer Modelling Group Ltd.	502,700	7,577,028
Electronic Arts, Inc. (a)	816,477	16,819,426
Intuit, Inc.	618,656	32,535,119
Jive Software, Inc.	57,400	918,400
Mitek Systems, Inc. (a)(d)	453,220	3,285,845
Oracle Corp.	1,248,483	32,023,589
RealPage, Inc. (a)	299,895	7,578,347
Red Hat, Inc. (a)	303,100	12,514,999
salesforce.com, Inc. (a)	285,582	28,975,150

	Shares	Value
SolarWinds, Inc. (a)	426,734	$ 11,927,215
VMware, Inc. Class A (a)	212,577	17,684,281
		294,050,529
TOTAL INFORMATION TECHNOLOGY		1,208,720,625
MATERIALS - 4.7%
Chemicals - 3.5%
Balchem Corp.	94,095	3,814,611
CF Industries Holdings, Inc.	57,750	8,372,595
Ecolab, Inc.	299,900	17,337,219
FMC Corp.	253,627	21,822,067
Monsanto Co.	292,400	20,488,468
Praxair, Inc.	337,437	36,072,015
Sherwin-Williams Co.	90,600	8,087,862
W.R. Grace & Co. (a)	251,265	11,538,089
		127,532,926
Metals & Mining - 1.2%
Kenmare Resources PLC (a)	4,600,347	3,286,713
Mirabela Nickel Ltd. (a)	1,260,228	1,443,425
Newmont Mining Corp.	686,860	41,218,469
		45,948,607
TOTAL MATERIALS		173,481,533
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A	544,955	32,702,750
SBA Communications Corp. Class A (a)	344,400	14,795,424
TIM Participacoes SA sponsored ADR (d)	1,348,195	34,783,431
		82,281,605
UTILITIES - 0.6%
Gas Utilities - 0.6%
ONEOK, Inc.	269,785	23,387,662
TOTAL COMMON STOCKS (Cost $3,042,829,884)		3,542,717,600
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	160,778,297	$ 160,778,297
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	14,804,200	14,804,200
TOTAL MONEY MARKET FUNDS (Cost $175,582,497)		175,582,497
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,218,412,381)		3,718,300,097
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(17,650,713)
NET ASSETS - 100%		$ 3,700,649,384
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,601,826 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 99,752
Fidelity Securities Lending Cash Central Fund	508,249
Total	$ 608,001
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 612,101,117	$ 612,101,117	$ -	$ -
Consumer Staples	315,536,898	315,536,898	-	-
Energy	351,762,403	351,762,403	-	-
Financials	89,931,550	89,931,550	-	-
Health Care	155,050,556	129,077,342	25,973,214	-
Industrials	530,463,651	530,463,651	-	-
Information Technology	1,208,720,625	1,208,720,625	-	-
Materials	173,481,533	173,481,533	-	-
Telecommunication Services	82,281,605	82,281,605	-	-
Utilities	23,387,662	23,387,662	-	-
Money Market Funds	175,582,497	175,582,497	-	-
Total Investments in Securities:	$ 3,718,300,097	$ 3,692,326,883	$ 25,973,214	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Canada	2.5%
Ireland	2.5%
Cayman Islands	2.1%
Brazil	1.4%
United Kingdom	1.3%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $14,441,744) - See accompanying schedule: Unaffiliated issuers (cost $3,042,829,884)	$ 3,542,717,600
Fidelity Central Funds (cost $175,582,497)	175,582,497
Total Investments (cost $3,218,412,381)		$ 3,718,300,097
Foreign currency held at value (cost $2,352)		2,352
Receivable for investments sold		2,609,756
Receivable for fund shares sold		560,500
Dividends receivable		1,472,467
Distributions receivable from Fidelity Central Funds		48,209
Prepaid expenses		11,565
Other receivables		247,353
Total assets		3,723,252,299

Liabilities
Payable for investments purchased	$ 2,320,637
Payable for fund shares redeemed	3,048,023
Accrued management fee	1,738,098
Distribution and service plan fees payable	159,541
Other affiliated payables	301,307
Other payables and accrued expenses	231,109
Collateral on securities loaned, at value	14,804,200
Total liabilities		22,602,915

Net Assets		$ 3,700,649,384
Net Assets consist of:
Paid in capital		$ 4,456,911,558
Distributions in excess of net investment income		(1,595,240)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,254,552,689)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		499,885,755
Net Assets		$ 3,700,649,384

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($2,583,122,349 ÷ 70,014,781 shares)	$ 36.89

Service Class: Net Asset Value, offering price and redemption price per share ($395,217,324 ÷ 10,737,907 shares)	$ 36.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($590,556,248 ÷ 16,164,322 shares)	$ 36.53

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,202,450 ÷ 142,686 shares)	$ 36.46

Investor Class: Net Asset Value, offering price and redemption price per share ($126,551,013 ÷ 3,438,280 shares)	$ 36.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 39,775,607
Interest		571
Income from Fidelity Central Funds		608,001
Total income		40,384,179

Expenses
Management fee	$ 22,218,424
Transfer agent fees	3,015,001
Distribution and service plan fees	2,018,146
Accounting and security lending fees	1,047,097
Custodian fees and expenses	135,313
Independent trustees' compensation	23,550
Appreciation in deferred trustee compensation account	102
Audit	75,544
Legal	19,688
Interest	1,501
Miscellaneous	41,002
Total expenses before reductions	28,595,368
Expense reductions	(297,109)	28,298,259
Net investment income (loss)		12,085,920
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	391,611,560
Foreign currency transactions	(1,418,268)
Total net realized gain (loss)		390,193,292
Change in net unrealized appreciation (depreciation) on: Investment securities	(386,681,295)
Assets and liabilities in foreign currencies	(4,822)
Total change in net unrealized appreciation (depreciation)		(386,686,117)
Net gain (loss)		3,507,175
Net increase (decrease) in net assets resulting from operations		$ 15,593,095

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,085,920	$ 6,206,068
Net realized gain (loss)	390,193,292	368,234,172
Change in net unrealized appreciation (depreciation)	(386,686,117)	419,061,739
Net increase (decrease) in net assets resulting from operations	15,593,095	793,501,979
Distributions to shareholders from net investment income	(13,217,872)	(8,150,719)
Distributions to shareholders from net realized gain	(12,854,853)	(12,197,748)
Total distributions	(26,072,725)	(20,348,467)
Share transactions - net increase (decrease)	(292,123,490)	(439,300,401)
Redemption fees	14,621	1,277
Total increase (decrease) in net assets	(302,588,499)	333,854,388

Net Assets
Beginning of period	4,003,237,883	3,669,383,495
End of period (including distributions in excess of net investment income of $1,595,240 and distributions in excess of net investment income of $165,575, respectively)	$ 3,700,649,384	$ 4,003,237,883

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.09	$ 30.04	$ 23.53	$ 45.12	$ 35.87
Income from Investment Operations
Net investment income (loss) C	.14	.07	.10	.27	.09
Net realized and unrealized gain (loss)	(.06) F	7.18	6.55	(21.55)	9.53
Total from investment operations	.08	7.25	6.65	(21.28)	9.62
Distributions from net investment income	(.15) K	(.09)	(.12)	(.31)	(.33)
Distributions from net realized gain	(.12) K	(.11)	(.02)	-	(.04)
Total distributions	(.28) J	(.20)	(.14) I	(.31)	(.37)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.89	$ 37.09	$ 30.04	$ 23.53	$ 45.12
Total Return A, B	.20%	24.17%	28.29%	(47.17)%	26.96%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.67%	.69%	.68%	.65%
Expenses net of fee waivers, if any	.66%	.66%	.69%	.68%	.65%
Expenses net of all reductions	.66%	.66%	.68%	.67%	.64%
Net investment income (loss)	.36%	.22%	.41%	.74%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583,122	$ 2,842,307	$ 2,618,954	$ 2,337,892	$ 6,002,656
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. JTotal distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. KThe amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.99	$ 29.96	$ 23.47	$ 44.99	$ 35.72
Income from Investment Operations
Net investment income (loss) C	.10	.04	.08	.23	.04
Net realized and unrealized gain (loss)	(.05) F	7.16	6.52	(21.48)	9.51
Total from investment operations	.05	7.20	6.60	(21.25)	9.55
Distributions from net investment income	(.11) J	(.06)	(.09)	(.27)	(.24)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.23)	(.17)	(.11) I	(.27)	(.28)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.81	$ 36.99	$ 29.96	$ 23.47	$ 44.99
Total Return A, B	.14%	24.06%	28.15%	(47.23)%	26.87%
Ratios to Average Net Assets D, G
Expenses before reductions	.77%	.77%	.79%	.78%	.75%
Expenses net of fee waivers, if any	.76%	.76%	.79%	.78%	.75%
Expenses net of all reductions	.76%	.76%	.78%	.77%	.74%
Net investment income (loss)	.26%	.12%	.31%	.64%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,217	$ 453,063	$ 421,996	$ 395,759	$ 929,848
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.72	$ 29.75	$ 23.31	$ 44.65	$ 35.42
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.17	(.02)
Net realized and unrealized gain (loss)	(.05) F	7.10	6.48	(21.29)	9.43
Total from investment operations	(.01)	7.09	6.52	(21.12)	9.41
Distributions from net investment income	(.06) J	(.01)	(.05)	(.22)	(.15)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.03)
Total distributions	(.18)	(.12)	(.08) I	(.22)	(.18)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.53	$ 36.72	$ 29.75	$ 23.31	$ 44.65
Total Return A, B	(.03)%	23.86%	27.97%	(47.31)%	26.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.92%	.94%	.93%	.90%
Expenses net of fee waivers, if any	.91%	.91%	.94%	.93%	.90%
Expenses net of all reductions	.91%	.91%	.93%	.92%	.89%
Net investment income (loss)	.11%	(.03)%	.16%	.49%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,556	$ 584,193	$ 528,819	$ 447,530	$ 898,204
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.64	$ 29.70	$ 23.26	$ 44.42	$ 35.28
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.18	(.01)
Net realized and unrealized gain (loss)	(.05) F	7.09	6.46	(21.20)	9.38
Total from investment operations	(.01)	7.08	6.50	(21.02)	9.37
Distributions from net investment income	(.05) J	(.03)	(.04)	(.14)	(.19)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.17)	(.14)	(.06) I	(.14)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.46	$ 36.64	$ 29.70	$ 23.26	$ 44.42
Total Return A, B	(.02)%	23.86%	27.98%	(47.31)%	26.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.92%	.94%	.93%	.89%
Expenses net of fee waivers, if any	.91%	.91%	.94%	.93%	.89%
Expenses net of all reductions	.91%	.91%	.93%	.92%	.89%
Net investment income (loss)	.11%	(.03)%	.16%	.49%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,202	$ 5,739	$ 4,084	$ 3,061	$ 20,051
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.00	$ 29.97	$ 23.48	$ 45.00	$ 35.78
Income from Investment Operations
Net investment income (loss) C	.10	.04	.08	.24	.04
Net realized and unrealized gain (loss)	(.05) F	7.17	6.52	(21.49)	9.50
Total from investment operations	.05	7.21	6.60	(21.25)	9.54
Distributions from net investment income	(.12) J	(.07)	(.09)	(.27)	(.28)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.24)	(.18)	(.11) I	(.27)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.81	$ 37.00	$ 29.97	$ 23.48	$ 45.00
Total Return A, B	.14%	24.08%	28.14%	(47.22)%	26.81%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.76%	.79%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.75%	.79%	.77%	.76%
Expenses net of all reductions	.74%	.75%	.78%	.76%	.76%
Net investment income (loss)	.27%	.13%	.31%	.65%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 126,551	$ 117,936	$ 95,531	$ 93,428	$ 181,705
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 654,849,850
Gross unrealized depreciation	(164,024,231)
Net unrealized appreciation (depreciation) on securities and other investments	$ 490,825,619

Tax Cost	$ 3,227,474,478

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,245,490,596)
Net unrealized appreciation (depreciation)	$ 490,823,658

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (787,084,954)
2017	(458,405,642)
Total with expiration	$ (1,245,490,596)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 26,072,725	$ 20,348,467

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,780,294,871 and $3,148,912,091, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 441,431
Service Class 2	1,561,919
Service Class 2R	14,796
$ 2,018,146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,019,682
Service Class	322,384
Service Class 2	460,715
Service Class 2R	4,242
Investor Class	207,978
$ 3,015,001

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,088 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,131,533.36%		$ 1,501

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,236 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $532,350. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $508,249, including $19,528 from securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 47,980
Service Class	7,610
Service Class 2	10,777
Service Class 2R	102
Investor Class	2,256
$ 68,725

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $228,384 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 10,671,389	$ 7,069,872
Service Class	1,191,707	708,549
Service Class 2	935,559	157,035
Service Class 2R	7,550	4,039
Investor Class	411,667	211,224
Total	$ 13,217,872	$ 8,150,719
From net realized gain
Initial Class	$ 8,992,576	$ 8,678,947
Service Class	1,422,036	1,386,003
Service Class 2	2,010,246	1,769,479
Service Class 2R	18,630	15,949
Investor Class	411,365	347,370
Total	$ 12,854,853	$ 12,197,748

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	5,105,832	3,473,243	$ 193,724,251	$ 113,067,768
Reinvestment of distributions	531,779	445,708	19,663,965	15,748,819
Shares redeemed	(12,264,436)	(14,471,861)	(468,044,614)	(459,125,365)
Net increase (decrease)	(6,626,825)	(10,552,910)	$ (254,656,398)	$ (330,308,778)
Service Class
Shares sold	823,475	651,294	$ 31,606,992	$ 21,310,170
Reinvestment of distributions	70,516	59,936	2,613,743	2,094,552
Shares redeemed	(2,403,651)	(2,547,621)	(92,186,437)	(80,470,779)
Net increase (decrease)	(1,509,660)	(1,836,391)	$ (57,965,702)	$ (57,066,057)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2
Shares sold	5,724,223	2,292,229	$ 218,079,773	$ 74,709,454
Reinvestment of distributions	79,666	56,469	2,945,805	1,926,514
Shares redeemed	(5,547,933)	(4,214,967)	(210,350,344)	(130,514,071)
Net increase (decrease)	255,956	(1,866,269)	$ 10,675,234	$ (53,878,103)
Service Class 2R
Shares sold	116,285	106,812	$ 4,451,582	$ 3,580,908
Reinvestment of distributions	708	577	26,180	19,988
Shares redeemed	(130,935)	(88,264)	(4,926,892)	(2,902,806)
Net increase (decrease)	(13,942)	19,125	$ (449,130)	$ 698,090
Investor Class
Shares sold	882,253	639,949	$ 34,127,993	$ 21,166,429
Reinvestment of distributions	22,289	15,871	823,032	558,594
Shares redeemed	(653,911)	(655,594)	(24,678,519)	(20,470,576)
Net increase (decrease)	250,631	226	$ 10,272,506	$ 1,254,447

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWT-ANN-0212
1.540077.114

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Service Class 2R A	-0.02%	1.13%	1.25%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes trailed the 2.18% advance of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report). Security selection in energy hurt the most, including stakes in Halliburton and Baker Hughes, which were among the fund's biggest detractors. Also within this group, not owning energy behemoth Exxon Mobil later in the period when it outpaced the benchmark hurt, as did an out-of-index stake in Transocean, the world's largest offshore drilling contractor. I sold the fund's position in Transocean and acquired shares of Exxon by period end. In information technology, not owning International Business Machines, which produced a strong double-digit gain during the period, was detrimental, as was the fund's out-of-index position in Velti, a provider of mobile marketing and advertising for a variety of telecommunication services firms. Positioning in financials and consumer staples also was unproductive. The fund's stake in Green Mountain Coffee Roasters notably detracted from results in staples. An underweighting and untimely ownership of index component Philip Morris International hampered results. I thought the cigarette maker would be hurt by global excise taxes, but its business model proved resilient and defensive stocks gained favor amid market volatility. Lastly, a modest cash position also detracted. On the flip side, Valeant Pharmaceuticals International was the fund's top individual contributor. Shares of the Canadian drug company, which are not in the index, rose sharply, driven by strong earnings growth from its successful acquisition strategy. From a sector perspective, stock selection in consumer discretionary proved most rewarding, with several names in retailing - such as out-of-index discount retailer Dollarama and beauty retailer Ulta Salon, Cosmetics & Fragrance - among the fund's biggest relative contributors. Elsewhere, picks in the capital goods industry within industrials aided results, including an overweighting in aircraft components maker Goodrich, which I sold by period end. Overweighting tech giant Apple was another plus.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.67%
Actual		$ 1,000.00	$ 921.80	$ 3.25
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 921.50	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 920.80	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2R	.91%
Actual		$ 1,000.00	$ 920.70	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.75%
Actual		$ 1,000.00	$ 921.50	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.7	6.0
Google, Inc. Class A	4.1	3.2
United Technologies Corp.	2.5	3.0
McDonald's Corp.	2.3	1.4
QUALCOMM, Inc.	2.2	3.6
Accenture PLC Class A	1.8	1.8
Exxon Mobil Corp.	1.6	3.9
Danaher Corp.	1.5	1.1
Precision Castparts Corp.	1.5	1.1
Starbucks Corp.	1.4	1.0
	27.6
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.7	31.0
Consumer Discretionary	16.6	13.0
Industrials	14.3	17.8
Energy	9.5	15.3
Consumer Staples	8.5	3.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 95.7%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	14.3%	** Foreign investments	19.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 0.9%
Gentex Corp.	1,185,274	$ 35,072,258
Automobiles - 1.2%
Harley-Davidson, Inc.	782,066	30,398,905
Tesla Motors, Inc. (a)(d)	521,977	14,907,663
		45,306,568
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	746,900	8,057,476
Kroton Educacional SA:
rights 1/23/12 (a)	167,728	47,711
unit (a)	416,000	4,105,968
		12,211,155
Hotels, Restaurants & Leisure - 4.1%
Arcos Dorados Holdings, Inc.	98,900	2,030,417
Chipotle Mexican Grill, Inc. (a)	17,093	5,772,990
Dunkin' Brands Group, Inc. (a)	144,700	3,614,606
McDonald's Corp.	867,800	87,066,374
Starbucks Corp.	1,117,673	51,424,135
		149,908,522
Household Durables - 0.5%
Tupperware Brands Corp.	345,084	19,314,351
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	226,412	39,191,917
Media - 0.5%
Discovery Communications, Inc. Class C (non-vtg.) (a)	444,191	16,746,001
Multiline Retail - 1.6%
Dollar General Corp. (a)	457,249	18,811,224
Dollar Tree, Inc. (a)	45,600	3,789,816
Dollarama, Inc.	722,140	31,554,625
Dollarama, Inc. (a)(e)	128,200	5,601,826
		59,757,491
Specialty Retail - 5.3%
AutoZone, Inc. (a)	62,920	20,447,112
Bed Bath & Beyond, Inc. (a)	461,526	26,754,662
GNC Holdings, Inc.	528,540	15,301,233
Home Depot, Inc.	309,900	13,028,196
Lowe's Companies, Inc.	820,191	20,816,448
Ross Stores, Inc.	622,218	29,574,022
TJX Companies, Inc.	389,950	25,171,273
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	384,696	24,974,464
Vitamin Shoppe, Inc. (a)	467,792	18,655,545
		194,722,955
Textiles, Apparel & Luxury Goods - 1.1%
Burberry Group PLC	176,087	3,240,851

	Shares	Value
NIKE, Inc. Class B	325,211	$ 31,340,584
Ralph Lauren Corp.	38,300	5,288,464
		39,869,899
TOTAL CONSUMER DISCRETIONARY		612,101,117
CONSUMER STAPLES - 8.5%
Beverages - 1.3%
The Coca-Cola Co.	688,641	48,184,211
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	76,400	6,365,648
Drogasil SA	707,823	4,927,257
Whole Foods Market, Inc.	213,248	14,837,796
		26,130,701
Food Products - 1.4%
Green Mountain Coffee Roasters, Inc. (a)(d)	655,237	29,387,379
Mead Johnson Nutrition Co. Class A	327,969	22,541,309
		51,928,688
Household Products - 1.3%
Colgate-Palmolive Co.	436,842	40,359,832
Procter & Gamble Co.	136,800	9,125,928
		49,485,760
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	47,976	5,388,664
Herbalife Ltd.	828,614	42,814,485
		48,203,149
Tobacco - 2.5%
Altria Group, Inc.	124,400	3,688,460
British American Tobacco PLC sponsored ADR	336,400	31,917,632
Philip Morris International, Inc.	638,800	50,133,024
Swedish Match Co.	165,200	5,865,273
		91,604,389
TOTAL CONSUMER STAPLES		315,536,898
ENERGY - 9.5%
Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	309,471	15,052,669
Cameron International Corp. (a)	295,300	14,525,807
Dresser-Rand Group, Inc. (a)	349,391	17,438,105
Halliburton Co.	959,028	33,096,056
National Oilwell Varco, Inc.	279,900	19,030,401
Oceaneering International, Inc.	538,712	24,850,785
Schlumberger Ltd.	441,628	30,167,609
		154,161,432
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	162,800	12,426,524
Apache Corp.	105,119	9,521,679
Atlas Pipeline Partners, LP	607,041	22,551,573
Concho Resources, Inc. (a)	190,992	17,905,500
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	702,304	$ 59,527,287
Kosmos Energy Ltd.	786,869	9,647,014
Noble Energy, Inc.	135,400	12,780,406
Occidental Petroleum Corp.	448,200	41,996,340
ONEOK Partners LP	74,954	4,327,844
Pioneer Natural Resources Co.	77,300	6,916,804
		197,600,971
TOTAL ENERGY		351,762,403
FINANCIALS - 2.4%
Capital Markets - 1.1%
BlackRock, Inc. Class A	100,507	17,914,368
GP Investments Ltd. (depositary receipt) (a)	1,387,358	2,956,103
Invesco Ltd.	759,751	15,263,398
JMP Group, Inc.	112,978	807,793
Noah Holdings Ltd. sponsored ADR (a)(d)	395,012	2,429,324
		39,370,986
Consumer Finance - 0.1%
Mahindra & Mahindra Financial Services Ltd.	138,629	1,595,744
Shriram Transport Finance Co. Ltd.	398,001	3,159,459
		4,755,203
Diversified Financial Services - 0.9%
CME Group, Inc.	137,961	33,616,957
Real Estate Investment Trusts - 0.3%
Public Storage	77,440	10,412,582
Real Estate Management & Development - 0.0%
BR Malls Participacoes SA	182,600	1,775,822
TOTAL FINANCIALS		89,931,550
HEALTH CARE - 4.2%
Biotechnology - 0.7%
Aegerion Pharmaceuticals, Inc. (a)	123,800	2,072,412
Amgen, Inc.	182,100	11,692,641
Biogen Idec, Inc. (a)	122,800	13,514,140
		27,279,193
Health Care Equipment & Supplies - 0.4%
Edwards Lifesciences Corp. (a)	102,400	7,239,680
The Cooper Companies, Inc.	99,531	7,018,926
		14,258,606
Health Care Providers & Services - 0.3%
VCA Antech, Inc. (a)	447,121	8,830,640
Pharmaceuticals - 2.8%
Allergan, Inc.	260,667	22,870,923
Novo Nordisk A/S Series B	226,060	25,973,214

	Shares	Value
Perrigo Co.	62,348	$ 6,066,460
Valeant Pharmaceuticals International, Inc. (Canada)	1,063,519	49,771,520
		104,682,117
TOTAL HEALTH CARE		155,050,556
INDUSTRIALS - 14.3%
Aerospace & Defense - 5.3%
Esterline Technologies Corp. (a)	222,878	12,474,482
Honeywell International, Inc.	341,616	18,566,830
Precision Castparts Corp.	334,000	55,039,860
TransDigm Group, Inc. (a)	179,048	17,131,313
United Technologies Corp.	1,256,070	91,806,156
		195,018,641
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	285,640	20,905,992
Commercial Services & Supplies - 0.8%
Cintas Corp.	518,563	18,051,178
KAR Auction Services, Inc. (a)	457,850	6,180,975
Waste Connections, Inc.	121,406	4,023,395
		28,255,548
Electrical Equipment - 1.8%
AMETEK, Inc.	231,186	9,732,931
Polypore International, Inc. (a)	457,539	20,127,141
Regal-Beloit Corp.	178,000	9,072,660
Roper Industries, Inc.	327,267	28,429,684
		67,362,416
Industrial Conglomerates - 1.5%
Danaher Corp.	1,196,335	56,275,598
Machinery - 1.5%
CLARCOR, Inc.	575,588	28,773,644
Graco, Inc.	95,168	3,891,420
Ingersoll-Rand PLC	733,864	22,360,836
		55,025,900
Professional Services - 1.7%
Advisory Board Co. (a)	180,214	13,373,681
Equifax, Inc.	352,578	13,658,872
IHS, Inc. Class A (a)	219,288	18,893,854
Qualicorp SA	612,800	5,509,017
Robert Half International, Inc.	485,813	13,826,238
		65,261,662
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. Class A	68,500	4,901,175
W.W. Grainger, Inc.	200,100	37,456,719
		42,357,894
TOTAL INDUSTRIALS		530,463,651
INFORMATION TECHNOLOGY - 32.7%
Communications Equipment - 2.2%
QUALCOMM, Inc.	1,479,155	80,909,779
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 9.3%
Apple, Inc. (a)	797,430	$ 322,959,148
SanDisk Corp. (a)	458,466	22,561,112
		345,520,260
Internet Software & Services - 7.8%
Baidu.com, Inc. sponsored ADR (a)	263,793	30,723,971
Bankrate, Inc.	105,900	2,276,850
Dice Holdings, Inc. (a)	796,814	6,605,588
eBay, Inc. (a)	651,515	19,760,450
Google, Inc. Class A (a)	235,480	152,096,532
KIT Digital, Inc. (a)(d)	1,484,546	12,544,414
MercadoLibre, Inc.	107,742	8,569,799
Responsys, Inc.	446,515	3,969,518
SPS Commerce, Inc. (a)	89,800	2,330,310
Velti PLC (a)	1,277,200	8,684,960
VeriSign, Inc.	1,141,610	40,778,309
		288,340,701
IT Services - 3.5%
Accenture PLC Class A	1,263,166	67,238,326
Cognizant Technology Solutions Corp. Class A (a)	502,636	32,324,521
Heartland Payment Systems, Inc.	671,910	16,367,728
MasterCard, Inc. Class A	23,800	8,873,116
ServiceSource International, Inc.	249,444	3,913,776
		128,717,467
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	105,208	3,764,342
ARM Holdings PLC sponsored ADR	353,287	9,775,451
ASML Holding NV	225,700	9,432,003
Avago Technologies Ltd.	378,422	10,921,259
Broadcom Corp. Class A	632,029	18,556,371
Linear Technology Corp.	309,000	9,279,270
Marvell Technology Group Ltd. (a)	682,541	9,453,193
		71,181,889
Software - 8.0%
ANSYS, Inc. (a)	302,548	17,329,949
Ariba, Inc. (a)	1,231,529	34,581,334
Check Point Software Technologies Ltd. (a)	553,800	29,096,652
Citrix Systems, Inc. (a)	678,577	41,203,195
Computer Modelling Group Ltd.	502,700	7,577,028
Electronic Arts, Inc. (a)	816,477	16,819,426
Intuit, Inc.	618,656	32,535,119
Jive Software, Inc.	57,400	918,400
Mitek Systems, Inc. (a)(d)	453,220	3,285,845
Oracle Corp.	1,248,483	32,023,589
RealPage, Inc. (a)	299,895	7,578,347
Red Hat, Inc. (a)	303,100	12,514,999
salesforce.com, Inc. (a)	285,582	28,975,150

	Shares	Value
SolarWinds, Inc. (a)	426,734	$ 11,927,215
VMware, Inc. Class A (a)	212,577	17,684,281
		294,050,529
TOTAL INFORMATION TECHNOLOGY		1,208,720,625
MATERIALS - 4.7%
Chemicals - 3.5%
Balchem Corp.	94,095	3,814,611
CF Industries Holdings, Inc.	57,750	8,372,595
Ecolab, Inc.	299,900	17,337,219
FMC Corp.	253,627	21,822,067
Monsanto Co.	292,400	20,488,468
Praxair, Inc.	337,437	36,072,015
Sherwin-Williams Co.	90,600	8,087,862
W.R. Grace & Co. (a)	251,265	11,538,089
		127,532,926
Metals & Mining - 1.2%
Kenmare Resources PLC (a)	4,600,347	3,286,713
Mirabela Nickel Ltd. (a)	1,260,228	1,443,425
Newmont Mining Corp.	686,860	41,218,469
		45,948,607
TOTAL MATERIALS		173,481,533
TELECOMMUNICATION SERVICES - 2.2%
Wireless Telecommunication Services - 2.2%
American Tower Corp. Class A	544,955	32,702,750
SBA Communications Corp. Class A (a)	344,400	14,795,424
TIM Participacoes SA sponsored ADR (d)	1,348,195	34,783,431
		82,281,605
UTILITIES - 0.6%
Gas Utilities - 0.6%
ONEOK, Inc.	269,785	23,387,662
TOTAL COMMON STOCKS (Cost $3,042,829,884)		3,542,717,600
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	160,778,297	$ 160,778,297
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	14,804,200	14,804,200
TOTAL MONEY MARKET FUNDS (Cost $175,582,497)		175,582,497
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,218,412,381)		3,718,300,097
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(17,650,713)
NET ASSETS - 100%		$ 3,700,649,384
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,601,826 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 99,752
Fidelity Securities Lending Cash Central Fund	508,249
Total	$ 608,001
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 612,101,117	$ 612,101,117	$ -	$ -
Consumer Staples	315,536,898	315,536,898	-	-
Energy	351,762,403	351,762,403	-	-
Financials	89,931,550	89,931,550	-	-
Health Care	155,050,556	129,077,342	25,973,214	-
Industrials	530,463,651	530,463,651	-	-
Information Technology	1,208,720,625	1,208,720,625	-	-
Materials	173,481,533	173,481,533	-	-
Telecommunication Services	82,281,605	82,281,605	-	-
Utilities	23,387,662	23,387,662	-	-
Money Market Funds	175,582,497	175,582,497	-	-
Total Investments in Securities:	$ 3,718,300,097	$ 3,692,326,883	$ 25,973,214	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Canada	2.5%
Ireland	2.5%
Cayman Islands	2.1%
Brazil	1.4%
United Kingdom	1.3%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $14,441,744) - See accompanying schedule: Unaffiliated issuers (cost $3,042,829,884)	$ 3,542,717,600
Fidelity Central Funds (cost $175,582,497)	175,582,497
Total Investments (cost $3,218,412,381)		$ 3,718,300,097
Foreign currency held at value (cost $2,352)		2,352
Receivable for investments sold		2,609,756
Receivable for fund shares sold		560,500
Dividends receivable		1,472,467
Distributions receivable from Fidelity Central Funds		48,209
Prepaid expenses		11,565
Other receivables		247,353
Total assets		3,723,252,299

Liabilities
Payable for investments purchased	$ 2,320,637
Payable for fund shares redeemed	3,048,023
Accrued management fee	1,738,098
Distribution and service plan fees payable	159,541
Other affiliated payables	301,307
Other payables and accrued expenses	231,109
Collateral on securities loaned, at value	14,804,200
Total liabilities		22,602,915

Net Assets		$ 3,700,649,384
Net Assets consist of:
Paid in capital		$ 4,456,911,558
Distributions in excess of net investment income		(1,595,240)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,254,552,689)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		499,885,755
Net Assets		$ 3,700,649,384

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($2,583,122,349 ÷ 70,014,781 shares)	$ 36.89

Service Class: Net Asset Value, offering price and redemption price per share ($395,217,324 ÷ 10,737,907 shares)	$ 36.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($590,556,248 ÷ 16,164,322 shares)	$ 36.53

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,202,450 ÷ 142,686 shares)	$ 36.46

Investor Class: Net Asset Value, offering price and redemption price per share ($126,551,013 ÷ 3,438,280 shares)	$ 36.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 39,775,607
Interest		571
Income from Fidelity Central Funds		608,001
Total income		40,384,179

Expenses
Management fee	$ 22,218,424
Transfer agent fees	3,015,001
Distribution and service plan fees	2,018,146
Accounting and security lending fees	1,047,097
Custodian fees and expenses	135,313
Independent trustees' compensation	23,550
Appreciation in deferred trustee compensation account	102
Audit	75,544
Legal	19,688
Interest	1,501
Miscellaneous	41,002
Total expenses before reductions	28,595,368
Expense reductions	(297,109)	28,298,259
Net investment income (loss)		12,085,920
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	391,611,560
Foreign currency transactions	(1,418,268)
Total net realized gain (loss)		390,193,292
Change in net unrealized appreciation (depreciation) on: Investment securities	(386,681,295)
Assets and liabilities in foreign currencies	(4,822)
Total change in net unrealized appreciation (depreciation)		(386,686,117)
Net gain (loss)		3,507,175
Net increase (decrease) in net assets resulting from operations		$ 15,593,095

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,085,920	$ 6,206,068
Net realized gain (loss)	390,193,292	368,234,172
Change in net unrealized appreciation (depreciation)	(386,686,117)	419,061,739
Net increase (decrease) in net assets resulting from operations	15,593,095	793,501,979
Distributions to shareholders from net investment income	(13,217,872)	(8,150,719)
Distributions to shareholders from net realized gain	(12,854,853)	(12,197,748)
Total distributions	(26,072,725)	(20,348,467)
Share transactions - net increase (decrease)	(292,123,490)	(439,300,401)
Redemption fees	14,621	1,277
Total increase (decrease) in net assets	(302,588,499)	333,854,388

Net Assets
Beginning of period	4,003,237,883	3,669,383,495
End of period (including distributions in excess of net investment income of $1,595,240 and distributions in excess of net investment income of $165,575, respectively)	$ 3,700,649,384	$ 4,003,237,883

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.09	$ 30.04	$ 23.53	$ 45.12	$ 35.87
Income from Investment Operations
Net investment income (loss) C	.14	.07	.10	.27	.09
Net realized and unrealized gain (loss)	(.06) F	7.18	6.55	(21.55)	9.53
Total from investment operations	.08	7.25	6.65	(21.28)	9.62
Distributions from net investment income	(.15) K	(.09)	(.12)	(.31)	(.33)
Distributions from net realized gain	(.12) K	(.11)	(.02)	-	(.04)
Total distributions	(.28) J	(.20)	(.14) I	(.31)	(.37)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.89	$ 37.09	$ 30.04	$ 23.53	$ 45.12
Total Return A, B	.20%	24.17%	28.29%	(47.17)%	26.96%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.67%	.69%	.68%	.65%
Expenses net of fee waivers, if any	.66%	.66%	.69%	.68%	.65%
Expenses net of all reductions	.66%	.66%	.68%	.67%	.64%
Net investment income (loss)	.36%	.22%	.41%	.74%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583,122	$ 2,842,307	$ 2,618,954	$ 2,337,892	$ 6,002,656
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. JTotal distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. KThe amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.99	$ 29.96	$ 23.47	$ 44.99	$ 35.72
Income from Investment Operations
Net investment income (loss) C	.10	.04	.08	.23	.04
Net realized and unrealized gain (loss)	(.05) F	7.16	6.52	(21.48)	9.51
Total from investment operations	.05	7.20	6.60	(21.25)	9.55
Distributions from net investment income	(.11) J	(.06)	(.09)	(.27)	(.24)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.23)	(.17)	(.11) I	(.27)	(.28)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.81	$ 36.99	$ 29.96	$ 23.47	$ 44.99
Total Return A, B	.14%	24.06%	28.15%	(47.23)%	26.87%
Ratios to Average Net Assets D, G
Expenses before reductions	.77%	.77%	.79%	.78%	.75%
Expenses net of fee waivers, if any	.76%	.76%	.79%	.78%	.75%
Expenses net of all reductions	.76%	.76%	.78%	.77%	.74%
Net investment income (loss)	.26%	.12%	.31%	.64%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,217	$ 453,063	$ 421,996	$ 395,759	$ 929,848
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.72	$ 29.75	$ 23.31	$ 44.65	$ 35.42
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.17	(.02)
Net realized and unrealized gain (loss)	(.05) F	7.10	6.48	(21.29)	9.43
Total from investment operations	(.01)	7.09	6.52	(21.12)	9.41
Distributions from net investment income	(.06) J	(.01)	(.05)	(.22)	(.15)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.03)
Total distributions	(.18)	(.12)	(.08) I	(.22)	(.18)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.53	$ 36.72	$ 29.75	$ 23.31	$ 44.65
Total Return A, B	(.03)%	23.86%	27.97%	(47.31)%	26.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.92%	.94%	.93%	.90%
Expenses net of fee waivers, if any	.91%	.91%	.94%	.93%	.90%
Expenses net of all reductions	.91%	.91%	.93%	.92%	.89%
Net investment income (loss)	.11%	(.03)%	.16%	.49%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 590,556	$ 584,193	$ 528,819	$ 447,530	$ 898,204
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 36.64	$ 29.70	$ 23.26	$ 44.42	$ 35.28
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.04	.18	(.01)
Net realized and unrealized gain (loss)	(.05) F	7.09	6.46	(21.20)	9.38
Total from investment operations	(.01)	7.08	6.50	(21.02)	9.37
Distributions from net investment income	(.05) J	(.03)	(.04)	(.14)	(.19)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.17)	(.14)	(.06) I	(.14)	(.23)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.46	$ 36.64	$ 29.70	$ 23.26	$ 44.42
Total Return A, B	(.02)%	23.86%	27.98%	(47.31)%	26.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.92%	.94%	.93%	.89%
Expenses net of fee waivers, if any	.91%	.91%	.94%	.93%	.89%
Expenses net of all reductions	.91%	.91%	.93%	.92%	.89%
Net investment income (loss)	.11%	(.03)%	.16%	.49%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,202	$ 5,739	$ 4,084	$ 3,061	$ 20,051
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.00	$ 29.97	$ 23.48	$ 45.00	$ 35.78
Income from Investment Operations
Net investment income (loss) C	.10	.04	.08	.24	.04
Net realized and unrealized gain (loss)	(.05) F	7.17	6.52	(21.49)	9.50
Total from investment operations	.05	7.21	6.60	(21.25)	9.54
Distributions from net investment income	(.12) J	(.07)	(.09)	(.27)	(.28)
Distributions from net realized gain	(.12) J	(.11)	(.02)	-	(.04)
Total distributions	(.24)	(.18)	(.11) I	(.27)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 36.81	$ 37.00	$ 29.97	$ 23.48	$ 45.00
Total Return A, B	.14%	24.08%	28.14%	(47.22)%	26.81%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.76%	.79%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.75%	.79%	.77%	.76%
Expenses net of all reductions	.74%	.75%	.78%	.76%	.76%
Net investment income (loss)	.27%	.13%	.31%	.65%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 126,551	$ 117,936	$ 95,531	$ 93,428	$ 181,705
Portfolio turnover rate E	71%	75%	134%	161%	109%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JThe amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 654,849,850
Gross unrealized depreciation	(164,024,231)
Net unrealized appreciation (depreciation) on securities and other investments	$ 490,825,619

Tax Cost	$ 3,227,474,478

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,245,490,596)
Net unrealized appreciation (depreciation)	$ 490,823,658

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (787,084,954)
2017	(458,405,642)
Total with expiration	$ (1,245,490,596)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 26,072,725	$ 20,348,467

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,780,294,871 and $3,148,912,091, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 441,431
Service Class 2	1,561,919
Service Class 2R	14,796
$ 2,018,146

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,019,682
Service Class	322,384
Service Class 2	460,715
Service Class 2R	4,242
Investor Class	207,978
$ 3,015,001

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,088 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,131,533.36%		$ 1,501

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,236 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $532,350. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $508,249, including $19,528 from securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 47,980
Service Class	7,610
Service Class 2	10,777
Service Class 2R	102
Investor Class	2,256
$ 68,725

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $228,384 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 10,671,389	$ 7,069,872
Service Class	1,191,707	708,549
Service Class 2	935,559	157,035
Service Class 2R	7,550	4,039
Investor Class	411,667	211,224
Total	$ 13,217,872	$ 8,150,719
From net realized gain
Initial Class	$ 8,992,576	$ 8,678,947
Service Class	1,422,036	1,386,003
Service Class 2	2,010,246	1,769,479
Service Class 2R	18,630	15,949
Investor Class	411,365	347,370
Total	$ 12,854,853	$ 12,197,748

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	5,105,832	3,473,243	$ 193,724,251	$ 113,067,768
Reinvestment of distributions	531,779	445,708	19,663,965	15,748,819
Shares redeemed	(12,264,436)	(14,471,861)	(468,044,614)	(459,125,365)
Net increase (decrease)	(6,626,825)	(10,552,910)	$ (254,656,398)	$ (330,308,778)
Service Class
Shares sold	823,475	651,294	$ 31,606,992	$ 21,310,170
Reinvestment of distributions	70,516	59,936	2,613,743	2,094,552
Shares redeemed	(2,403,651)	(2,547,621)	(92,186,437)	(80,470,779)
Net increase (decrease)	(1,509,660)	(1,836,391)	$ (57,965,702)	$ (57,066,057)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2
Shares sold	5,724,223	2,292,229	$ 218,079,773	$ 74,709,454
Reinvestment of distributions	79,666	56,469	2,945,805	1,926,514
Shares redeemed	(5,547,933)	(4,214,967)	(210,350,344)	(130,514,071)
Net increase (decrease)	255,956	(1,866,269)	$ 10,675,234	$ (53,878,103)
Service Class 2R
Shares sold	116,285	106,812	$ 4,451,582	$ 3,580,908
Reinvestment of distributions	708	577	26,180	19,988
Shares redeemed	(130,935)	(88,264)	(4,926,892)	(2,902,806)
Net increase (decrease)	(13,942)	19,125	$ (449,130)	$ 698,090
Investor Class
Shares sold	882,253	639,949	$ 34,127,993	$ 21,166,429
Reinvestment of distributions	22,289	15,871	823,032	558,594
Shares redeemed	(653,911)	(655,594)	(24,678,519)	(20,470,576)
Net increase (decrease)	250,631	226	$ 10,272,506	$ 1,254,447

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWTR-ANN-0212
1.811845.107

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class	4.03%	5.62%	8.04%
VIP High Income Portfolio - Service Class	3.93%	5.52%	7.94%
VIP High Income Portfolio - Service Class 2	3.72%	5.36%	7.76%
VIP High Income Portfolio - Investor Class A	3.82%	5.55%	7.99%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class, the original class of the fund. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes slightly underperformed The BofA Merrill LynchSM US High Yield Constrained Index. (For specific portfolio results, please refer to the performance section of this report.) An underweighting in the highest-rated tiers of the high-yield market hurt, as did choices in technology and telecommunications, an overweighting in air transportation and the fund's roughly 5% average cash position. On the plus side, emphasizing the core, B-rated segment of the high-yield market helped, as did our BB-rated holdings. An underweighting in banks and thrifts, and security selection in diversified financial services, gaming, and homebuilders/real estate also proved fruitful. Individual detractors included Italian telecom company Wind Acquisition Finance, American Airlines, untimely ownership of credit-card processing company First Data, the out-of-benchmark preferred stock of automaker General Motors and bonds issued by telecom company Clearwire. The fund's holdings in Wind Acquisition were reduced, while American Airlines, First Data and Clearwire were sold from the fund during the period. Among the top individual contributors was not owning Kazakhstan's BTA Bank, an index component, as well as investments in Houston-based integrated power provider NSG Holdings and casino operator MGM Mirage. An underweighting in another casino firm, Harrah's - sold before period end - and holding bonds issued by Petrohawk Energy, which was acquired in August by Australian mining company BHP Billiton, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.68%
Actual		$ 1,000.00	$ 994.80	$ 3.42
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 993.50	$ 3.92
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 994.30	$ 4.67
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Initial Class R	.68%
Actual		$ 1,000.00	$ 994.70	$ 3.42
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class R	.78%
Actual		$ 1,000.00	$ 995.70	$ 3.92
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2R	.93%
Actual		$ 1,000.00	$ 993.60	$ 4.67
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.71%
Actual		$ 1,000.00	$ 994.40	$ 3.57
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ford Motor Credit Co. LLC	2.5	2.0
CCO Holdings LLC/CCO Holdings Capital Corp.	2.3	1.2
MGM Mirage, Inc.	2.3	1.8
International Lease Finance Corp.	2.2	1.8
Univision Communications, Inc.	1.6	1.1
	10.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.6	9.7
Telecommunications	8.6	9.9
Automotive	7.2	4.8
Electric Utilities	6.2	7.0
Healthcare	5.4	6.7
Quality Diversification (% of fund's net assets)
As of December 31, 2011	As of June 30, 2011
BBB 2.1%	BBB 1.5%
BB 32.0%	BB 31.2%
B 44.7%	B 45.7%
CCC,CC,C 11.1%	CCC,CC,C 12.0%
Not Rated 1.7%	Not Rated 2.2%
Equities 0.4%	Equities 0.9%
Short-Term Investments and Net Other Assets 8.0%	Short-Term Investments and Net Other Assets 6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Nonconvertible Bonds 83.9%		Nonconvertible Bonds 82.8%
	Convertible Bonds, Preferred Stocks 0.3%		Convertible Bonds, Preferred Stocks 0.9%
	Common Stocks 0.1%		Common Stocks 0.0%
	Floating Rate Loans 7.7%		Floating Rate Loans 9.8%
	Short-Term Investments and Net Other Assets 8.0%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	13.7%	** Foreign investments	13.2%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.9%
	Principal Amount	Value
Aerospace - 0.7%
BE Aerospace, Inc. 6.875% 10/1/20	$ 2,105,000	$ 2,273,400
Huntington Ingalls Industries, Inc. 6.875% 3/15/18 (c)	6,285,000	6,159,300
		8,432,700
Air Transportation - 1.8%
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,401,050	3,469,071
6.75% 9/15/15 (c)	4,090,000	3,829,058
Continental Airlines, Inc. 9.25% 5/10/17	901,092	928,125
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,985,000	1,821,238
6.75% 11/23/15	1,985,000	1,826,200
8.021% 8/10/22	1,875,071	1,839,820
8.954% 8/10/14	1,648,640	1,644,518
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	706,483	685,288
United Air Lines, Inc. 9.875% 8/1/13 (c)	725,000	740,370
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,661,473	2,421,941
9.75% 1/15/17	2,174,441	2,394,495
12% 1/15/16 (c)	747,138	781,656
		22,381,780
Automotive - 6.0%
American Axle & Manufacturing, Inc. 7.75% 11/15/19	4,035,000	3,979,317
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19 (c)	5,970,000	5,447,625
8.25% 6/15/21 (c)	7,665,000	6,975,150
Dana Holding Corp.:
6.5% 2/15/19	1,995,000	2,014,950
6.75% 2/15/21	1,710,000	1,727,100
Delphi Corp.:
5.875% 5/15/19 (c)	8,625,000	8,754,375
6.125% 5/15/21 (c)	1,475,000	1,497,125
Ford Motor Co. 7.45% 7/16/31	5,415,000	6,498,000
Ford Motor Credit Co. LLC:
3.875% 1/15/15	5,260,000	5,241,111
5% 5/15/18	5,885,000	5,898,665
5.875% 8/2/21	4,145,000	4,318,373
6.625% 8/15/17	3,200,000	3,456,000
7% 4/15/15	2,250,000	2,407,500
8% 12/15/16	4,870,000	5,526,690
12% 5/15/15	3,495,000	4,263,900

	Principal Amount	Value
General Motors Financial Co., Inc. 6.75% 6/1/18 (c)	$ 3,685,000	$ 3,758,700
Tenneco, Inc.:
6.875% 12/15/20	1,930,000	1,987,900
7.75% 8/15/18	1,685,000	1,701,850
		75,454,331
Banks & Thrifts - 0.5%
Ally Financial, Inc. 3.6492% 2/11/14 (e)	3,805,000	3,595,725
Bank of America Corp. 8% (d)(e)	3,425,000	2,945,500
		6,541,225
Broadcasting - 1.4%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,221,538
Univision Communications, Inc.:
6.875% 5/15/19 (c)	4,200,000	4,053,000
7.875% 11/1/20 (c)	1,180,000	1,197,700
8.5% 5/15/21 (c)	9,605,000	8,740,550
UPC Holding BV 9.875% 4/15/18 (c)	1,630,000	1,737,988
		17,950,776
Building Materials - 1.0%
Building Materials Corp. of America:
6.75% 5/1/21 (c)	3,680,000	3,808,800
6.875% 8/15/18 (c)	4,490,000	4,669,600
Headwaters, Inc. 7.625% 4/1/19	4,205,000	3,731,938
		12,210,338
Cable TV - 4.2%
Cablevision Systems Corp.:
7.75% 4/15/18	1,340,000	1,430,450
8.625% 9/15/17	1,000,000	1,102,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	9,435,000	9,552,938
7% 1/15/19	8,330,000	8,704,850
7.25% 10/30/17	7,685,000	8,030,825
7.375% 6/1/20	1,665,000	1,744,088
7.875% 4/30/18	985,000	1,050,256
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	11,730,000	12,492,428
CSC Holdings LLC:
6.75% 11/15/21 (c)	1,205,000	1,251,634
8.625% 2/15/19	215,000	247,788
Insight Communications, Inc. 9.375% 7/15/18 (c)	2,355,000	2,661,150
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (c)	950,000	985,625
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 8.125% 12/1/17 (c)	$ 490,000	$ 518,175
UPCB Finance III Ltd. 6.625% 7/1/20 (c)	2,710,000	2,655,800
		52,428,507
Capital Goods - 0.6%
Amsted Industries, Inc. 8.125% 3/15/18 (c)	3,960,000	4,197,600
Griffon Corp. 7.125% 4/1/18	3,220,000	3,155,600
		7,353,200
Chemicals - 1.1%
Celanese US Holdings LLC 6.625% 10/15/18	1,030,000	1,086,650
Kinove German Bondco GmbH 9.625% 6/15/18 (c)	1,555,000	1,477,250
Lyondell Chemical Co.:
8% 11/1/17	847,000	927,465
11% 5/1/18	3,633,441	3,969,534
LyondellBasell Industries NV 6% 11/15/21 (c)	1,005,000	1,040,175
NOVA Chemicals Corp. 3.7836% 11/15/13 (e)	5,325,000	5,218,500
		13,719,574
Consumer Products - 0.2%
NBTY, Inc. 9% 10/1/18	2,690,000	2,925,375
Containers - 2.1%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (c)	1,215,000	1,221,075
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 9% 5/15/18 (c)	4,275,000	4,061,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
7.875% 8/15/19 (c)	6,625,000	6,856,875
9.875% 8/15/19 (c)	2,715,000	2,619,975
Sealed Air Corp.:
8.125% 9/15/19 (c)	5,645,000	6,209,500
8.375% 9/15/21 (c)	4,900,000	5,365,500
		26,334,175
Diversified Financial Services - 5.3%
Aircastle Ltd.:
9.75% 8/1/18	2,575,000	2,703,750
9.75% 8/1/18 (c)	1,155,000	1,212,750
CIT Group, Inc.:
7% 5/1/15	26	26
7% 5/4/15 (c)	6,468,000	6,451,830
7% 5/1/16	44	44

	Principal Amount	Value
7% 5/2/16 (c)	$ 7,645,000	$ 7,606,775
7% 5/2/17 (c)	4,047,000	4,021,706
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	6,595,000	6,842,313
8% 1/15/18	6,075,000	6,318,000
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(e)	1,275,000	828,750
International Lease Finance Corp.:
5.65% 6/1/14	1,315,000	1,255,825
5.75% 5/15/16	8,055,000	7,471,013
6.25% 5/15/19	2,245,000	2,073,314
8.625% 9/15/15	6,070,000	6,191,400
8.625% 1/15/22	3,855,000	3,879,094
8.75% 3/15/17	2,110,000	2,173,300
8.875% 9/1/17	3,235,000	3,348,225
Reliance Intermediate Holdings LP 9.5% 12/15/19 (c)	3,055,000	3,238,300
Reynolds Group DL Escrow LLC 8.75% 10/15/16 (c)	1,000,000	1,052,500
		66,668,915
Diversified Media - 1.1%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (c)(e)	1,500,000	1,496,250
Checkout Holding Corp. 0% 11/15/15 (c)	1,065,000	532,500
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	3,900,000	4,192,500
11.5% 5/1/16	1,445,000	1,654,525
Quebecor Media, Inc.:
7.75% 3/15/16	6,305,000	6,462,625
		14,338,400
Electric Utilities - 6.2%
Atlantic Power Corp. 9% 11/15/18 (c)	5,650,000	5,664,125
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	5,775,000	6,179,250
GenOn Energy, Inc.:
9.5% 10/15/18	3,310,000	3,351,375
9.875% 10/15/20	1,465,000	1,461,338
InterGen NV 9% 6/30/17 (c)	4,225,000	4,446,813
IPALCO Enterprises, Inc. 5% 5/1/18	1,435,000	1,389,654
Mirant Americas Generation LLC:
8.5% 10/1/21	7,225,000	6,737,313
9.125% 5/1/31	6,055,000	5,479,775
NSG Holdings II, LLC 7.75% 12/15/25 (c)	10,695,000	10,962,375
NV Energy, Inc. 6.25% 11/15/20	4,295,000	4,448,774
Otter Tail Corp. 9% 12/15/16	2,460,000	2,644,500
Puget Energy, Inc. 6.5% 12/15/20	3,975,000	4,188,855
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,280,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
The AES Corp.:
7.375% 7/1/21 (c)	$ 5,145,000	$ 5,530,875
7.75% 10/15/15	3,745,000	4,044,600
8% 10/15/17	1,515,000	1,658,925
9.75% 4/15/16	3,010,000	3,446,450
		77,914,997
Energy - 12.2%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	2,140,000	2,129,300
6.5% 5/20/21	3,215,000	3,158,738
Antero Resources Finance Corp.:
7.25% 8/1/19 (c)	2,695,000	2,745,397
9.375% 12/1/17	4,215,000	4,510,050
Calfrac Holdings LP 7.5% 12/1/20 (c)	4,440,000	4,317,900
Chesapeake Energy Corp. 6.125% 2/15/21	5,305,000	5,397,838
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875% 4/15/21 (c)	615,000	615,000
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (c)	1,680,000	1,747,200
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (c)	2,315,000	2,251,338
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,601,000
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (c)	3,990,000	4,199,475
7.25% 10/15/21 (c)	2,295,000	2,449,913
Edgen Murray Corp. 12.25% 1/15/15	4,760,000	4,141,200
Energy Transfer Equity LP 7.5% 10/15/20	2,655,000	2,900,588
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	2,770,000	2,818,475
Expro Finance Luxembourg SCA 8.5% 12/15/16 (c)	6,755,000	5,944,400
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	7,344,425
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	3,119,000	2,744,720
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,375,800
Frac Tech Services LLLC/Frac Tech Finance, Inc. 7.625% 11/15/18 (c)	2,045,000	2,142,138
Frontier Oil Corp.:
6.875% 11/15/18	1,245,000	1,276,125
8.5% 9/15/16	2,700,000	2,875,500
Hornbeck Offshore Services, Inc.:
6.125% 12/1/14	1,195,000	1,202,469
8% 9/1/17	215,000	219,300

	Principal Amount	Value
Inergy LP/Inergy Finance Corp.:
6.875% 8/1/21	$ 1,415,000	$ 1,400,850
7% 10/1/18	3,155,000	3,186,550
Kinder Morgan Finance Co. LLC 6% 1/15/18 (c)	6,445,000	6,493,338
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (c)	2,895,000	2,837,100
7.75% 2/1/21	2,390,000	2,473,650
8.625% 4/15/20	3,055,000	3,314,675
Markwest Energy Partners LP/Markwest Energy Finance Corp. 6.25% 6/15/22	3,830,000	3,983,200
McJunkin Red Man Corp. 9.5% 12/15/16	6,970,000	7,179,100
Offshore Group Investment Ltd. 11.5% 8/1/15	4,390,000	4,763,150
Oil States International, Inc. 6.5% 6/1/19	3,995,000	4,084,888
Pan American Energy LLC 7.875% 5/7/21 (c)	6,345,000	6,503,625
Petrohawk Energy Corp.:
6.25% 6/1/19	2,280,000	2,513,700
7.25% 8/15/18	1,685,000	1,895,625
10.5% 8/1/14	725,000	803,808
Petroleum Geo-Services ASA 7.375% 12/15/18 (c)	3,225,000	3,289,500
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	3,726,738
Precision Drilling Corp.:
6.5% 12/15/21 (c)	290,000	291,450
6.625% 11/15/20	2,505,000	2,548,838
Quicksilver Resources, Inc.:
7.125% 4/1/16	5,325,000	5,271,750
11.75% 1/1/16	2,250,000	2,536,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.875% 2/1/21 (c)	900,000	900,000
7.875% 10/15/18	2,660,000	2,766,400
Venoco, Inc. 8.875% 2/15/19	2,290,000	2,026,650
WPX Energy, Inc.:
5.25% 1/15/17 (c)	1,400,000	1,393,000
6% 1/15/22 (c)	2,210,000	2,226,575
		152,519,324
Environmental - 0.5%
Covanta Holding Corp. 7.25% 12/1/20	6,440,000	6,767,629
Food & Drug Retail - 1.1%
Rite Aid Corp.:
8.625% 3/1/15	3,030,000	2,908,800
9.375% 12/15/15	4,530,000	4,360,125
9.5% 6/15/17	7,205,000	6,520,525
		13,789,450
Nonconvertible Bonds - continued
	Principal Amount	Value
Food/Beverage/Tobacco - 0.3%
US Foodservice, Inc. 8.5% 6/30/19 (c)	$ 3,990,000	$ 3,865,313
Gaming - 4.0%
Ameristar Casinos, Inc. 7.5% 4/15/21	3,720,000	3,813,000
Chukchansi Economic Development Authority 8% 11/15/13 (c)	1,450,000	935,250
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16 (c)	4,240,000	4,324,800
11.5% 1/15/17 pay-in-kind (c)(e)	6,423,224	6,260,948
MGM Mirage, Inc.:
6.625% 7/15/15	8,205,000	7,794,750
6.75% 4/1/13	1,140,000	1,142,850
7.5% 6/1/16	2,600,000	2,496,000
7.625% 1/15/17	10,930,000	10,383,500
10% 11/1/16	3,185,000	3,312,400
11.375% 3/1/18	3,150,000	3,465,000
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (c)(e)	2,630,000	2,235,500
Pinnacle Entertainment, Inc. 7.5% 6/15/15	1,420,000	1,391,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	1,895,000	2,084,500
		49,640,098
Healthcare - 4.5%
Community Health Systems, Inc. 8.875% 7/15/15	3,312,000	3,419,640
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,066,500
10.875% 11/15/14	4,365,000	4,059,450
Emergency Medical Services Corp. 8.125% 6/1/19	5,100,000	5,087,250
Endo Pharmaceuticals Holdings, Inc. 7% 7/15/19	3,290,000	3,512,075
HCA, Inc.:
6.5% 2/15/20	1,655,000	1,723,186
9.875% 2/15/17	1,032,000	1,127,460
HealthSouth Corp. 7.25% 10/1/18	4,470,000	4,425,300
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19	8,105,000	7,071,613
Mylan, Inc.:
6% 11/15/18 (c)	2,000,000	2,062,400
7.625% 7/15/17 (c)	1,255,000	1,349,125
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	4,540,000	4,619,450
7% 1/15/16	1,665,000	1,698,300
Senior Housing Properties Trust 6.75% 4/15/20	2,640,000	2,689,619

	Principal Amount	Value
Valeant Pharmaceuticals International:
6.5% 7/15/16 (c)	$ 6,275,000	$ 6,243,625
6.75% 8/15/21 (c)	1,325,000	1,285,250
6.875% 12/1/18 (c)	4,655,000	4,678,275
7% 10/1/20 (c)	375,000	371,250
		56,489,768
Homebuilders/Real Estate - 3.4%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	4,380,000	4,489,500
KB Home 7.25% 6/15/18	7,170,000	6,524,700
Lennar Corp.:
5.6% 5/31/15	545,000	539,550
6.95% 6/1/18	2,515,000	2,439,550
12.25% 6/1/17	1,600,000	1,904,000
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,572,164
Realogy Corp. 7.875% 2/15/19 (c)	4,425,000	3,849,750
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	6,590,000	6,655,900
Standard Pacific Corp.:
8.375% 5/15/18	9,650,000	9,191,625
8.375% 1/15/21	2,375,000	2,244,375
10.75% 9/15/16	2,405,000	2,525,250
		42,936,364
Hotels - 0.7%
FelCor Lodging LP 6.75% 6/1/19	3,545,000	3,403,200
Host Hotels & Resorts LP:
5.875% 6/15/19 (c)	2,165,000	2,208,300
6% 10/1/21 (c)	1,180,000	1,209,500
9% 5/15/17	2,195,000	2,414,500
		9,235,500
Leisure - 1.3%
Equinox Holdings, Inc. 9.5% 2/1/16 (c)	5,570,000	5,723,175
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	3,920,000	4,253,200
NCL Corp. Ltd. 9.5% 11/15/18	1,265,000	1,309,275
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,912,466
yankee 7.25% 6/15/16	2,445,000	2,579,475
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	809,000	895,968
		16,673,559
Metals/Mining - 2.7%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (c)	2,060,000	2,101,200
CONSOL Energy, Inc.:
8% 4/1/17	2,640,000	2,884,200
8.25% 4/1/20	1,760,000	1,936,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (c)	$ 3,145,000	$ 3,054,424
7% 11/1/15 (c)	8,120,000	8,160,600
8.25% 11/1/19 (c)	7,770,000	7,828,275
Peabody Energy Corp. 6% 11/15/18 (c)	2,150,000	2,193,000
Vedanta Resources PLC:
6.75% 6/7/16 (c)	5,180,000	4,351,200
8.25% 6/7/21 (c)	1,510,000	1,177,800
		33,686,699
Publishing/Printing - 0.3%
Houghton Mifflin Harcourt Publishing Co. 10.5% 6/1/19 (c)	1,135,000	692,350
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (c)	3,595,000	2,876,000
		3,568,350
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20 (c)	4,035,000	4,085,438
Services - 3.5%
ARAMARK Corp.:
3.9294% 2/1/15 (e)	7,820,000	7,546,300
8.5% 2/1/15	3,080,000	3,157,000
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (c)(e)	5,580,000	5,747,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,096,000	1,106,960
7.75% 5/15/16	4,885,000	4,921,638
FTI Consulting, Inc. 6.75% 10/1/20	3,100,000	3,200,750
Hertz Corp.:
6.75% 4/15/19	7,980,000	8,059,800
7.5% 10/15/18	7,205,000	7,493,200
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (c)	2,345,000	2,110,500
		43,343,548
Shipping - 1.8%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	1,725,000	1,656,000
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	250,563
8.125% 3/30/18	2,895,000	1,737,000
Ship Finance International Ltd. 8.5% 12/15/13	10,800,000	10,098,000
Swift Services Holdings, Inc. 10% 11/15/18	7,095,000	7,414,275
Teekay Corp. 8.5% 1/15/20	1,040,000	1,003,600
		22,159,438

	Principal Amount	Value
Steel - 1.7%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (c)	$ 5,060,000	$ 4,908,200
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	3,985,000	3,885,375
Severstal Columbus LLC 10.25% 2/15/18	5,610,000	5,862,450
Steel Dynamics, Inc.:
6.75% 4/1/15	945,000	963,900
7.625% 3/15/20	3,335,000	3,501,750
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,711,950
		20,833,625
Super Retail - 1.9%
J. Crew Group, Inc. 8.125% 3/1/19	3,975,000	3,796,125
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (c)	7,585,000	8,134,913
Sally Holdings LLC 6.875% 11/15/19 (c)	1,040,000	1,086,800
Sears Holdings Corp. 6.625% 10/15/18	1,725,000	1,311,000
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	6,795,000	7,015,838
Toys 'R' Us, Inc. 7.375% 9/1/16 (c)	2,740,000	2,740,000
		24,084,676
Technology - 3.8%
Amkor Technology, Inc.:
6.625% 6/1/21	2,495,000	2,395,200
7.375% 5/1/18	5,590,000	5,687,825
Avaya, Inc.:
9.75% 11/1/15	1,680,000	1,461,600
10.125% 11/1/15 pay-in-kind (e)	1,630,000	1,426,250
CDW LLC/CDW Finance Corp. 8.5% 4/1/19	4,650,000	4,661,625
Ceridian Corp.:
11.25% 11/15/15	1,855,000	1,446,900
12.25% 11/15/15 pay-in-kind (e)	2,540,000	1,974,850
Lucent Technologies, Inc.:
6.45% 3/15/29	6,625,000	4,753,438
6.5% 1/15/28	4,915,000	3,526,513
Sanmina-SCI Corp. 7% 5/15/19 (c)	9,095,000	8,867,625
Seagate HDD Cayman 6.875% 5/1/20	1,885,000	1,936,838
Spansion LLC 7.875% 11/15/17	5,850,000	5,265,000
SunGard Data Systems, Inc.:
7.375% 11/15/18	595,000	608,388
10.25% 8/15/15	3,080,000	3,172,400
		47,184,452
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - 7.6%
Digicel Group Ltd.:
8.25% 9/1/17 (c)	$ 5,395,000	$ 5,448,950
8.875% 1/15/15 (c)	4,685,000	4,591,300
9.125% 1/15/15 pay-in-kind (c)(e)	4,447,000	4,413,648
Equinix, Inc. 8.125% 3/1/18	2,745,000	2,992,050
Intelsat Jackson Holdings SA 9.5% 6/15/16	6,365,000	6,683,250
Intelsat Ltd. 11.25% 6/15/16	1,920,000	2,025,600
Intelsat Luxembourg SA:
11.25% 2/4/17	3,140,000	2,998,700
11.5% 2/4/17 pay-in-kind (c)(e)	2,730,000	2,497,950
11.5% 2/4/17 pay-in-kind (e)	10,481,864	10,114,999
MetroPCS Wireless, Inc. 7.875% 9/1/18	3,085,000	3,119,552
Nextel Communications, Inc.:
5.95% 3/15/14	6,435,000	6,209,775
7.375% 8/1/15	5,195,000	4,753,425
NII Capital Corp. 7.625% 4/1/21	2,385,000	2,361,150
Sprint Capital Corp. 8.75% 3/15/32	670,000	541,863
Sprint Nextel Corp.:
6% 12/1/16	10,660,000	8,847,800
9% 11/15/18 (c)	1,505,000	1,580,250
U.S. West Communications 7.5% 6/15/23	9,460,000	9,436,350
UPCB Finance V Ltd. 7.25% 11/15/21 (c)	1,430,000	1,447,875
VimpelCom Holdings BV:
6.2546% 3/1/17 (c)	3,940,000	3,506,600
7.5043% 3/1/22 (c)	3,885,000	3,263,400
Wind Acquisition Finance SA:
7.25% 2/15/18 (c)	1,855,000	1,688,050
11.75% 7/15/17 (c)	2,360,000	2,112,200
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (c)(e)	5,822,479	4,030,732
		94,665,469
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20	1,535,000	1,561,863
TOTAL NONCONVERTIBLE BONDS (Cost $1,047,437,951)		1,051,744,856
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.1079% 4/25/21 (e) (Cost $320)	28,717	20,136
Common Stocks - 0.1%
	Shares	Value
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (c)	1	$ 873,375
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(f)	48,889	384,268
TOTAL COMMON STOCKS (Cost $3,248,508)		1,257,643
Convertible Preferred Stocks - 0.3%

Automotive - 0.3%
General Motors Co. 4.75% (Cost $5,336,226)	111,200	3,808,600
Floating Rate Loans - 7.7%
	Principal Amount
Air Transportation - 0.9%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (e)	$ 7,308,275	6,833,237
US Airways Group, Inc. term loan 2.7963% 3/23/14 (e)	5,620,347	4,875,651
		11,708,888
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	5,850,600	5,528,817
Federal-Mogul Corp.:
Tranche B, term loan 2.2091% 12/27/14 (e)	3,608,318	3,337,694
Tranche C, term loan 2.2164% 12/27/15 (e)	2,428,105	2,233,856
		11,100,367
Broadcasting - 0.5%
Univision Communications, Inc. term loan 4.5463% 3/31/17 (e)	6,722,026	5,948,993
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5.25% 10/6/17 (e)	3,019,013	2,992,596
UPC Broadband Holding BV Tranche AB, term loan 4.75% 12/31/17 (e)	1,640,000	1,607,200
		4,599,796
Capital Goods - 0.4%
Colfax Corp. Tranche B, term loan 0% 9/12/18 (e)	3,445,000	3,447,153
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - continued
SRAM LLC.:
2nd LN, term loan 8.5% 12/7/18 (e)	$ 480,000	$ 477,600
Tranche B 1LN, term loan 4.7635% 6/7/18 (e)	1,432,308	1,425,147
		5,349,900
Chemicals - 0.4%
Arizona Chemical Tranche B, term loan 0% 12/19/17 (e)	1,270,000	1,268,413
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (e)	3,419,588	3,428,136
		4,696,549
Consumer Products - 0.2%
Visant Corp. Tranche B, term loan 5.2601% 12/22/16 (e)	2,849,186	2,663,989
Containers - 0.5%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (e)	1,523,734	1,518,020
Tranche 2LN, term loan 10% 9/2/16 (e)	2,070,000	2,057,063
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (e)	2,177,438	2,199,212
		5,774,295
Electric Utilities - 0.0%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	664,975	664,177
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (e)	5,050,194	4,999,692
Food & Drug Retail - 0.2%
SUPERVALU, Inc. Tranche B 3LN, term loan 4.5% 4/29/18 (e)	2,069,363	2,022,802
Gaming - 0.1%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (e)	1,334,913	1,331,575
Healthcare - 0.9%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	3,250,438	3,169,177
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (e)	741,895	741,895
HCA, Inc. Tranche B2, term loan 3.8293% 3/31/17 (e)	3,135,000	2,970,413
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (e)	3,998,067	3,928,061
		10,809,546
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	925,000	950,438

	Principal Amount	Value
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (e)	$ 2,798,850	$ 2,686,896
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,123,950	2,097,401
Super Retail - 0.3%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 7% 9/30/18 (e)	815,000	817,038
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	3,335,000	3,209,938
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	485,100	470,547
		4,497,523
Technology - 0.2%
Godaddy.Com, Inc. Tranche B, term loan 7% 12/16/18 (e)	3,231,913	3,235,952
Telecommunications - 0.9%
Asurion LLC:
term loan 9% 5/24/19 (e)	5,360,000	5,279,600
Tranche B, term loan 5.5% 5/24/18 (e)	2,768,182	2,726,659
Intelsat Jackson Holdings SA term loan 3.3911% 2/1/14 (e)	830,000	788,500
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (e)	2,957,650	2,950,256
		11,745,015
TOTAL FLOATING RATE LOANS (Cost $97,516,870)		96,883,794
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $78,750,256)	78,750,256	78,750,256
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,232,290,131)		1,232,465,285
NET OTHER ASSETS (LIABILITIES) - 1.7%		21,857,691
NET ASSETS - 100%		$ 1,254,322,976
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $381,395,048 or 30.4% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $384,268 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 92,352
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,192,868	$ 3,808,600	$ -	$ 384,268
Telecommunication Services	873,375	-	-	873,375
Corporate Bonds	1,051,744,856	-	1,051,744,856	-
Commercial Mortgage Securities	20,136	-	-	20,136
Floating Rate Loans	96,883,794	-	96,883,794	-
Money Market Funds	78,750,256	78,750,256	-	-
Total Investments in Securities:	$ 1,232,465,285	$ 82,558,856	$ 1,148,628,650	$ 1,277,779
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 402,835
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	27,580
Cost of Purchases	873,375
Proceeds of Sales	(30,550)
Amortization/Accretion	4,539
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,277,779
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ 27,580

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Luxembourg	2.8%
Bermuda	2.7%
Canada	2.3%
Australia	1.7%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,153,539,875)	$ 1,153,715,029
Fidelity Central Funds (cost $78,750,256)	78,750,256
Total Investments (cost $1,232,290,131)		$ 1,232,465,285
Cash		165,339
Receivable for investments sold		3,243,036
Receivable for fund shares sold		8,492,061
Interest receivable		20,005,697
Distributions receivable from Fidelity Central Funds		6,126
Prepaid expenses		3,135
Total assets		1,264,380,679

Liabilities
Payable for investments purchased	$ 7,866,734
Payable for fund shares redeemed	1,365,023
Accrued management fee	588,905
Distribution and service plan fees payable	58,118
Other affiliated payables	113,005
Other payables and accrued expenses	65,918
Total liabilities		10,057,703

Net Assets		$ 1,254,322,976
Net Assets consist of:
Paid in capital		$ 1,366,911,253
Undistributed net investment income		6,423,570
Accumulated undistributed net realized gain (loss) on investments		(119,187,001)
Net unrealized appreciation (depreciation) on investments		175,154
Net Assets		$ 1,254,322,976

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($561,513,751 ÷ 104,162,336 shares)	$ 5.39

Service Class: Net Asset Value, offering price and redemption price per share ($91,572,882 ÷ 17,075,986 shares)	$ 5.36

Service Class 2: Net Asset Value, offering price and redemption price per share ($220,332,947 ÷ 41,887,639 shares)	$ 5.26

Initial Class R: Net Asset Value, offering price and redemption price per share ($31,626,692 ÷ 5,887,628 shares)	$ 5.37

Service Class R: Net Asset Value, offering price and redemption price per share ($63,557,144 ÷ 11,908,324 shares)	$ 5.34

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,349,928 ÷ 256,541 shares)	$ 5.26

Investor Class: Net Asset Value, offering price and redemption price per share ($284,369,632 ÷ 52,915,397 shares)	$ 5.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 531,778
Interest		91,304,132
Income from Fidelity Central Funds		92,352
Total income		91,928,262

Expenses
Management fee	$ 6,918,013
Transfer agent fees	998,202
Distribution and service plan fees	628,113
Accounting fees and expenses	425,231
Custodian fees and expenses	24,977
Independent trustees' compensation	7,094
Audit	69,344
Legal	24,607
Interest	353
Miscellaneous	13,104
Total expenses before reductions	9,109,038
Expense reductions	(22,646)	9,086,392
Net investment income (loss)		82,841,870
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		30,894,343
Change in net unrealized appreciation (depreciation) on investment securities		(67,492,572)
Net gain (loss)		(36,598,229)
Net increase (decrease) in net assets resulting from operations		$ 46,243,641

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 82,841,870	$ 89,225,463
Net realized gain (loss)	30,894,343	35,026,882
Change in net unrealized appreciation (depreciation)	(67,492,572)	22,817,242
Net increase (decrease) in net assets resulting from operations	46,243,641	147,069,587
Distributions to shareholders from net investment income	(84,003,585)	(88,733,895)
Share transactions - net increase (decrease)	65,821,196	7,262,606
Redemption fees	88,182	110,732
Total increase (decrease) in net assets	28,149,434	65,709,030

Net Assets
Beginning of period	1,226,173,542	1,160,464,512
End of period (including undistributed net investment income of $6,423,570 and undistributed net investment income of $7,949,486, respectively)	$ 1,254,322,976	$ 1,226,173,542

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.57	$ 5.29	$ 3.96	$ 5.98	$ 6.35
Income from Investment Operations
Net investment income (loss) C	.391	.439	.438	.475	.485
Net realized and unrealized gain (loss)	(.171)	.288	1.298	(1.990)	(.311)
Total from investment operations	.220	.727	1.736	(1.515)	.174
Distributions from net investment income	(.400)	(.448)	(.406)	(.506)	(.545)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.39	$ 5.57	$ 5.29	$ 3.96	$ 5.98
Total Return A,B	4.03%	13.82%	43.96%	(24.98)%	2.79%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.69%	.70%	.71%	.68%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.71%	.68%
Expenses net of all reductions	.69%	.69%	.70%	.70%	.68%
Net investment income (loss)	6.85%	7.84%	9.02%	8.48%	7.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 561,514	$ 594,688	$ 608,802	$ 451,824	$ 726,409
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.54	$ 5.26	$ 3.95	$ 5.95	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.384	.431	.429	.469	.477
Net realized and unrealized gain (loss)	(.171)	.290	1.281	(1.971)	(.312)
Total from investment operations	.213	.721	1.710	(1.502)	.165
Distributions from net investment income	(.393)	(.442)	(.400)	(.499)	(.536)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.36	$ 5.54	$ 5.26	$ 3.95	$ 5.95
Total Return A,B	3.93%	13.79%	43.41%	(24.87)%	2.66%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.79%	.80%	.80%	.78%
Expenses net of fee waivers, if any	.79%	.78%	.80%	.80%	.78%
Expenses net of all reductions	.79%	.78%	.80%	.80%	.78%
Net investment income (loss)	6.75%	7.74%	8.92%	8.39%	7.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,573	$ 98,988	$ 103,511	$ 95,461	$ 180,837
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 5.18	$ 3.89	$ 5.88	$ 6.25
Income from Investment Operations
Net investment income (loss) C	.368	.417	.422	.450	.461
Net realized and unrealized gain (loss)	(.170)	.287	1.264	(1.949)	(.305)
Total from investment operations	.198	.704	1.686	(1.499)	.156
Distributions from net investment income	(.388)	(.435)	(.396)	(.492)	(.527)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.26	$ 5.45	$ 5.18	$ 3.89	$ 5.88
Total Return A,B	3.72%	13.67%	43.46%	(25.14)%	2.54%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.94%	.95%	.96%	.93%
Expenses net of fee waivers, if any	.94%	.94%	.95%	.96%	.93%
Expenses net of all reductions	.94%	.94%	.95%	.96%	.93%
Net investment income (loss)	6.60%	7.59%	8.77%	8.23%	7.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,333	$ 182,465	$ 181,377	$ 87,077	$ 97,266
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.55	$ 5.27	$ 3.95	$ 5.96	$ 6.34
Income from Investment Operations
Net investment income (loss) C	.391	.439	.440	.471	.479
Net realized and unrealized gain (loss)	(.171)	.288	1.286	(1.975)	(.313)
Total from investment operations	.220	.727	1.726	(1.504)	.166
Distributions from net investment income	(.400)	(.448)	(.406)	(.507)	(.547)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.37	$ 5.55	$ 5.27	$ 3.95	$ 5.96
Total Return A,B	4.05%	13.88%	43.82%	(24.88)%	2.65%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.69%	.70%	.70%	.68%
Expenses net of fee waivers, if any	.68%	.68%	.70%	.70%	.68%
Expenses net of all reductions	.68%	.68%	.69%	.70%	.67%
Net investment income (loss)	6.85%	7.84%	9.02%	8.49%	7.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,627	$ 34,946	$ 34,080	$ 19,801	$ 19,401
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.52	$ 5.25	$ 3.94	$ 5.93	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.383	.433	.431	.467	.471
Net realized and unrealized gain (loss)	(.167)	.280	1.280	(1.959)	(.318)
Total from investment operations	.216	.713	1.711	(1.492)	.153
Distributions from net investment income	(.396)	(.444)	(.401)	(.499)	(.544)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.34	$ 5.52	$ 5.25	$ 3.94	$ 5.93
Total Return A,B	3.99%	13.66%	43.56%	(24.79)%	2.45%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.79%	.80%	.80%	.78%
Expenses net of fee waivers, if any	.78%	.78%	.80%	.80%	.78%
Expenses net of all reductions	.78%	.78%	.80%	.80%	.77%
Net investment income (loss)	6.75%	7.74%	8.92%	8.39%	7.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,557	$ 68,806	$ 47,873	$ 26,572	$ 33,129
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 5.17	$ 3.89	$ 5.87	$ 6.25
Income from Investment Operations
Net investment income (loss) C	.369	.415	.416	.451	.453
Net realized and unrealized gain (loss)	(.175)	.293	1.257	(1.940)	(.294)
Total from investment operations	.194	.708	1.673	(1.489)	.159
Distributions from net investment income	(.384)	(.429)	(.393)	(.492)	(.540)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.26	$ 5.45	$ 5.17	$ 3.89	$ 5.87
Total Return A,B	3.64%	13.79%	43.13%	(24.99)%	2.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.94%	.95%	.95%	.93%
Expenses net of fee waivers, if any	.93%	.93%	.95%	.95%	.93%
Expenses net of all reductions	.93%	.93%	.94%	.95%	.92%
Net investment income (loss)	6.60%	7.59%	8.77%	8.24%	7.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,350	$ 1,543	$ 2,016	$ 1,487	$ 2,347
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.56	$ 5.27	$ 3.96	$ 5.96	$ 6.34
Income from Investment Operations
Net investment income (loss) C	.388	.437	.441	.473	.477
Net realized and unrealized gain (loss)	(.180)	.298	1.274	(1.971)	(.317)
Total from investment operations	.208	.735	1.715	(1.498)	.160
Distributions from net investment income	(.398)	(.446)	(.405)	(.503)	(.541)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.37	$ 5.56	$ 5.27	$ 3.96	$ 5.96
Total Return A,B	3.82%	14.04%	43.43%	(24.76)%	2.56%
Ratios to Average Net Assets D,F
Expenses before reductions	.72%	.73%	.73%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.74%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.75%
Net investment income (loss)	6.82%	7.81%	8.99%	8.45%	7.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,370	$ 244,738	$ 182,806	$ 90,312	$ 105,920
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 37,653,608
Gross unrealized depreciation	(31,580,313)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,073,295

Tax Cost	$ 1,226,391,990

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 253,776
Capital loss carryforward	$ (118,914,979)
Net unrealized appreciation (depreciation)	$ 6,073,295

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (39,467,710)
2017	(79,447,269)
Total capital loss carryforward	$ (118,914,979)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 84,003,585	$ 88,733,895

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $954,209,530 and $902,808,924, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 88,954
Service Class 2	480,016
Service Class R	55,390
Service Class 2 R	3,753
$ 628,113

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (See Expense Reduction note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 445,199
Service Class	64,844
Service Class 2	141,861
Initial Class R	23,056
Service Class R	39,207
Service Class 2R	1,062
Investor Class	282,973
$ 998,202

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,232,000.35%		$ 353

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,752 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 10,457
Service Class	1,571
Service Class 2	3,437
Initial Class R	580
Service Class R	986
Service Class 2R	27
Investor Class	4,755
$ 21,813

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $833.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 38,834,457	$ 44,467,220
Service Class	5,348,721	7,392,045
Service Class 2	14,701,408	13,449,909
Initial Class R	2,203,822	2,630,051
Service Class R	4,443,415	5,103,828
Service Class 2R	92,376	113,793
Investor Class	18,379,386	15,577,049
Total	$ 84,003,585	$ 88,733,895

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	14,954,963	13,981,776	$ 85,548,272	$ 78,466,113
Reinvestment of distributions	7,279,400	8,041,089	38,834,457	44,467,220
Shares redeemed	(24,811,221)	(30,400,651)	(141,718,667)	(169,255,225)
Net increase (decrease)	(2,576,858)	(8,377,786)	$ (17,335,938)	$ (46,321,892)
Service Class
Shares sold	4,391,885	1,837,003	$ 23,974,978	$ 10,346,870
Reinvestment of distributions	1,008,126	1,344,008	5,348,721	7,392,045
Shares redeemed	(6,182,000)	(4,989,128)	(35,059,439)	(27,651,179)
Net increase (decrease)	(781,989)	(1,808,117)	$ (5,735,740)	$ (9,912,264)
Service Class 2
Shares sold	35,272,315	26,131,374	$ 197,650,737	$ 143,180,880
Reinvestment of distributions	2,824,984	2,486,120	14,701,408	13,449,909
Shares redeemed	(29,704,714)	(30,129,445)	(165,911,073)	(161,771,346)
Net increase (decrease)	8,392,585	(1,511,951)	$ 46,441,072	$ (5,140,557)
Initial Class R
Shares sold	2,974,865	2,670,258	$ 17,006,544	$ 14,859,524
Reinvestment of distributions	414,639	477,323	2,203,822	2,630,051
Shares redeemed	(3,795,258)	(3,318,610)	(21,688,955)	(18,109,555)
Net increase (decrease)	(405,754)	(171,029)	$ (2,478,589)	$ (619,980)
Service Class R
Shares sold	8,003,006	8,426,767	$ 45,643,141	$ 46,508,327
Reinvestment of distributions	840,752	931,355	4,443,415	5,103,828
Shares redeemed	(9,397,413)	(6,021,801)	(53,628,031)	(32,701,379)
Net increase (decrease)	(553,655)	3,336,321	$ (3,541,475)	$ 18,910,776
Service Class 2R
Shares sold	77,098	86,744	$ 432,475	$ 465,296
Reinvestment of distributions	17,746	21,073	92,376	113,793
Shares redeemed	(121,577)	(214,247)	(682,497)	(1,182,315)
Net increase (decrease)	(26,733)	(106,430)	$ (157,646)	$ (603,226)
Investor Class
Shares sold	35,223,887	30,365,867	$ 199,792,708	$ 168,056,935
Reinvestment of distributions	3,458,337	2,827,051	18,379,386	15,577,049
Shares redeemed	(29,823,638)	(23,797,435)	(169,542,582)	(132,684,235)
Net increase (decrease)	8,858,586	9,395,483	$ 48,629,512	$ 50,949,749

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, agent bank, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2010 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0212
1.540029.114

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class R A	4.05%	5.61%	8.02%
VIP High Income Portfolio - Service Class R B	3.99%	5.51%	7.94%
VIP High Income Portfolio - Service Class 2R C	3.64%	5.37%	7.77%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes slightly underperformed The BofA Merrill LynchSM US High Yield Constrained Index. (For specific portfolio results, please refer to the performance section of this report.) An underweighting in the highest-rated tiers of the high-yield market hurt, as did choices in technology and telecommunications, an overweighting in air transportation and the fund's roughly 5% average cash position. On the plus side, emphasizing the core, B-rated segment of the high-yield market helped, as did our BB-rated holdings. An underweighting in banks and thrifts, and security selection in diversified financial services, gaming, and homebuilders/real estate also proved fruitful. Individual detractors included Italian telecom company Wind Acquisition Finance, American Airlines, untimely ownership of credit-card processing company First Data, the out-of-benchmark preferred stock of automaker General Motors and bonds issued by telecom company Clearwire. The fund's holdings in Wind Acquisition were reduced, while American Airlines, First Data and Clearwire were sold from the fund during the period. Among the top individual contributors was not owning Kazakhstan's BTA Bank, an index component, as well as investments in Houston-based integrated power provider NSG Holdings and casino operator MGM Mirage. An underweighting in another casino firm, Harrah's - sold before period end - and holding bonds issued by Petrohawk Energy, which was acquired in August by Australian mining company BHP Billiton, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.68%
Actual		$ 1,000.00	$ 994.80	$ 3.42
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 993.50	$ 3.92
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 994.30	$ 4.67
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Initial Class R	.68%
Actual		$ 1,000.00	$ 994.70	$ 3.42
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class R	.78%
Actual		$ 1,000.00	$ 995.70	$ 3.92
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2R	.93%
Actual		$ 1,000.00	$ 993.60	$ 4.67
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.71%
Actual		$ 1,000.00	$ 994.40	$ 3.57
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ford Motor Credit Co. LLC	2.5	2.0
CCO Holdings LLC/CCO Holdings Capital Corp.	2.3	1.2
MGM Mirage, Inc.	2.3	1.8
International Lease Finance Corp.	2.2	1.8
Univision Communications, Inc.	1.6	1.1
	10.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.6	9.7
Telecommunications	8.6	9.9
Automotive	7.2	4.8
Electric Utilities	6.2	7.0
Healthcare	5.4	6.7
Quality Diversification (% of fund's net assets)
As of December 31, 2011	As of June 30, 2011
BBB 2.1%	BBB 1.5%
BB 32.0%	BB 31.2%
B 44.7%	B 45.7%
CCC,CC,C 11.1%	CCC,CC,C 12.0%
Not Rated 1.7%	Not Rated 2.2%
Equities 0.4%	Equities 0.9%
Short-Term Investments and Net Other Assets 8.0%	Short-Term Investments and Net Other Assets 6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Nonconvertible Bonds 83.9%		Nonconvertible Bonds 82.8%
	Convertible Bonds, Preferred Stocks 0.3%		Convertible Bonds, Preferred Stocks 0.9%
	Common Stocks 0.1%		Common Stocks 0.0%
	Floating Rate Loans 7.7%		Floating Rate Loans 9.8%
	Short-Term Investments and Net Other Assets 8.0%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	13.7%	** Foreign investments	13.2%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 83.9%
	Principal Amount	Value
Aerospace - 0.7%
BE Aerospace, Inc. 6.875% 10/1/20	$ 2,105,000	$ 2,273,400
Huntington Ingalls Industries, Inc. 6.875% 3/15/18 (c)	6,285,000	6,159,300
		8,432,700
Air Transportation - 1.8%
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,401,050	3,469,071
6.75% 9/15/15 (c)	4,090,000	3,829,058
Continental Airlines, Inc. 9.25% 5/10/17	901,092	928,125
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,985,000	1,821,238
6.75% 11/23/15	1,985,000	1,826,200
8.021% 8/10/22	1,875,071	1,839,820
8.954% 8/10/14	1,648,640	1,644,518
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	706,483	685,288
United Air Lines, Inc. 9.875% 8/1/13 (c)	725,000	740,370
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,661,473	2,421,941
9.75% 1/15/17	2,174,441	2,394,495
12% 1/15/16 (c)	747,138	781,656
		22,381,780
Automotive - 6.0%
American Axle & Manufacturing, Inc. 7.75% 11/15/19	4,035,000	3,979,317
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19 (c)	5,970,000	5,447,625
8.25% 6/15/21 (c)	7,665,000	6,975,150
Dana Holding Corp.:
6.5% 2/15/19	1,995,000	2,014,950
6.75% 2/15/21	1,710,000	1,727,100
Delphi Corp.:
5.875% 5/15/19 (c)	8,625,000	8,754,375
6.125% 5/15/21 (c)	1,475,000	1,497,125
Ford Motor Co. 7.45% 7/16/31	5,415,000	6,498,000
Ford Motor Credit Co. LLC:
3.875% 1/15/15	5,260,000	5,241,111
5% 5/15/18	5,885,000	5,898,665
5.875% 8/2/21	4,145,000	4,318,373
6.625% 8/15/17	3,200,000	3,456,000
7% 4/15/15	2,250,000	2,407,500
8% 12/15/16	4,870,000	5,526,690
12% 5/15/15	3,495,000	4,263,900

	Principal Amount	Value
General Motors Financial Co., Inc. 6.75% 6/1/18 (c)	$ 3,685,000	$ 3,758,700
Tenneco, Inc.:
6.875% 12/15/20	1,930,000	1,987,900
7.75% 8/15/18	1,685,000	1,701,850
		75,454,331
Banks & Thrifts - 0.5%
Ally Financial, Inc. 3.6492% 2/11/14 (e)	3,805,000	3,595,725
Bank of America Corp. 8% (d)(e)	3,425,000	2,945,500
		6,541,225
Broadcasting - 1.4%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,221,538
Univision Communications, Inc.:
6.875% 5/15/19 (c)	4,200,000	4,053,000
7.875% 11/1/20 (c)	1,180,000	1,197,700
8.5% 5/15/21 (c)	9,605,000	8,740,550
UPC Holding BV 9.875% 4/15/18 (c)	1,630,000	1,737,988
		17,950,776
Building Materials - 1.0%
Building Materials Corp. of America:
6.75% 5/1/21 (c)	3,680,000	3,808,800
6.875% 8/15/18 (c)	4,490,000	4,669,600
Headwaters, Inc. 7.625% 4/1/19	4,205,000	3,731,938
		12,210,338
Cable TV - 4.2%
Cablevision Systems Corp.:
7.75% 4/15/18	1,340,000	1,430,450
8.625% 9/15/17	1,000,000	1,102,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	9,435,000	9,552,938
7% 1/15/19	8,330,000	8,704,850
7.25% 10/30/17	7,685,000	8,030,825
7.375% 6/1/20	1,665,000	1,744,088
7.875% 4/30/18	985,000	1,050,256
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	11,730,000	12,492,428
CSC Holdings LLC:
6.75% 11/15/21 (c)	1,205,000	1,251,634
8.625% 2/15/19	215,000	247,788
Insight Communications, Inc. 9.375% 7/15/18 (c)	2,355,000	2,661,150
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (c)	950,000	985,625
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 8.125% 12/1/17 (c)	$ 490,000	$ 518,175
UPCB Finance III Ltd. 6.625% 7/1/20 (c)	2,710,000	2,655,800
		52,428,507
Capital Goods - 0.6%
Amsted Industries, Inc. 8.125% 3/15/18 (c)	3,960,000	4,197,600
Griffon Corp. 7.125% 4/1/18	3,220,000	3,155,600
		7,353,200
Chemicals - 1.1%
Celanese US Holdings LLC 6.625% 10/15/18	1,030,000	1,086,650
Kinove German Bondco GmbH 9.625% 6/15/18 (c)	1,555,000	1,477,250
Lyondell Chemical Co.:
8% 11/1/17	847,000	927,465
11% 5/1/18	3,633,441	3,969,534
LyondellBasell Industries NV 6% 11/15/21 (c)	1,005,000	1,040,175
NOVA Chemicals Corp. 3.7836% 11/15/13 (e)	5,325,000	5,218,500
		13,719,574
Consumer Products - 0.2%
NBTY, Inc. 9% 10/1/18	2,690,000	2,925,375
Containers - 2.1%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (c)	1,215,000	1,221,075
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 9% 5/15/18 (c)	4,275,000	4,061,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
7.875% 8/15/19 (c)	6,625,000	6,856,875
9.875% 8/15/19 (c)	2,715,000	2,619,975
Sealed Air Corp.:
8.125% 9/15/19 (c)	5,645,000	6,209,500
8.375% 9/15/21 (c)	4,900,000	5,365,500
		26,334,175
Diversified Financial Services - 5.3%
Aircastle Ltd.:
9.75% 8/1/18	2,575,000	2,703,750
9.75% 8/1/18 (c)	1,155,000	1,212,750
CIT Group, Inc.:
7% 5/1/15	26	26
7% 5/4/15 (c)	6,468,000	6,451,830
7% 5/1/16	44	44

	Principal Amount	Value
7% 5/2/16 (c)	$ 7,645,000	$ 7,606,775
7% 5/2/17 (c)	4,047,000	4,021,706
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	6,595,000	6,842,313
8% 1/15/18	6,075,000	6,318,000
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(e)	1,275,000	828,750
International Lease Finance Corp.:
5.65% 6/1/14	1,315,000	1,255,825
5.75% 5/15/16	8,055,000	7,471,013
6.25% 5/15/19	2,245,000	2,073,314
8.625% 9/15/15	6,070,000	6,191,400
8.625% 1/15/22	3,855,000	3,879,094
8.75% 3/15/17	2,110,000	2,173,300
8.875% 9/1/17	3,235,000	3,348,225
Reliance Intermediate Holdings LP 9.5% 12/15/19 (c)	3,055,000	3,238,300
Reynolds Group DL Escrow LLC 8.75% 10/15/16 (c)	1,000,000	1,052,500
		66,668,915
Diversified Media - 1.1%
Catalina Marketing Corp. 10.5% 10/1/15 pay-in-kind (c)(e)	1,500,000	1,496,250
Checkout Holding Corp. 0% 11/15/15 (c)	1,065,000	532,500
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	3,900,000	4,192,500
11.5% 5/1/16	1,445,000	1,654,525
Quebecor Media, Inc.:
7.75% 3/15/16	6,305,000	6,462,625
		14,338,400
Electric Utilities - 6.2%
Atlantic Power Corp. 9% 11/15/18 (c)	5,650,000	5,664,125
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	5,775,000	6,179,250
GenOn Energy, Inc.:
9.5% 10/15/18	3,310,000	3,351,375
9.875% 10/15/20	1,465,000	1,461,338
InterGen NV 9% 6/30/17 (c)	4,225,000	4,446,813
IPALCO Enterprises, Inc. 5% 5/1/18	1,435,000	1,389,654
Mirant Americas Generation LLC:
8.5% 10/1/21	7,225,000	6,737,313
9.125% 5/1/31	6,055,000	5,479,775
NSG Holdings II, LLC 7.75% 12/15/25 (c)	10,695,000	10,962,375
NV Energy, Inc. 6.25% 11/15/20	4,295,000	4,448,774
Otter Tail Corp. 9% 12/15/16	2,460,000	2,644,500
Puget Energy, Inc. 6.5% 12/15/20	3,975,000	4,188,855
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,280,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
The AES Corp.:
7.375% 7/1/21 (c)	$ 5,145,000	$ 5,530,875
7.75% 10/15/15	3,745,000	4,044,600
8% 10/15/17	1,515,000	1,658,925
9.75% 4/15/16	3,010,000	3,446,450
		77,914,997
Energy - 12.2%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	2,140,000	2,129,300
6.5% 5/20/21	3,215,000	3,158,738
Antero Resources Finance Corp.:
7.25% 8/1/19 (c)	2,695,000	2,745,397
9.375% 12/1/17	4,215,000	4,510,050
Calfrac Holdings LP 7.5% 12/1/20 (c)	4,440,000	4,317,900
Chesapeake Energy Corp. 6.125% 2/15/21	5,305,000	5,397,838
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875% 4/15/21 (c)	615,000	615,000
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (c)	1,680,000	1,747,200
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (c)	2,315,000	2,251,338
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,601,000
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16 (c)	3,990,000	4,199,475
7.25% 10/15/21 (c)	2,295,000	2,449,913
Edgen Murray Corp. 12.25% 1/15/15	4,760,000	4,141,200
Energy Transfer Equity LP 7.5% 10/15/20	2,655,000	2,900,588
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	2,770,000	2,818,475
Expro Finance Luxembourg SCA 8.5% 12/15/16 (c)	6,755,000	5,944,400
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	7,344,425
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	3,119,000	2,744,720
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,375,800
Frac Tech Services LLLC/Frac Tech Finance, Inc. 7.625% 11/15/18 (c)	2,045,000	2,142,138
Frontier Oil Corp.:
6.875% 11/15/18	1,245,000	1,276,125
8.5% 9/15/16	2,700,000	2,875,500
Hornbeck Offshore Services, Inc.:
6.125% 12/1/14	1,195,000	1,202,469
8% 9/1/17	215,000	219,300

	Principal Amount	Value
Inergy LP/Inergy Finance Corp.:
6.875% 8/1/21	$ 1,415,000	$ 1,400,850
7% 10/1/18	3,155,000	3,186,550
Kinder Morgan Finance Co. LLC 6% 1/15/18 (c)	6,445,000	6,493,338
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (c)	2,895,000	2,837,100
7.75% 2/1/21	2,390,000	2,473,650
8.625% 4/15/20	3,055,000	3,314,675
Markwest Energy Partners LP/Markwest Energy Finance Corp. 6.25% 6/15/22	3,830,000	3,983,200
McJunkin Red Man Corp. 9.5% 12/15/16	6,970,000	7,179,100
Offshore Group Investment Ltd. 11.5% 8/1/15	4,390,000	4,763,150
Oil States International, Inc. 6.5% 6/1/19	3,995,000	4,084,888
Pan American Energy LLC 7.875% 5/7/21 (c)	6,345,000	6,503,625
Petrohawk Energy Corp.:
6.25% 6/1/19	2,280,000	2,513,700
7.25% 8/15/18	1,685,000	1,895,625
10.5% 8/1/14	725,000	803,808
Petroleum Geo-Services ASA 7.375% 12/15/18 (c)	3,225,000	3,289,500
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	3,726,738
Precision Drilling Corp.:
6.5% 12/15/21 (c)	290,000	291,450
6.625% 11/15/20	2,505,000	2,548,838
Quicksilver Resources, Inc.:
7.125% 4/1/16	5,325,000	5,271,750
11.75% 1/1/16	2,250,000	2,536,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.875% 2/1/21 (c)	900,000	900,000
7.875% 10/15/18	2,660,000	2,766,400
Venoco, Inc. 8.875% 2/15/19	2,290,000	2,026,650
WPX Energy, Inc.:
5.25% 1/15/17 (c)	1,400,000	1,393,000
6% 1/15/22 (c)	2,210,000	2,226,575
		152,519,324
Environmental - 0.5%
Covanta Holding Corp. 7.25% 12/1/20	6,440,000	6,767,629
Food & Drug Retail - 1.1%
Rite Aid Corp.:
8.625% 3/1/15	3,030,000	2,908,800
9.375% 12/15/15	4,530,000	4,360,125
9.5% 6/15/17	7,205,000	6,520,525
		13,789,450
Nonconvertible Bonds - continued
	Principal Amount	Value
Food/Beverage/Tobacco - 0.3%
US Foodservice, Inc. 8.5% 6/30/19 (c)	$ 3,990,000	$ 3,865,313
Gaming - 4.0%
Ameristar Casinos, Inc. 7.5% 4/15/21	3,720,000	3,813,000
Chukchansi Economic Development Authority 8% 11/15/13 (c)	1,450,000	935,250
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16 (c)	4,240,000	4,324,800
11.5% 1/15/17 pay-in-kind (c)(e)	6,423,224	6,260,948
MGM Mirage, Inc.:
6.625% 7/15/15	8,205,000	7,794,750
6.75% 4/1/13	1,140,000	1,142,850
7.5% 6/1/16	2,600,000	2,496,000
7.625% 1/15/17	10,930,000	10,383,500
10% 11/1/16	3,185,000	3,312,400
11.375% 3/1/18	3,150,000	3,465,000
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind (c)(e)	2,630,000	2,235,500
Pinnacle Entertainment, Inc. 7.5% 6/15/15	1,420,000	1,391,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	1,895,000	2,084,500
		49,640,098
Healthcare - 4.5%
Community Health Systems, Inc. 8.875% 7/15/15	3,312,000	3,419,640
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,066,500
10.875% 11/15/14	4,365,000	4,059,450
Emergency Medical Services Corp. 8.125% 6/1/19	5,100,000	5,087,250
Endo Pharmaceuticals Holdings, Inc. 7% 7/15/19	3,290,000	3,512,075
HCA, Inc.:
6.5% 2/15/20	1,655,000	1,723,186
9.875% 2/15/17	1,032,000	1,127,460
HealthSouth Corp. 7.25% 10/1/18	4,470,000	4,425,300
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19	8,105,000	7,071,613
Mylan, Inc.:
6% 11/15/18 (c)	2,000,000	2,062,400
7.625% 7/15/17 (c)	1,255,000	1,349,125
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	4,540,000	4,619,450
7% 1/15/16	1,665,000	1,698,300
Senior Housing Properties Trust 6.75% 4/15/20	2,640,000	2,689,619

	Principal Amount	Value
Valeant Pharmaceuticals International:
6.5% 7/15/16 (c)	$ 6,275,000	$ 6,243,625
6.75% 8/15/21 (c)	1,325,000	1,285,250
6.875% 12/1/18 (c)	4,655,000	4,678,275
7% 10/1/20 (c)	375,000	371,250
		56,489,768
Homebuilders/Real Estate - 3.4%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	4,380,000	4,489,500
KB Home 7.25% 6/15/18	7,170,000	6,524,700
Lennar Corp.:
5.6% 5/31/15	545,000	539,550
6.95% 6/1/18	2,515,000	2,439,550
12.25% 6/1/17	1,600,000	1,904,000
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,572,164
Realogy Corp. 7.875% 2/15/19 (c)	4,425,000	3,849,750
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	6,590,000	6,655,900
Standard Pacific Corp.:
8.375% 5/15/18	9,650,000	9,191,625
8.375% 1/15/21	2,375,000	2,244,375
10.75% 9/15/16	2,405,000	2,525,250
		42,936,364
Hotels - 0.7%
FelCor Lodging LP 6.75% 6/1/19	3,545,000	3,403,200
Host Hotels & Resorts LP:
5.875% 6/15/19 (c)	2,165,000	2,208,300
6% 10/1/21 (c)	1,180,000	1,209,500
9% 5/15/17	2,195,000	2,414,500
		9,235,500
Leisure - 1.3%
Equinox Holdings, Inc. 9.5% 2/1/16 (c)	5,570,000	5,723,175
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	3,920,000	4,253,200
NCL Corp. Ltd. 9.5% 11/15/18	1,265,000	1,309,275
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,912,466
yankee 7.25% 6/15/16	2,445,000	2,579,475
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	809,000	895,968
		16,673,559
Metals/Mining - 2.7%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (c)	2,060,000	2,101,200
CONSOL Energy, Inc.:
8% 4/1/17	2,640,000	2,884,200
8.25% 4/1/20	1,760,000	1,936,000
Nonconvertible Bonds - continued
	Principal Amount	Value
Metals/Mining - continued
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (c)	$ 3,145,000	$ 3,054,424
7% 11/1/15 (c)	8,120,000	8,160,600
8.25% 11/1/19 (c)	7,770,000	7,828,275
Peabody Energy Corp. 6% 11/15/18 (c)	2,150,000	2,193,000
Vedanta Resources PLC:
6.75% 6/7/16 (c)	5,180,000	4,351,200
8.25% 6/7/21 (c)	1,510,000	1,177,800
		33,686,699
Publishing/Printing - 0.3%
Houghton Mifflin Harcourt Publishing Co. 10.5% 6/1/19 (c)	1,135,000	692,350
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (c)	3,595,000	2,876,000
		3,568,350
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20 (c)	4,035,000	4,085,438
Services - 3.5%
ARAMARK Corp.:
3.9294% 2/1/15 (e)	7,820,000	7,546,300
8.5% 2/1/15	3,080,000	3,157,000
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (c)(e)	5,580,000	5,747,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,096,000	1,106,960
7.75% 5/15/16	4,885,000	4,921,638
FTI Consulting, Inc. 6.75% 10/1/20	3,100,000	3,200,750
Hertz Corp.:
6.75% 4/15/19	7,980,000	8,059,800
7.5% 10/15/18	7,205,000	7,493,200
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (c)	2,345,000	2,110,500
		43,343,548
Shipping - 1.8%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	1,725,000	1,656,000
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	250,563
8.125% 3/30/18	2,895,000	1,737,000
Ship Finance International Ltd. 8.5% 12/15/13	10,800,000	10,098,000
Swift Services Holdings, Inc. 10% 11/15/18	7,095,000	7,414,275
Teekay Corp. 8.5% 1/15/20	1,040,000	1,003,600
		22,159,438

	Principal Amount	Value
Steel - 1.7%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (c)	$ 5,060,000	$ 4,908,200
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	3,985,000	3,885,375
Severstal Columbus LLC 10.25% 2/15/18	5,610,000	5,862,450
Steel Dynamics, Inc.:
6.75% 4/1/15	945,000	963,900
7.625% 3/15/20	3,335,000	3,501,750
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,711,950
		20,833,625
Super Retail - 1.9%
J. Crew Group, Inc. 8.125% 3/1/19	3,975,000	3,796,125
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (c)	7,585,000	8,134,913
Sally Holdings LLC 6.875% 11/15/19 (c)	1,040,000	1,086,800
Sears Holdings Corp. 6.625% 10/15/18	1,725,000	1,311,000
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	6,795,000	7,015,838
Toys 'R' Us, Inc. 7.375% 9/1/16 (c)	2,740,000	2,740,000
		24,084,676
Technology - 3.8%
Amkor Technology, Inc.:
6.625% 6/1/21	2,495,000	2,395,200
7.375% 5/1/18	5,590,000	5,687,825
Avaya, Inc.:
9.75% 11/1/15	1,680,000	1,461,600
10.125% 11/1/15 pay-in-kind (e)	1,630,000	1,426,250
CDW LLC/CDW Finance Corp. 8.5% 4/1/19	4,650,000	4,661,625
Ceridian Corp.:
11.25% 11/15/15	1,855,000	1,446,900
12.25% 11/15/15 pay-in-kind (e)	2,540,000	1,974,850
Lucent Technologies, Inc.:
6.45% 3/15/29	6,625,000	4,753,438
6.5% 1/15/28	4,915,000	3,526,513
Sanmina-SCI Corp. 7% 5/15/19 (c)	9,095,000	8,867,625
Seagate HDD Cayman 6.875% 5/1/20	1,885,000	1,936,838
Spansion LLC 7.875% 11/15/17	5,850,000	5,265,000
SunGard Data Systems, Inc.:
7.375% 11/15/18	595,000	608,388
10.25% 8/15/15	3,080,000	3,172,400
		47,184,452
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - 7.6%
Digicel Group Ltd.:
8.25% 9/1/17 (c)	$ 5,395,000	$ 5,448,950
8.875% 1/15/15 (c)	4,685,000	4,591,300
9.125% 1/15/15 pay-in-kind (c)(e)	4,447,000	4,413,648
Equinix, Inc. 8.125% 3/1/18	2,745,000	2,992,050
Intelsat Jackson Holdings SA 9.5% 6/15/16	6,365,000	6,683,250
Intelsat Ltd. 11.25% 6/15/16	1,920,000	2,025,600
Intelsat Luxembourg SA:
11.25% 2/4/17	3,140,000	2,998,700
11.5% 2/4/17 pay-in-kind (c)(e)	2,730,000	2,497,950
11.5% 2/4/17 pay-in-kind (e)	10,481,864	10,114,999
MetroPCS Wireless, Inc. 7.875% 9/1/18	3,085,000	3,119,552
Nextel Communications, Inc.:
5.95% 3/15/14	6,435,000	6,209,775
7.375% 8/1/15	5,195,000	4,753,425
NII Capital Corp. 7.625% 4/1/21	2,385,000	2,361,150
Sprint Capital Corp. 8.75% 3/15/32	670,000	541,863
Sprint Nextel Corp.:
6% 12/1/16	10,660,000	8,847,800
9% 11/15/18 (c)	1,505,000	1,580,250
U.S. West Communications 7.5% 6/15/23	9,460,000	9,436,350
UPCB Finance V Ltd. 7.25% 11/15/21 (c)	1,430,000	1,447,875
VimpelCom Holdings BV:
6.2546% 3/1/17 (c)	3,940,000	3,506,600
7.5043% 3/1/22 (c)	3,885,000	3,263,400
Wind Acquisition Finance SA:
7.25% 2/15/18 (c)	1,855,000	1,688,050
11.75% 7/15/17 (c)	2,360,000	2,112,200
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (c)(e)	5,822,479	4,030,732
		94,665,469
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20	1,535,000	1,561,863
TOTAL NONCONVERTIBLE BONDS (Cost $1,047,437,951)		1,051,744,856
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.1079% 4/25/21 (e) (Cost $320)	28,717	20,136
Common Stocks - 0.1%
	Shares	Value
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (c)	1	$ 873,375
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(f)	48,889	384,268
TOTAL COMMON STOCKS (Cost $3,248,508)		1,257,643
Convertible Preferred Stocks - 0.3%

Automotive - 0.3%
General Motors Co. 4.75% (Cost $5,336,226)	111,200	3,808,600
Floating Rate Loans - 7.7%
	Principal Amount
Air Transportation - 0.9%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (e)	$ 7,308,275	6,833,237
US Airways Group, Inc. term loan 2.7963% 3/23/14 (e)	5,620,347	4,875,651
		11,708,888
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	5,850,600	5,528,817
Federal-Mogul Corp.:
Tranche B, term loan 2.2091% 12/27/14 (e)	3,608,318	3,337,694
Tranche C, term loan 2.2164% 12/27/15 (e)	2,428,105	2,233,856
		11,100,367
Broadcasting - 0.5%
Univision Communications, Inc. term loan 4.5463% 3/31/17 (e)	6,722,026	5,948,993
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5.25% 10/6/17 (e)	3,019,013	2,992,596
UPC Broadband Holding BV Tranche AB, term loan 4.75% 12/31/17 (e)	1,640,000	1,607,200
		4,599,796
Capital Goods - 0.4%
Colfax Corp. Tranche B, term loan 0% 9/12/18 (e)	3,445,000	3,447,153
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - continued
SRAM LLC.:
2nd LN, term loan 8.5% 12/7/18 (e)	$ 480,000	$ 477,600
Tranche B 1LN, term loan 4.7635% 6/7/18 (e)	1,432,308	1,425,147
		5,349,900
Chemicals - 0.4%
Arizona Chemical Tranche B, term loan 0% 12/19/17 (e)	1,270,000	1,268,413
Ashland, Inc. Tranche B, term loan 3.75% 8/23/18 (e)	3,419,588	3,428,136
		4,696,549
Consumer Products - 0.2%
Visant Corp. Tranche B, term loan 5.2601% 12/22/16 (e)	2,849,186	2,663,989
Containers - 0.5%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (e)	1,523,734	1,518,020
Tranche 2LN, term loan 10% 9/2/16 (e)	2,070,000	2,057,063
Sealed Air Corp. Tranche B, term loan 4.75% 10/3/18 (e)	2,177,438	2,199,212
		5,774,295
Electric Utilities - 0.0%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	664,975	664,177
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (e)	5,050,194	4,999,692
Food & Drug Retail - 0.2%
SUPERVALU, Inc. Tranche B 3LN, term loan 4.5% 4/29/18 (e)	2,069,363	2,022,802
Gaming - 0.1%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (e)	1,334,913	1,331,575
Healthcare - 0.9%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	3,250,438	3,169,177
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (e)	741,895	741,895
HCA, Inc. Tranche B2, term loan 3.8293% 3/31/17 (e)	3,135,000	2,970,413
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (e)	3,998,067	3,928,061
		10,809,546
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	925,000	950,438

	Principal Amount	Value
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (e)	$ 2,798,850	$ 2,686,896
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	2,123,950	2,097,401
Super Retail - 0.3%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 7% 9/30/18 (e)	815,000	817,038
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	3,335,000	3,209,938
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	485,100	470,547
		4,497,523
Technology - 0.2%
Godaddy.Com, Inc. Tranche B, term loan 7% 12/16/18 (e)	3,231,913	3,235,952
Telecommunications - 0.9%
Asurion LLC:
term loan 9% 5/24/19 (e)	5,360,000	5,279,600
Tranche B, term loan 5.5% 5/24/18 (e)	2,768,182	2,726,659
Intelsat Jackson Holdings SA term loan 3.3911% 2/1/14 (e)	830,000	788,500
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (e)	2,957,650	2,950,256
		11,745,015
TOTAL FLOATING RATE LOANS (Cost $97,516,870)		96,883,794
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $78,750,256)	78,750,256	78,750,256
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,232,290,131)		1,232,465,285
NET OTHER ASSETS (LIABILITIES) - 1.7%		21,857,691
NET ASSETS - 100%		$ 1,254,322,976
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $381,395,048 or 30.4% of net assets.

(d) Security is perpetual in nature with no stated maturity date.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $384,268 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 92,352
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,192,868	$ 3,808,600	$ -	$ 384,268
Telecommunication Services	873,375	-	-	873,375
Corporate Bonds	1,051,744,856	-	1,051,744,856	-
Commercial Mortgage Securities	20,136	-	-	20,136
Floating Rate Loans	96,883,794	-	96,883,794	-
Money Market Funds	78,750,256	78,750,256	-	-
Total Investments in Securities:	$ 1,232,465,285	$ 82,558,856	$ 1,148,628,650	$ 1,277,779
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 402,835
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	27,580
Cost of Purchases	873,375
Proceeds of Sales	(30,550)
Amortization/Accretion	4,539
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,277,779
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ 27,580

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Luxembourg	2.8%
Bermuda	2.7%
Canada	2.3%
Australia	1.7%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,153,539,875)	$ 1,153,715,029
Fidelity Central Funds (cost $78,750,256)	78,750,256
Total Investments (cost $1,232,290,131)		$ 1,232,465,285
Cash		165,339
Receivable for investments sold		3,243,036
Receivable for fund shares sold		8,492,061
Interest receivable		20,005,697
Distributions receivable from Fidelity Central Funds		6,126
Prepaid expenses		3,135
Total assets		1,264,380,679

Liabilities
Payable for investments purchased	$ 7,866,734
Payable for fund shares redeemed	1,365,023
Accrued management fee	588,905
Distribution and service plan fees payable	58,118
Other affiliated payables	113,005
Other payables and accrued expenses	65,918
Total liabilities		10,057,703

Net Assets		$ 1,254,322,976
Net Assets consist of:
Paid in capital		$ 1,366,911,253
Undistributed net investment income		6,423,570
Accumulated undistributed net realized gain (loss) on investments		(119,187,001)
Net unrealized appreciation (depreciation) on investments		175,154
Net Assets		$ 1,254,322,976

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($561,513,751 ÷ 104,162,336 shares)	$ 5.39

Service Class: Net Asset Value, offering price and redemption price per share ($91,572,882 ÷ 17,075,986 shares)	$ 5.36

Service Class 2: Net Asset Value, offering price and redemption price per share ($220,332,947 ÷ 41,887,639 shares)	$ 5.26

Initial Class R: Net Asset Value, offering price and redemption price per share ($31,626,692 ÷ 5,887,628 shares)	$ 5.37

Service Class R: Net Asset Value, offering price and redemption price per share ($63,557,144 ÷ 11,908,324 shares)	$ 5.34

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,349,928 ÷ 256,541 shares)	$ 5.26

Investor Class: Net Asset Value, offering price and redemption price per share ($284,369,632 ÷ 52,915,397 shares)	$ 5.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 531,778
Interest		91,304,132
Income from Fidelity Central Funds		92,352
Total income		91,928,262

Expenses
Management fee	$ 6,918,013
Transfer agent fees	998,202
Distribution and service plan fees	628,113
Accounting fees and expenses	425,231
Custodian fees and expenses	24,977
Independent trustees' compensation	7,094
Audit	69,344
Legal	24,607
Interest	353
Miscellaneous	13,104
Total expenses before reductions	9,109,038
Expense reductions	(22,646)	9,086,392
Net investment income (loss)		82,841,870
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		30,894,343
Change in net unrealized appreciation (depreciation) on investment securities		(67,492,572)
Net gain (loss)		(36,598,229)
Net increase (decrease) in net assets resulting from operations		$ 46,243,641

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 82,841,870	$ 89,225,463
Net realized gain (loss)	30,894,343	35,026,882
Change in net unrealized appreciation (depreciation)	(67,492,572)	22,817,242
Net increase (decrease) in net assets resulting from operations	46,243,641	147,069,587
Distributions to shareholders from net investment income	(84,003,585)	(88,733,895)
Share transactions - net increase (decrease)	65,821,196	7,262,606
Redemption fees	88,182	110,732
Total increase (decrease) in net assets	28,149,434	65,709,030

Net Assets
Beginning of period	1,226,173,542	1,160,464,512
End of period (including undistributed net investment income of $6,423,570 and undistributed net investment income of $7,949,486, respectively)	$ 1,254,322,976	$ 1,226,173,542

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.57	$ 5.29	$ 3.96	$ 5.98	$ 6.35
Income from Investment Operations
Net investment income (loss) C	.391	.439	.438	.475	.485
Net realized and unrealized gain (loss)	(.171)	.288	1.298	(1.990)	(.311)
Total from investment operations	.220	.727	1.736	(1.515)	.174
Distributions from net investment income	(.400)	(.448)	(.406)	(.506)	(.545)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.39	$ 5.57	$ 5.29	$ 3.96	$ 5.98
Total Return A,B	4.03%	13.82%	43.96%	(24.98)%	2.79%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.69%	.70%	.71%	.68%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.71%	.68%
Expenses net of all reductions	.69%	.69%	.70%	.70%	.68%
Net investment income (loss)	6.85%	7.84%	9.02%	8.48%	7.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 561,514	$ 594,688	$ 608,802	$ 451,824	$ 726,409
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.54	$ 5.26	$ 3.95	$ 5.95	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.384	.431	.429	.469	.477
Net realized and unrealized gain (loss)	(.171)	.290	1.281	(1.971)	(.312)
Total from investment operations	.213	.721	1.710	(1.502)	.165
Distributions from net investment income	(.393)	(.442)	(.400)	(.499)	(.536)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.36	$ 5.54	$ 5.26	$ 3.95	$ 5.95
Total Return A,B	3.93%	13.79%	43.41%	(24.87)%	2.66%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.79%	.80%	.80%	.78%
Expenses net of fee waivers, if any	.79%	.78%	.80%	.80%	.78%
Expenses net of all reductions	.79%	.78%	.80%	.80%	.78%
Net investment income (loss)	6.75%	7.74%	8.92%	8.39%	7.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,573	$ 98,988	$ 103,511	$ 95,461	$ 180,837
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 5.18	$ 3.89	$ 5.88	$ 6.25
Income from Investment Operations
Net investment income (loss) C	.368	.417	.422	.450	.461
Net realized and unrealized gain (loss)	(.170)	.287	1.264	(1.949)	(.305)
Total from investment operations	.198	.704	1.686	(1.499)	.156
Distributions from net investment income	(.388)	(.435)	(.396)	(.492)	(.527)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.26	$ 5.45	$ 5.18	$ 3.89	$ 5.88
Total Return A,B	3.72%	13.67%	43.46%	(25.14)%	2.54%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.94%	.95%	.96%	.93%
Expenses net of fee waivers, if any	.94%	.94%	.95%	.96%	.93%
Expenses net of all reductions	.94%	.94%	.95%	.96%	.93%
Net investment income (loss)	6.60%	7.59%	8.77%	8.23%	7.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,333	$ 182,465	$ 181,377	$ 87,077	$ 97,266
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.55	$ 5.27	$ 3.95	$ 5.96	$ 6.34
Income from Investment Operations
Net investment income (loss) C	.391	.439	.440	.471	.479
Net realized and unrealized gain (loss)	(.171)	.288	1.286	(1.975)	(.313)
Total from investment operations	.220	.727	1.726	(1.504)	.166
Distributions from net investment income	(.400)	(.448)	(.406)	(.507)	(.547)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.37	$ 5.55	$ 5.27	$ 3.95	$ 5.96
Total Return A,B	4.05%	13.88%	43.82%	(24.88)%	2.65%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.69%	.70%	.70%	.68%
Expenses net of fee waivers, if any	.68%	.68%	.70%	.70%	.68%
Expenses net of all reductions	.68%	.68%	.69%	.70%	.67%
Net investment income (loss)	6.85%	7.84%	9.02%	8.49%	7.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,627	$ 34,946	$ 34,080	$ 19,801	$ 19,401
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.52	$ 5.25	$ 3.94	$ 5.93	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.383	.433	.431	.467	.471
Net realized and unrealized gain (loss)	(.167)	.280	1.280	(1.959)	(.318)
Total from investment operations	.216	.713	1.711	(1.492)	.153
Distributions from net investment income	(.396)	(.444)	(.401)	(.499)	(.544)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.34	$ 5.52	$ 5.25	$ 3.94	$ 5.93
Total Return A,B	3.99%	13.66%	43.56%	(24.79)%	2.45%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.79%	.80%	.80%	.78%
Expenses net of fee waivers, if any	.78%	.78%	.80%	.80%	.78%
Expenses net of all reductions	.78%	.78%	.80%	.80%	.77%
Net investment income (loss)	6.75%	7.74%	8.92%	8.39%	7.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,557	$ 68,806	$ 47,873	$ 26,572	$ 33,129
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.45	$ 5.17	$ 3.89	$ 5.87	$ 6.25
Income from Investment Operations
Net investment income (loss) C	.369	.415	.416	.451	.453
Net realized and unrealized gain (loss)	(.175)	.293	1.257	(1.940)	(.294)
Total from investment operations	.194	.708	1.673	(1.489)	.159
Distributions from net investment income	(.384)	(.429)	(.393)	(.492)	(.540)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.26	$ 5.45	$ 5.17	$ 3.89	$ 5.87
Total Return A,B	3.64%	13.79%	43.13%	(24.99)%	2.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.94%	.95%	.95%	.93%
Expenses net of fee waivers, if any	.93%	.93%	.95%	.95%	.93%
Expenses net of all reductions	.93%	.93%	.94%	.95%	.92%
Net investment income (loss)	6.60%	7.59%	8.77%	8.24%	7.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,350	$ 1,543	$ 2,016	$ 1,487	$ 2,347
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 5.56	$ 5.27	$ 3.96	$ 5.96	$ 6.34
Income from Investment Operations
Net investment income (loss) C	.388	.437	.441	.473	.477
Net realized and unrealized gain (loss)	(.180)	.298	1.274	(1.971)	(.317)
Total from investment operations	.208	.735	1.715	(1.498)	.160
Distributions from net investment income	(.398)	(.446)	(.405)	(.503)	(.541)
Redemption fees added to paid in capital C	- G	.001	- G	.001	.001
Net asset value, end of period	$ 5.37	$ 5.56	$ 5.27	$ 3.96	$ 5.96
Total Return A,B	3.82%	14.04%	43.43%	(24.76)%	2.56%
Ratios to Average Net Assets D,F
Expenses before reductions	.72%	.73%	.73%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.74%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.75%
Net investment income (loss)	6.82%	7.81%	8.99%	8.45%	7.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 284,370	$ 244,738	$ 182,806	$ 90,312	$ 105,920
Portfolio turnover rate E	79%	81%	70%	58%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 37,653,608
Gross unrealized depreciation	(31,580,313)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,073,295

Tax Cost	$ 1,226,391,990

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 253,776
Capital loss carryforward	$ (118,914,979)
Net unrealized appreciation (depreciation)	$ 6,073,295

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (39,467,710)
2017	(79,447,269)
Total capital loss carryforward	$ (118,914,979)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 84,003,585	$ 88,733,895

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $954,209,530 and $902,808,924, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 88,954
Service Class 2	480,016
Service Class R	55,390
Service Class 2 R	3,753
$ 628,113

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (See Expense Reduction note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 445,199
Service Class	64,844
Service Class 2	141,861
Initial Class R	23,056
Service Class R	39,207
Service Class 2R	1,062
Investor Class	282,973
$ 998,202

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,232,000.35%		$ 353

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,752 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 10,457
Service Class	1,571
Service Class 2	3,437
Initial Class R	580
Service Class R	986
Service Class 2R	27
Investor Class	4,755
$ 21,813

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and accounting expenses by $833.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 38,834,457	$ 44,467,220
Service Class	5,348,721	7,392,045
Service Class 2	14,701,408	13,449,909
Initial Class R	2,203,822	2,630,051
Service Class R	4,443,415	5,103,828
Service Class 2R	92,376	113,793
Investor Class	18,379,386	15,577,049
Total	$ 84,003,585	$ 88,733,895

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	14,954,963	13,981,776	$ 85,548,272	$ 78,466,113
Reinvestment of distributions	7,279,400	8,041,089	38,834,457	44,467,220
Shares redeemed	(24,811,221)	(30,400,651)	(141,718,667)	(169,255,225)
Net increase (decrease)	(2,576,858)	(8,377,786)	$ (17,335,938)	$ (46,321,892)
Service Class
Shares sold	4,391,885	1,837,003	$ 23,974,978	$ 10,346,870
Reinvestment of distributions	1,008,126	1,344,008	5,348,721	7,392,045
Shares redeemed	(6,182,000)	(4,989,128)	(35,059,439)	(27,651,179)
Net increase (decrease)	(781,989)	(1,808,117)	$ (5,735,740)	$ (9,912,264)
Service Class 2
Shares sold	35,272,315	26,131,374	$ 197,650,737	$ 143,180,880
Reinvestment of distributions	2,824,984	2,486,120	14,701,408	13,449,909
Shares redeemed	(29,704,714)	(30,129,445)	(165,911,073)	(161,771,346)
Net increase (decrease)	8,392,585	(1,511,951)	$ 46,441,072	$ (5,140,557)
Initial Class R
Shares sold	2,974,865	2,670,258	$ 17,006,544	$ 14,859,524
Reinvestment of distributions	414,639	477,323	2,203,822	2,630,051
Shares redeemed	(3,795,258)	(3,318,610)	(21,688,955)	(18,109,555)
Net increase (decrease)	(405,754)	(171,029)	$ (2,478,589)	$ (619,980)
Service Class R
Shares sold	8,003,006	8,426,767	$ 45,643,141	$ 46,508,327
Reinvestment of distributions	840,752	931,355	4,443,415	5,103,828
Shares redeemed	(9,397,413)	(6,021,801)	(53,628,031)	(32,701,379)
Net increase (decrease)	(553,655)	3,336,321	$ (3,541,475)	$ 18,910,776
Service Class 2R
Shares sold	77,098	86,744	$ 432,475	$ 465,296
Reinvestment of distributions	17,746	21,073	92,376	113,793
Shares redeemed	(121,577)	(214,247)	(682,497)	(1,182,315)
Net increase (decrease)	(26,733)	(106,430)	$ (157,646)	$ (603,226)
Investor Class
Shares sold	35,223,887	30,365,867	$ 199,792,708	$ 168,056,935
Reinvestment of distributions	3,458,337	2,827,051	18,379,386	15,577,049
Shares redeemed	(29,823,638)	(23,797,435)	(169,542,582)	(132,684,235)
Net increase (decrease)	8,858,586	9,395,483	$ 48,629,512	$ 50,949,749

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, agent bank, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2010 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0212
1.811842.107

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class R A	-17.14%	-4.80%	3.62%
VIP Overseas Portfolio - Service Class R B	-17.24%	-4.89%	3.52%
VIP Overseas Portfolio - Service Class 2R C	-17.33%	-5.03%	3.37%
VIP Overseas Portfolio - Investor Class R D	-17.22%	-4.89%	3.55%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Returns from prior to April 24, 2002 are those of Service Class 2.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Initial Class R took place on April 24, 2002. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes significantly trailed the MSCI® EAFE® (Europe, Australasia, Far East) Index, which declined 12.04%. (For specific portfolio results, please refer to the performance section of this report.). Security selection and an underweighting in the strong consumer staples sector hurt the most relative to the index, while my picks in the retailing segment of consumer discretionary also hampered performance. Security selection in the hard-hit financials and industrials sectors was unproductive, as was positioning in health care and energy. Conversely, stock selection in consumer durables/apparel and an underweighting in utilities were additive. In geographic terms, security selection in the U.K., emerging markets and Asia-Pacific ex Japan hurt performance, but picks in Germany and the U.S. helped. Our modest holdings in the U.S. and emerging markets were out-of-index positions. On an individual security basis, Alstom, a France-based power and transport engineering firm, and Hengdeli Holdings, a non-index retailer of high-end Swiss watches in China, hampered performance. Not owning or underweighting three strong-performing U.K.-based benchmark components also dampened results: pharmaceuticals firm GlaxoSmithKline, British American Tobacco and independent oil/gas company Royal Dutch Shell. Conversely, Ireland-based building supply company CRH was the fund's top relative contributor. The fund was fortunate to hold no shares of Tokyo Electric Power, owner of the crippled Fukushima Daiichi nuclear plant in Japan, while an out-of-index position in Hugo Boss, a German manufacturer of high-end men's apparel, also boosted results. Denmark-based pharmaceuticals firm Novo Nordisk helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.84%
Actual		$ 1,000.00	$ 785.30	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class	.94%
Actual		$ 1,000.00	$ 785.40	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2	1.09%
Actual		$ 1,000.00	$ 784.60	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R	.84%
Actual		$ 1,000.00	$ 785.80	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R	.94%
Actual		$ 1,000.00	$ 785.70	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 784.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R	.93%
Actual		$ 1,000.00	$ 785.50	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2011
United Kingdom	18.8%
Japan	16.7%
France	12.3%
Germany	10.8%
Switzerland	7.9%
Ireland	4.2%
United States of America	4.0%
Cayman Islands	4.0%
Denmark	3.0%
Other	18.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2011
Japan	16.9%
United Kingdom	16.8%
Germany	13.5%
France	13.0%
Switzerland	6.1%
Cayman Islands	4.2%
Italy	3.6%
Denmark	3.0%
United States of America	3.0%
Other	19.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	99.1
Short-Term Investments and Net Other Assets	1.7	0.9
Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.3	1.9
Rakuten, Inc. (Japan, Internet & Catalog Retail)	2.2	0.6
Sanofi-aventis sponsored ADR (France, Pharmaceuticals)	2.1	1.1
CRH PLC (Ireland, Construction Materials)	2.1	0.8
Volkswagen AG (Germany, Automobiles)	1.9	2.3
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.7	0.4
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.6	2.9
Paddy Power PLC (Ireland) (Ireland, Hotels, Restaurants & Leisure)	1.5	0.0
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	1.6
Saipem SpA (Italy, Energy Equipment & Services)	1.5	1.5
	18.4
Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.4	25.7
Financials	16.0	20.1
Materials	12.2	11.0
Information Technology	9.4	9.1
Consumer Staples	9.0	4.4
Energy	8.0	6.9
Industrials	7.0	10.4
Health Care	6.6	7.1
Telecommunication Services	5.1	4.0
Utilities	1.6	0.4

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 2.4%
Aristocrat Leisure Ltd.	1,050,218	$ 2,362,812
BHP Billiton Ltd.	318,002	11,223,395
Fortescue Metals Group Ltd.	258,379	1,128,268
Macquarie Group Ltd.	105,682	2,571,121
Newcrest Mining Ltd.	304,955	9,231,122
Rio Tinto Ltd.	24,301	1,498,540
Westfield Group unit	707,707	5,652,383
TOTAL AUSTRALIA		33,667,641
Bailiwick of Jersey - 1.1%
Glencore International PLC	210,800	1,283,424
Informa PLC	1,151,821	6,463,479
WPP PLC	707,141	7,416,683
TOTAL BAILIWICK OF JERSEY		15,163,586
Belgium - 0.3%
Ageas	743,600	1,155,019
Anheuser-Busch InBev SA NV	33,577	2,049,552
Hamon & Compagnie International SA	73,974	1,402,766
TOTAL BELGIUM		4,607,337
Bermuda - 1.2%
Clear Media Ltd. (a)	2,035,000	786,058
Li & Fung Ltd.	790,000	1,462,699
Oriental Watch Holdings Ltd.	11,784,000	5,401,468
Petra Diamonds Ltd. (a)	809,300	1,445,509
Signet Jewelers Ltd.	161,500	7,099,540
TOTAL BERMUDA		16,195,274
Brazil - 0.1%
Drogasil SA	66,000	459,435
Marisa Lojas SA	58,600	537,817
TOTAL BRAZIL		997,252
British Virgin Islands - 0.5%
Gem Diamonds Ltd. (a)	703,600	2,122,210
Mail.ru Group Ltd.:
GDR (a)(e)	6,600	171,600
GDR (Reg. S) (a)	182,600	4,747,600
TOTAL BRITISH VIRGIN ISLANDS		7,041,410
Canada - 1.5%
Barrick Gold Corp.	62,900	2,850,388
Kinross Gold Corp.	193,000	2,204,036
Potash Corp. of Saskatchewan, Inc.	170,900	7,066,574
Suncor Energy, Inc.	183,800	5,302,478
Yamana Gold, Inc.	196,700	2,901,055
TOTAL CANADA		20,324,531
Cayman Islands - 4.0%
Baidu.com, Inc. sponsored ADR (a)	82,100	9,562,187
Biostime International Holdings Ltd.	1,325,000	2,337,252
E-Commerce China Dangdang, Inc. ADR (d)	59,800	263,120

	Shares	Value
Hengdeli Holdings Ltd.	47,490,000	$ 15,531,198
Home Inns & Hotels Management, Inc. sponsored ADR (a)	70,900	1,829,220
Natural Beauty Bio-Technology Ltd.	8,580,000	1,480,339
Noah Holdings Ltd. sponsored ADR (a)	111,200	683,880
Perfect World Co. Ltd. sponsored ADR Class B (a)	483,500	5,062,245
Renren, Inc. ADR (d)	25,900	91,945
Shenguan Holdings Group Ltd.	5,328,000	3,087,065
Silver Base Group Holdings Ltd.	999,000	810,355
SINA Corp. (a)(d)	18,800	977,600
Tencent Holdings Ltd.	681,500	13,697,390
TOTAL CAYMAN ISLANDS		55,413,796
Denmark - 3.0%
Carlsberg A/S Series B	107,200	7,560,207
Danske Bank A/S (a)	96,100	1,220,766
Novo Nordisk A/S:
Series B	51,925	5,965,934
Series B sponsored ADR	232,200	26,763,372
TOTAL DENMARK		41,510,279
France - 12.3%
Accor SA	221,000	5,602,532
Alstom SA	453,087	13,741,128
Atos Origin SA	72,705	3,191,248
AXA SA	116,320	1,512,421
AXA SA sponsored ADR	158,600	2,039,596
BNP Paribas SA	144,199	5,664,864
Club Mediterranee SA (a)	85,000	1,447,916
Compagnie Generale de Geophysique SA (a)	184,500	4,283,108
Credit Agricole SA	142,547	804,476
Danone	283,312	17,811,544
Gameloft (a)	537,900	3,369,888
GDF Suez	185,600	5,073,882
Iliad SA	28,200	3,480,473
Ingenico SA	104,788	3,784,289
Ipsos SA	149,292	4,241,696
Lafarge SA (Bearer)	85,200	2,995,283
Laurent-Perrier Group	4,267	400,377
LVMH Moet Hennessy - Louis Vuitton	159,541	22,592,180
Pernod Ricard SA	128,800	11,947,064
PPR SA	14,700	2,105,413
Safran SA	118,400	3,556,328
Sanofi-aventis	109,893	8,033,856
Sanofi-aventis sponsored ADR	583,000	21,302,820
Societe Generale Series A	98,343	2,190,114
Total SA	307,200	15,677,583
Total SA sponsored ADR (d)	31,400	1,604,854
Vivendi	144,750	3,170,206
TOTAL FRANCE		171,625,139
Germany - 8.9%
adidas AG	250,100	16,270,642
Common Stocks - continued
	Shares	Value
Germany - continued
Allianz AG	77,600	$ 7,423,923
Bayer AG	131,478	8,407,145
Bayerische Motoren Werke AG (BMW)	52,375	3,509,028
Commerzbank AG (a)(d)	475,100	801,305
Deutsche Bank AG	142,446	5,399,457
Deutsche Boerse AG	180,720	9,476,260
Deutsche Post AG	273,501	4,205,754
E.ON AG	269,387	5,812,738
HeidelbergCement Finance AG	154,500	6,557,502
Hugo Boss AG	66,900	4,779,198
K&S AG	37,600	1,699,537
Kabel Deutschland Holding AG (a)	123,000	6,243,467
Linde AG	69,387	10,324,181
Munich Re Group	23,549	2,889,067
Puma AG	52,883	15,401,645
SAP AG	189,513	10,024,815
SAP AG sponsored ADR	61,700	3,267,015
Tom Tailor Holding AG (a)	45,300	721,227
TOTAL GERMANY		123,213,906
Hong Kong - 1.8%
AIA Group Ltd.	1,274,400	3,979,116
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	221,600	4,682,408
Henderson Land Development Co. Ltd.	814,919	4,050,147
Hutchison Whampoa Ltd.	278,000	2,328,419
Sun Hung Kai Properties Ltd.	233,000	2,920,525
Television Broadcasts Ltd.	1,125,000	6,822,483
TOTAL HONG KONG		24,783,098
Ireland - 4.2%
CRH PLC	1,459,256	28,892,202
Kingspan Group PLC (United Kingdom)	1,050,400	8,692,164
Paddy Power PLC (Ireland)	363,800	20,962,235
TOTAL IRELAND		58,546,601
Israel - 0.3%
Israel Chemicals Ltd.	116,100	1,203,330
Teva Pharmaceutical Industries Ltd. sponsored ADR	59,700	2,409,492
TOTAL ISRAEL		3,612,822
Italy - 2.6%
Assicurazioni Generali SpA	158,500	2,386,039
ENI SpA	134,700	2,777,517
ENI SpA sponsored ADR (d)	67,900	2,802,233
Intesa Sanpaolo SpA	957,901	1,604,440
Prada SpA	465,900	2,108,566
Saipem SpA	482,705	20,525,119
Sorin SpA (a)	2,134,172	3,273,530
UniCredit SpA	168,254	1,398,199
TOTAL ITALY		36,875,643

	Shares	Value
Japan - 16.7%
Aozora Bank Ltd.	1,662,000	$ 4,577,977
Calbee, Inc.	48,500	2,372,539
Canon, Inc.	139,500	6,139,422
Canon, Inc. sponsored ADR (d)	53,200	2,342,928
CyberAgent, Inc.	708	2,300,667
Dai-ichi Mutual Life Insurance Co.	1,893	1,861,887
DeNA Co. Ltd.	80,300	2,409,052
Denso Corp.	87,400	2,414,245
eAccess Ltd. (d)	3,575	848,636
East Japan Railway Co.	43,300	2,756,708
Fanuc Corp.	29,000	4,438,641
Fuji Media Holdings, Inc.	1,691	2,564,019
GREE, Inc.	100,900	3,476,734
Honda Motor Co. Ltd.	254,400	7,749,757
Japan Retail Fund Investment Corp.	2,795	4,139,934
Japan Tobacco, Inc.	1,617	7,605,457
JFE Holdings, Inc.	123,900	2,244,093
Kakaku.com, Inc.	104,400	3,827,932
KDDI Corp.	2,539	16,329,566
Keyence Corp.	30,200	7,282,687
Mitsubishi Corp.	496,100	10,023,199
Mitsubishi Estate Co. Ltd.	313,000	4,676,801
Mitsubishi UFJ Financial Group, Inc.	2,944,500	12,466,297
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	489,200	2,049,748
Mitsui & Co. Ltd.	611,300	9,507,258
MS&AD Insurance Group Holdings, Inc.	141,900	2,629,109
NKSJ Holdings, Inc.	95,000	1,863,834
Nomura Holdings, Inc.	539,200	1,623,495
ORIX Corp.	83,930	6,935,553
Rakuten, Inc.	28,483	30,642,393
SOFTBANK CORP.	444,600	13,095,670
Start Today Co. Ltd. (d)	330,300	7,729,102
Sumitomo Mitsui Financial Group, Inc.	324,200	8,991,552
Tokio Marine Holdings, Inc.	158,300	3,506,808
Tokyo Electron Ltd.	35,700	1,815,962
Toshiba Corp.	1,394,000	5,705,321
Toyota Motor Corp.	412,300	13,634,459
Toyota Motor Corp. sponsored ADR	47,600	3,147,788
Yahoo! Japan Corp.	12,647	4,073,529
TOTAL JAPAN		231,800,759
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	7,985	7,270,021
Luxembourg - 0.3%
ArcelorMittal SA Class A unit	117,100	2,130,049
L'Occitane Ltd.	1,209,500	2,429,403
TOTAL LUXEMBOURG		4,559,452
Netherlands - 1.4%
AEGON NV (a)	308,300	1,232,325
ASML Holding NV	44,300	1,851,297
Gemalto NV	48,009	2,335,328
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) (a)	574,784	$ 4,111,100
Koninklijke Philips Electronics NV	304,416	6,387,905
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	173,900	3,643,205
TOTAL NETHERLANDS		19,561,160
Nigeria - 0.1%
Guinness Nigeria PLC	464,225	715,072
Nigerian Breweries PLC	2,274,042	1,322,951
TOTAL NIGERIA		2,038,023
Norway - 0.8%
Aker Solutions ASA	437,400	4,604,442
DnB NOR ASA	303,800	2,974,522
StatoilHydro ASA	14,100	361,159
StatoilHydro ASA sponsored ADR	103,300	2,645,513
TOTAL NORWAY		10,585,636
Singapore - 0.1%
United Overseas Bank Ltd.	180,973	2,130,407
South Africa - 0.1%
City Lodge Hotels Ltd. (f)	22,751	215,882
Impala Platinum Holdings Ltd.	67,100	1,391,025
TOTAL SOUTH AFRICA		1,606,907
Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA	677,594	5,837,608
Banco Santander SA:
(Spain)	1,337,498	10,105,502
(Spain) ADR sponsored ADR	147,053	1,105,839
EDP Renovaveis SA (a)	628,538	3,846,604
Iberdrola SA	555,800	3,481,310
Telefonica SA	476,670	8,213,098
Telefonica SA sponsored ADR	74,300	1,277,217
TOTAL SPAIN		33,867,178
Sweden - 0.8%
Nordea Bank AB	417,800	3,233,276
Swedbank AB (A Shares)	102,432	1,327,125
Swedish Match Co.	172,200	6,113,802
TOTAL SWEDEN		10,674,203
Switzerland - 7.9%
Adecco SA (Reg.)	397,861	16,670,213
Compagnie Financiere Richemont SA Series A	405,779	20,527,669
Credit Suisse Group	71,082	1,666,299
Credit Suisse Group sponsored ADR (d)	105,600	2,479,488
Julius Baer Group Ltd.	97,700	3,822,071
Roche Holding AG (participation certificate)	99,591	16,882,167

	Shares	Value
Sika AG (Bearer)	2,220	$ 4,183,996
Swatch Group AG (Bearer)	44,140	16,520,481
Swiss Re Ltd.	54,026	2,753,793
Syngenta AG (Switzerland)	33,920	9,969,002
Transocean Ltd. (United States)	45,200	1,735,228
UBS AG (a)	504,997	5,991,578
UBS AG (NY Shares) (a)	37,743	446,500
Zurich Financial Services AG	25,658	5,805,595
TOTAL SWITZERLAND		109,454,080
United Kingdom - 18.8%
Anglo American PLC:
ADR	238,400	4,326,960
(United Kingdom)	262,580	9,702,184
ARM Holdings PLC	219,900	2,029,977
Aviva PLC	431,600	2,007,710
Barclays PLC	2,049,776	5,614,237
Barclays PLC sponsored ADR (d)	365,700	4,019,043
BG Group PLC	896,438	19,165,046
BHP Billiton PLC	545,809	15,958,640
BP PLC	1,601,793	11,411,137
BP PLC sponsored ADR	96,295	4,115,648
British Sky Broadcasting Group PLC	360,800	4,104,758
Centrica PLC	854,600	3,839,942
Diageo PLC	840,380	18,364,157
Hays PLC	1,754,300	1,746,527
HSBC Holdings PLC:
(United Kingdom)	767,422	5,859,102
sponsored ADR	470,070	17,909,667
Imperial Tobacco Group PLC	633,283	23,950,258
Johnson Matthey PLC	109,170	3,113,074
Legal & General Group PLC	1,128,633	1,802,019
Lloyds Banking Group PLC (a)	7,692,544	3,090,246
Prudential PLC	239,221	2,367,122
Reckitt Benckiser Group PLC	309,300	15,276,379
Rio Tinto PLC	176,515	8,622,982
Rio Tinto PLC sponsored ADR (d)	103,200	5,048,544
Rolls-Royce Group PLC	266,000	3,084,074
Rolls-Royce Group PLC Class C	18,354,000	28,507
Royal Bank of Scotland Group PLC (a)	2,554,800	805,371
Royal Dutch Shell PLC:
Class A (United Kingdom)	69,625	2,554,738
Class B	286,299	10,891,259
Standard Chartered PLC (United Kingdom)	266,071	5,822,667
Sthree PLC	229,400	805,221
Tesco PLC	342,800	2,148,048
Vodafone Group PLC	6,973,198	19,443,895
Vodafone Group PLC sponsored ADR	80,900	2,267,627
William Hill PLC	3,484,500	10,975,437
Xstrata PLC	654,100	9,935,653
TOTAL UNITED KINGDOM		262,207,856
Common Stocks - continued
	Shares	Value
United States of America - 2.3%
Apple, Inc. (a)	29,500	$ 11,947,500
Deckers Outdoor Corp. (a)	71,200	5,380,584
Google, Inc. Class A (a)	16,400	10,592,760
Republic Services, Inc.	145,100	3,997,505
TOTAL UNITED STATES OF AMERICA		31,918,349
TOTAL COMMON STOCKS (Cost $1,393,187,508)		1,341,252,346
Nonconvertible Preferred Stocks - 1.9%

Germany - 1.9%
Volkswagen AG (Cost $20,368,223)	174,547	26,151,819
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.11% (b)	22,233,749	22,233,749
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	18,377,298	18,377,298
TOTAL MONEY MARKET FUNDS (Cost $40,611,047)		40,611,047
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,454,166,778)		1,408,015,212
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(16,913,497)
NET ASSETS - 100%		$ 1,391,101,715
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $171,600 or 0.0% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,324
Fidelity Securities Lending Cash Central Fund	1,584,262
Total	$ 1,602,586
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 262,207,856	$ 153,187,283	$ 109,020,573	$ -
Japan	231,800,759	181,195,777	50,604,982	-
France	171,625,139	143,630,592	27,994,547	-
Germany	149,365,725	133,941,453	15,424,272	-
Switzerland	109,454,080	91,827,201	17,626,879	-
Ireland	58,546,601	29,654,399	28,892,202	-
Cayman Islands	55,413,796	55,413,796	-	-
Denmark	41,510,279	35,544,345	5,965,934	-
Italy	36,875,643	34,098,126	2,777,517	-
Other	250,604,287	193,665,960	56,938,327	-
Money Market Funds	40,611,047	40,611,047	-	-
Total Investments in Securities:	$ 1,408,015,212	$ 1,092,769,979	$ 315,245,233	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $17,928,781) - See accompanying schedule: Unaffiliated issuers (cost $1,413,555,731)	$ 1,367,404,165
Fidelity Central Funds (cost $40,611,047)	40,611,047
Total Investments (cost $1,454,166,778)		$ 1,408,015,212
Receivable for investments sold		4,428,669
Receivable for fund shares sold		1,968,455
Dividends receivable		1,999,929
Distributions receivable from Fidelity Central Funds		39,580
Prepaid expenses		4,668
Other receivables		326,796
Total assets		1,416,783,309

Liabilities
Payable to custodian bank	$ 3,295
Payable for investments purchased Regular delivery	4,222,344
Delayed delivery	170,036
Payable for fund shares redeemed	1,103,625
Accrued management fee	823,109
Distribution and service plan fees payable	96,349
Other affiliated payables	140,264
Other payables and accrued expenses	745,274
Collateral on securities loaned, at value	18,377,298
Total liabilities		25,681,594

Net Assets		$ 1,391,101,715
Net Assets consist of:
Paid in capital		$ 1,841,002,600
Distributions in excess of net investment income		(669,649)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(402,994,482)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,236,754)
Net Assets		$ 1,391,101,715

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($598,862,036 ÷ 43,933,666 shares)	$ 13.63

Service Class: Net Asset Value, offering price and redemption price per share ($108,920,538 ÷ 8,021,901 shares)	$ 13.58

Service Class 2: Net Asset Value, offering price and redemption price per share ($342,205,997 ÷ 25,316,793 shares)	$ 13.52

Initial Class R: Net Asset Value, offering price and redemption price per share ($85,921,545 ÷ 6,318,711 shares)	$ 13.60

Service Class R: Net Asset Value, offering price and redemption price per share ($43,413,792 ÷ 3,202,759 shares)	$ 13.56

Service Class 2R: Net Asset Value, offering price and redemption price per share ($58,967,668 ÷ 4,402,107 shares)	$ 13.40

Investor Class R: Net Asset Value, offering price and redemption price per share ($152,810,139 ÷ 11,239,540 shares)	$ 13.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 42,829,848
Interest		13
Income from Fidelity Central Funds		1,602,586
Income before foreign taxes withheld		44,432,447
Less foreign taxes withheld		(3,761,550)
Total income		40,670,897

Expenses
Management fee	$ 11,921,743
Transfer agent fees	1,408,844
Distribution and service plan fees	1,410,488
Accounting and security lending fees	763,765
Custodian fees and expenses	205,884
Independent trustees' compensation	9,831
Depreciation in deferred trustee compensation account	(39)
Audit	78,226
Legal	7,517
Miscellaneous	18,928
Total expenses before reductions	15,825,187
Expense reductions	(339,321)	15,485,866
Net investment income (loss)		25,185,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,908,168
Foreign currency transactions	(552,399)
Total net realized gain (loss)		78,355,769
Change in net unrealized appreciation (depreciation) on: Investment securities	(394,862,307)
Assets and liabilities in foreign currencies	(128,914)
Total change in net unrealized appreciation (depreciation)		(394,991,221)
Net gain (loss)		(316,635,452)
Net increase (decrease) in net assets resulting from operations		$ (291,450,421)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,185,031	$ 22,420,360
Net realized gain (loss)	78,355,769	69,919,431
Change in net unrealized appreciation (depreciation)	(394,991,221)	119,052,072
Net increase (decrease) in net assets resulting from operations	(291,450,421)	211,391,863
Distributions to shareholders from net investment income	(21,660,010)	(22,348,246)
Distributions to shareholders from net realized gain	(3,263,788)	(3,258,162)
Total distributions	(24,923,798)	(25,606,408)
Share transactions - net increase (decrease)	(126,132,361)	(147,181,149)
Redemption fees	31,905	21,072
Total increase (decrease) in net assets	(442,474,675)	38,625,378

Net Assets
Beginning of period	1,833,576,390	1,794,951,012
End of period (including distributions in excess of net investment income of $669,649 and undistributed net investment income of $26,675, respectively)	$ 1,391,101,715	$ 1,833,576,390

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 15.05	$ 12.17	$ 25.33	$ 23.96
Income from Investment Operations
Net investment income (loss) C	.26	.21	.28	.46	.45
Net realized and unrealized gain (loss)	(3.14)	1.76	2.93	(10.67)	3.42
Total from investment operations	(2.88)	1.97	3.21	(10.21)	3.87
Distributions from net investment income	(.23)	(.22)	(.29)	(.49)	(.84)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.26)	(.25)	(.33)	(2.95)	(2.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.63	$ 16.77	$ 15.05	$ 12.17	$ 25.33
Total Return A, B	(17.16)%	13.11%	26.53%	(43.83)%	17.41%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.86%	.88%	.87%	.85%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.87%	.85%
Expenses net of all reductions	.83%	.83%	.84%	.84%	.82%
Net investment income (loss)	1.59%	1.41%	2.17%	2.45%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,862	$ 779,501	$ 758,018	$ 703,357	$ 1,702,235
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.70	$ 14.99	$ 12.12	$ 25.23	$ 23.86
Income from Investment Operations
Net investment income (loss) C	.24	.19	.26	.44	.43
Net realized and unrealized gain (loss)	(3.12)	1.75	2.93	(10.61)	3.39
Total from investment operations	(2.88)	1.94	3.19	(10.17)	3.82
Distributions from net investment income	(.21)	(.20)	(.28)	(.48)	(.79)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.24)	(.23)	(.32)	(2.94)	(2.45)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.58	$ 16.70	$ 14.99	$ 12.12	$ 25.23
Total Return A, B	(17.23)%	12.99%	26.44%	(43.89)%	17.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.96%	.98%	.97%	.95%
Expenses net of fee waivers, if any	.95%	.95%	.98%	.97%	.95%
Expenses net of all reductions	.93%	.93%	.94%	.94%	.92%
Net investment income (loss)	1.49%	1.31%	2.07%	2.35%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 108,921	$ 162,394	$ 171,252	$ 165,608	$ 366,777
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 14.92	$ 12.07	$ 25.12	$ 23.75
Income from Investment Operations
Net investment income (loss) C	.21	.17	.24	.40	.39
Net realized and unrealized gain (loss)	(3.09)	1.74	2.91	(10.54)	3.37
Total from investment operations	(2.88)	1.91	3.15	(10.14)	3.76
Distributions from net investment income	(.19)	(.18)	(.26)	(.45)	(.73)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.22)	(.21)	(.30)	(2.91)	(2.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.52	$ 16.62	$ 14.92	$ 12.07	$ 25.12
Total Return A, B	(17.34)%	12.83%	26.22%	(43.96)%	17.05%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.11%	1.12%	1.12%	1.10%
Expenses net of fee waivers, if any	1.10%	1.10%	1.12%	1.12%	1.10%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.09%	1.07%
Net investment income (loss)	1.34%	1.16%	1.93%	2.21%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,206	$ 461,033	$ 457,971	$ 414,492	$ 821,943
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 15.02	$ 12.14	$ 25.28	$ 23.92
Income from Investment Operations
Net investment income (loss) C	.26	.21	.28	.46	.45
Net realized and unrealized gain (loss)	(3.13)	1.75	2.93	(10.65)	3.41
Total from investment operations	(2.87)	1.96	3.21	(10.19)	3.86
Distributions from net investment income	(.23)	(.22)	(.29)	(.49)	(.84)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.26)	(.25)	(.33)	(2.95)	(2.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.60	$ 16.73	$ 15.02	$ 12.14	$ 25.28
Total Return A, B	(17.14)%	13.07%	26.60%	(43.84)%	17.40%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.86%	.88%	.87%	.85%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.87%	.85%
Expenses net of all reductions	.83%	.83%	.84%	.84%	.82%
Net investment income (loss)	1.59%	1.41%	2.17%	2.46%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,922	$ 122,655	$ 128,689	$ 118,749	$ 275,678
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 14.97	$ 12.10	$ 25.19	$ 23.83
Income from Investment Operations
Net investment income (loss) C	.24	.19	.27	.43	.43
Net realized and unrealized gain (loss)	(3.12)	1.75	2.92	(10.58)	3.38
Total from investment operations	(2.88)	1.94	3.19	(10.15)	3.81
Distributions from net investment income	(.21)	(.20)	(.28)	(.48)	(.79)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.24)	(.23)	(.32)	(2.94)	(2.45)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 16.68	$ 14.97	$ 12.10	$ 25.19
Total Return A, B	(17.24)%	13.01%	26.49%	(43.88)%	17.23%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.96%	.97%	.96%	.94%
Expenses net of fee waivers, if any	.94%	.95%	.97%	.96%	.94%
Expenses net of all reductions	.93%	.93%	.94%	.94%	.92%
Net investment income (loss)	1.49%	1.31%	2.08%	2.36%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,414	$ 60,617	$ 66,014	$ 61,825	$ 135,038
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.48	$ 14.80	$ 11.98	$ 24.95	$ 23.61
Income from Investment Operations
Net investment income (loss) C	.21	.17	.25	.40	.39
Net realized and unrealized gain (loss)	(3.07)	1.73	2.87	(10.46)	3.35
Total from investment operations	(2.86)	1.90	3.12	(10.06)	3.74
Distributions from net investment income	(.19)	(.19)	(.26)	(.45)	(.74)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.22)	(.22)	(.30)	(2.91)	(2.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.40	$ 16.48	$ 14.80	$ 11.98	$ 24.95
Total Return A, B	(17.33)%	12.82%	26.20%	(43.94)%	17.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.11%	1.12%	1.11%	1.09%
Expenses net of fee waivers, if any	1.09%	1.10%	1.12%	1.11%	1.09%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.09%	1.07%
Net investment income (loss)	1.34%	1.16%	1.93%	2.21%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,968	$ 69,393	$ 64,200	$ 46,323	$ 95,871
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 15.01	$ 12.14	$ 25.27	$ 23.91
Income from Investment Operations
Net investment income (loss) C	.24	.20	.27	.43	.42
Net realized and unrealized gain (loss)	(3.12)	1.76	2.92	(10.62)	3.41
Total from investment operations	(2.88)	1.96	3.19	(10.19)	3.83
Distributions from net investment income	(.22)	(.21)	(.28)	(.48)	(.81)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.25)	(.24)	(.32)	(2.94)	(2.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.60	$ 16.73	$ 15.01	$ 12.14	$ 25.27
Total Return A, B	(17.22)%	13.07%	26.42%	(43.89)%	17.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.95%	.97%	.96%	.96%
Expenses net of fee waivers, if any	.93%	.94%	.97%	.96%	.96%
Expenses net of all reductions	.91%	.92%	.94%	.93%	.94%
Net investment income (loss)	1.51%	1.32%	2.08%	2.36%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,810	$ 177,984	$ 148,806	$ 124,111	$ 229,829
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 189,154,781
Gross unrealized depreciation	(253,231,411)
Net unrealized appreciation (depreciation) on securities and other investments	$ (64,076,630)

Tax Cost	$ 1,472,091,842

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (385,069,416)
Net unrealized appreciation (depreciation)	$ (64,161,818)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (104,621,946)
2017	(280,447,470)
Total capital loss carryforward	$ (385,069,416)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 24,923,798	$ 25,606,408

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $754,579,186 and $883,630,029, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 139,600
Service Class 2	1,053,944
Service Class R	54,840
Service Class 2 R	162,104
$ 1,410,488

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 542,226
Service Class	104,254
Service Class 2	310,580
Initial Class R	80,956
Service Class R	39,369
Service Class 2R	46,537
Investor Class R	284,922
$ 1,408,844

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,570 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,445 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,584,262. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 11,665
Service Class	2,270
Service Class 2	6,859
Initial Class R	1,770
Service Class R	892
Service Class 2R	1,055
Investor Class R	2,910
$ 27,421

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $311,900 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 9,935,133	$ 10,110,257
Service Class	1,687,320	1,970,639
Service Class 2	4,694,383	4,977,207
Initial Class R	1,431,302	1,595,066
Service Class R	672,673	737,292
Service Class 2R	834,608	764,839
Investor Class R	2,404,591	2,192,946
Total	$ 21,660,010	$ 22,348,246
From net realized gain
Initial Class	$ 1,379,086	$ 1,378,672
Service Class	286,878	289,800
Service Class 2	827,775	824,951
Initial Class R	215,214	217,509
Service Class R	108,589	108,425
Service Class 2R	125,027	124,028
Investor Class R	321,219	314,777
Total	$ 3,263,788	$ 3,258,162

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	5,097,862	6,240,893	$ 81,025,708	$ 91,816,123
Reinvestment of distributions	832,902	695,035	11,314,219	11,488,929
Shares redeemed	(8,473,195)	(10,822,191)	(137,488,847)	(162,039,161)
Net increase (decrease)	(2,542,431)	(3,886,263)	$ (45,148,920)	$ (58,734,109)
Service Class
Shares sold	534,926	784,984	$ 8,440,397	$ 11,710,566
Reinvestment of distributions	145,051	137,329	1,974,198	2,260,439
Shares redeemed	(2,381,130)	(2,623,870)	(38,838,120)	(38,868,573)
Net increase (decrease)	(1,701,153)	(1,701,557)	$ (28,423,525)	$ (24,897,568)
Service Class 2
Shares sold	3,042,278	2,715,745	$ 47,105,875	$ 39,743,530
Reinvestment of distributions	407,165	354,006	5,522,158	5,802,158
Shares redeemed	(5,867,222)	(6,027,184)	(93,897,989)	(88,461,595)
Net increase (decrease)	(2,417,779)	(2,957,433)	$ (41,269,956)	$ (42,915,907)
Initial Class R
Shares sold	381,782	408,250	$ 6,067,099	$ 6,248,778
Reinvestment of distributions	121,223	109,920	1,646,516	1,812,575
Shares redeemed	(1,514,903)	(1,757,857)	(24,431,217)	(26,056,661)
Net increase (decrease)	(1,011,898)	(1,239,687)	$ (16,717,602)	$ (17,995,308)
Service Class R
Shares sold	254,650	220,630	$ 4,119,851	$ 3,280,664
Reinvestment of distributions	57,620	51,443	781,262	845,717
Shares redeemed	(744,662)	(1,047,945)	(11,887,713)	(15,463,802)
Net increase (decrease)	(432,392)	(775,872)	$ (6,986,600)	$ (11,337,421)
Service Class 2R
Shares sold	782,450	861,942	$ 11,400,821	$ 12,744,208
Reinvestment of distributions	71,749	54,700	959,635	888,867
Shares redeemed	(662,036)	(1,044,322)	(10,765,925)	(15,533,067)
Net increase (decrease)	192,163	(127,680)	$ 1,594,531	$ (1,899,992)
Investor Class R
Shares sold	2,014,152	2,450,123	$ 33,125,698	$ 36,039,937
Reinvestment of distributions	201,469	152,075	2,725,810	2,507,723
Shares redeemed	(1,616,453)	(1,872,670)	(25,031,797)	(27,948,504)
Net increase (decrease)	599,168	729,528	$ 10,819,711	$ 10,599,156

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	02/04/11	$0.030	$0.000
Initial Class R	12/16/11	$0.245	$0.015
Service Class R	02/04/11	$0.030	$0.000
Service Class R	12/16/11	$0.228	$0.015
Service Class 2R	02/04/11	$0.030	$0.000
Service Class 2R	12/16/11	$0.209	$0.015
Investor Class R	02/04/11	$0.030	$0.000
Investor Class R	12/16/11	$0.232	$0.015

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2010 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investment (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0212
1.781996.109

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class	-17.16%	-4.80%	3.62%
VIP Overseas Portfolio - Service Class	-17.23%	-4.90%	3.52%
VIP Overseas Portfolio - Service Class 2	-17.34%	-5.04%	3.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes significantly trailed the MSCI® EAFE® (Europe, Australasia, Far East) Index, which declined 12.04%. (For specific portfolio results, please refer to the performance section of this report.). Security selection and an underweighting in the strong consumer staples sector hurt the most relative to the index, while my picks in the retailing segment of consumer discretionary also hampered performance. Security selection in the hard-hit financials and industrials sectors was unproductive, as was positioning in health care and energy. Conversely, stock selection in consumer durables/apparel and an underweighting in utilities were additive. In geographic terms, security selection in the U.K., emerging markets and Asia-Pacific ex Japan hurt performance, but picks in Germany and the U.S. helped. Our modest holdings in the U.S. and emerging markets were out-of-index positions. On an individual security basis, Alstom, a France-based power and transport engineering firm, and Hengdeli Holdings, a non-index retailer of high-end Swiss watches in China, hampered performance. Not owning or underweighting three strong-performing U.K.-based benchmark components also dampened results: pharmaceuticals firm GlaxoSmithKline, British American Tobacco and independent oil/gas company Royal Dutch Shell. Conversely, Ireland-based building supply company CRH was the fund's top relative contributor. The fund was fortunate to hold no shares of Tokyo Electric Power, owner of the crippled Fukushima Daiichi nuclear plant in Japan, while an out-of-index position in Hugo Boss, a German manufacturer of high-end men's apparel, also boosted results. Denmark-based pharmaceuticals firm Novo Nordisk helped as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.84%
Actual		$ 1,000.00	$ 785.30	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class	.94%
Actual		$ 1,000.00	$ 785.40	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2	1.09%
Actual		$ 1,000.00	$ 784.60	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Initial Class R	.84%
Actual		$ 1,000.00	$ 785.80	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class R	.94%
Actual		$ 1,000.00	$ 785.70	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 784.80	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Investor Class R	.93%
Actual		$ 1,000.00	$ 785.50	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2011
United Kingdom	18.8%
Japan	16.7%
France	12.3%
Germany	10.8%
Switzerland	7.9%
Ireland	4.2%
United States of America	4.0%
Cayman Islands	4.0%
Denmark	3.0%
Other	18.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2011
Japan	16.9%
United Kingdom	16.8%
Germany	13.5%
France	13.0%
Switzerland	6.1%
Cayman Islands	4.2%
Italy	3.6%
Denmark	3.0%
United States of America	3.0%
Other	19.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	99.1
Short-Term Investments and Net Other Assets	1.7	0.9
Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.3	1.9
Rakuten, Inc. (Japan, Internet & Catalog Retail)	2.2	0.6
Sanofi-aventis sponsored ADR (France, Pharmaceuticals)	2.1	1.1
CRH PLC (Ireland, Construction Materials)	2.1	0.8
Volkswagen AG (Germany, Automobiles)	1.9	2.3
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.7	0.4
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.6	2.9
Paddy Power PLC (Ireland) (Ireland, Hotels, Restaurants & Leisure)	1.5	0.0
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	1.6
Saipem SpA (Italy, Energy Equipment & Services)	1.5	1.5
	18.4
Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.4	25.7
Financials	16.0	20.1
Materials	12.2	11.0
Information Technology	9.4	9.1
Consumer Staples	9.0	4.4
Energy	8.0	6.9
Industrials	7.0	10.4
Health Care	6.6	7.1
Telecommunication Services	5.1	4.0
Utilities	1.6	0.4

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 2.4%
Aristocrat Leisure Ltd.	1,050,218	$ 2,362,812
BHP Billiton Ltd.	318,002	11,223,395
Fortescue Metals Group Ltd.	258,379	1,128,268
Macquarie Group Ltd.	105,682	2,571,121
Newcrest Mining Ltd.	304,955	9,231,122
Rio Tinto Ltd.	24,301	1,498,540
Westfield Group unit	707,707	5,652,383
TOTAL AUSTRALIA		33,667,641
Bailiwick of Jersey - 1.1%
Glencore International PLC	210,800	1,283,424
Informa PLC	1,151,821	6,463,479
WPP PLC	707,141	7,416,683
TOTAL BAILIWICK OF JERSEY		15,163,586
Belgium - 0.3%
Ageas	743,600	1,155,019
Anheuser-Busch InBev SA NV	33,577	2,049,552
Hamon & Compagnie International SA	73,974	1,402,766
TOTAL BELGIUM		4,607,337
Bermuda - 1.2%
Clear Media Ltd. (a)	2,035,000	786,058
Li & Fung Ltd.	790,000	1,462,699
Oriental Watch Holdings Ltd.	11,784,000	5,401,468
Petra Diamonds Ltd. (a)	809,300	1,445,509
Signet Jewelers Ltd.	161,500	7,099,540
TOTAL BERMUDA		16,195,274
Brazil - 0.1%
Drogasil SA	66,000	459,435
Marisa Lojas SA	58,600	537,817
TOTAL BRAZIL		997,252
British Virgin Islands - 0.5%
Gem Diamonds Ltd. (a)	703,600	2,122,210
Mail.ru Group Ltd.:
GDR (a)(e)	6,600	171,600
GDR (Reg. S) (a)	182,600	4,747,600
TOTAL BRITISH VIRGIN ISLANDS		7,041,410
Canada - 1.5%
Barrick Gold Corp.	62,900	2,850,388
Kinross Gold Corp.	193,000	2,204,036
Potash Corp. of Saskatchewan, Inc.	170,900	7,066,574
Suncor Energy, Inc.	183,800	5,302,478
Yamana Gold, Inc.	196,700	2,901,055
TOTAL CANADA		20,324,531
Cayman Islands - 4.0%
Baidu.com, Inc. sponsored ADR (a)	82,100	9,562,187
Biostime International Holdings Ltd.	1,325,000	2,337,252
E-Commerce China Dangdang, Inc. ADR (d)	59,800	263,120

	Shares	Value
Hengdeli Holdings Ltd.	47,490,000	$ 15,531,198
Home Inns & Hotels Management, Inc. sponsored ADR (a)	70,900	1,829,220
Natural Beauty Bio-Technology Ltd.	8,580,000	1,480,339
Noah Holdings Ltd. sponsored ADR (a)	111,200	683,880
Perfect World Co. Ltd. sponsored ADR Class B (a)	483,500	5,062,245
Renren, Inc. ADR (d)	25,900	91,945
Shenguan Holdings Group Ltd.	5,328,000	3,087,065
Silver Base Group Holdings Ltd.	999,000	810,355
SINA Corp. (a)(d)	18,800	977,600
Tencent Holdings Ltd.	681,500	13,697,390
TOTAL CAYMAN ISLANDS		55,413,796
Denmark - 3.0%
Carlsberg A/S Series B	107,200	7,560,207
Danske Bank A/S (a)	96,100	1,220,766
Novo Nordisk A/S:
Series B	51,925	5,965,934
Series B sponsored ADR	232,200	26,763,372
TOTAL DENMARK		41,510,279
France - 12.3%
Accor SA	221,000	5,602,532
Alstom SA	453,087	13,741,128
Atos Origin SA	72,705	3,191,248
AXA SA	116,320	1,512,421
AXA SA sponsored ADR	158,600	2,039,596
BNP Paribas SA	144,199	5,664,864
Club Mediterranee SA (a)	85,000	1,447,916
Compagnie Generale de Geophysique SA (a)	184,500	4,283,108
Credit Agricole SA	142,547	804,476
Danone	283,312	17,811,544
Gameloft (a)	537,900	3,369,888
GDF Suez	185,600	5,073,882
Iliad SA	28,200	3,480,473
Ingenico SA	104,788	3,784,289
Ipsos SA	149,292	4,241,696
Lafarge SA (Bearer)	85,200	2,995,283
Laurent-Perrier Group	4,267	400,377
LVMH Moet Hennessy - Louis Vuitton	159,541	22,592,180
Pernod Ricard SA	128,800	11,947,064
PPR SA	14,700	2,105,413
Safran SA	118,400	3,556,328
Sanofi-aventis	109,893	8,033,856
Sanofi-aventis sponsored ADR	583,000	21,302,820
Societe Generale Series A	98,343	2,190,114
Total SA	307,200	15,677,583
Total SA sponsored ADR (d)	31,400	1,604,854
Vivendi	144,750	3,170,206
TOTAL FRANCE		171,625,139
Germany - 8.9%
adidas AG	250,100	16,270,642
Common Stocks - continued
	Shares	Value
Germany - continued
Allianz AG	77,600	$ 7,423,923
Bayer AG	131,478	8,407,145
Bayerische Motoren Werke AG (BMW)	52,375	3,509,028
Commerzbank AG (a)(d)	475,100	801,305
Deutsche Bank AG	142,446	5,399,457
Deutsche Boerse AG	180,720	9,476,260
Deutsche Post AG	273,501	4,205,754
E.ON AG	269,387	5,812,738
HeidelbergCement Finance AG	154,500	6,557,502
Hugo Boss AG	66,900	4,779,198
K&S AG	37,600	1,699,537
Kabel Deutschland Holding AG (a)	123,000	6,243,467
Linde AG	69,387	10,324,181
Munich Re Group	23,549	2,889,067
Puma AG	52,883	15,401,645
SAP AG	189,513	10,024,815
SAP AG sponsored ADR	61,700	3,267,015
Tom Tailor Holding AG (a)	45,300	721,227
TOTAL GERMANY		123,213,906
Hong Kong - 1.8%
AIA Group Ltd.	1,274,400	3,979,116
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	221,600	4,682,408
Henderson Land Development Co. Ltd.	814,919	4,050,147
Hutchison Whampoa Ltd.	278,000	2,328,419
Sun Hung Kai Properties Ltd.	233,000	2,920,525
Television Broadcasts Ltd.	1,125,000	6,822,483
TOTAL HONG KONG		24,783,098
Ireland - 4.2%
CRH PLC	1,459,256	28,892,202
Kingspan Group PLC (United Kingdom)	1,050,400	8,692,164
Paddy Power PLC (Ireland)	363,800	20,962,235
TOTAL IRELAND		58,546,601
Israel - 0.3%
Israel Chemicals Ltd.	116,100	1,203,330
Teva Pharmaceutical Industries Ltd. sponsored ADR	59,700	2,409,492
TOTAL ISRAEL		3,612,822
Italy - 2.6%
Assicurazioni Generali SpA	158,500	2,386,039
ENI SpA	134,700	2,777,517
ENI SpA sponsored ADR (d)	67,900	2,802,233
Intesa Sanpaolo SpA	957,901	1,604,440
Prada SpA	465,900	2,108,566
Saipem SpA	482,705	20,525,119
Sorin SpA (a)	2,134,172	3,273,530
UniCredit SpA	168,254	1,398,199
TOTAL ITALY		36,875,643

	Shares	Value
Japan - 16.7%
Aozora Bank Ltd.	1,662,000	$ 4,577,977
Calbee, Inc.	48,500	2,372,539
Canon, Inc.	139,500	6,139,422
Canon, Inc. sponsored ADR (d)	53,200	2,342,928
CyberAgent, Inc.	708	2,300,667
Dai-ichi Mutual Life Insurance Co.	1,893	1,861,887
DeNA Co. Ltd.	80,300	2,409,052
Denso Corp.	87,400	2,414,245
eAccess Ltd. (d)	3,575	848,636
East Japan Railway Co.	43,300	2,756,708
Fanuc Corp.	29,000	4,438,641
Fuji Media Holdings, Inc.	1,691	2,564,019
GREE, Inc.	100,900	3,476,734
Honda Motor Co. Ltd.	254,400	7,749,757
Japan Retail Fund Investment Corp.	2,795	4,139,934
Japan Tobacco, Inc.	1,617	7,605,457
JFE Holdings, Inc.	123,900	2,244,093
Kakaku.com, Inc.	104,400	3,827,932
KDDI Corp.	2,539	16,329,566
Keyence Corp.	30,200	7,282,687
Mitsubishi Corp.	496,100	10,023,199
Mitsubishi Estate Co. Ltd.	313,000	4,676,801
Mitsubishi UFJ Financial Group, Inc.	2,944,500	12,466,297
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	489,200	2,049,748
Mitsui & Co. Ltd.	611,300	9,507,258
MS&AD Insurance Group Holdings, Inc.	141,900	2,629,109
NKSJ Holdings, Inc.	95,000	1,863,834
Nomura Holdings, Inc.	539,200	1,623,495
ORIX Corp.	83,930	6,935,553
Rakuten, Inc.	28,483	30,642,393
SOFTBANK CORP.	444,600	13,095,670
Start Today Co. Ltd. (d)	330,300	7,729,102
Sumitomo Mitsui Financial Group, Inc.	324,200	8,991,552
Tokio Marine Holdings, Inc.	158,300	3,506,808
Tokyo Electron Ltd.	35,700	1,815,962
Toshiba Corp.	1,394,000	5,705,321
Toyota Motor Corp.	412,300	13,634,459
Toyota Motor Corp. sponsored ADR	47,600	3,147,788
Yahoo! Japan Corp.	12,647	4,073,529
TOTAL JAPAN		231,800,759
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	7,985	7,270,021
Luxembourg - 0.3%
ArcelorMittal SA Class A unit	117,100	2,130,049
L'Occitane Ltd.	1,209,500	2,429,403
TOTAL LUXEMBOURG		4,559,452
Netherlands - 1.4%
AEGON NV (a)	308,300	1,232,325
ASML Holding NV	44,300	1,851,297
Gemalto NV	48,009	2,335,328
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) (a)	574,784	$ 4,111,100
Koninklijke Philips Electronics NV	304,416	6,387,905
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	173,900	3,643,205
TOTAL NETHERLANDS		19,561,160
Nigeria - 0.1%
Guinness Nigeria PLC	464,225	715,072
Nigerian Breweries PLC	2,274,042	1,322,951
TOTAL NIGERIA		2,038,023
Norway - 0.8%
Aker Solutions ASA	437,400	4,604,442
DnB NOR ASA	303,800	2,974,522
StatoilHydro ASA	14,100	361,159
StatoilHydro ASA sponsored ADR	103,300	2,645,513
TOTAL NORWAY		10,585,636
Singapore - 0.1%
United Overseas Bank Ltd.	180,973	2,130,407
South Africa - 0.1%
City Lodge Hotels Ltd. (f)	22,751	215,882
Impala Platinum Holdings Ltd.	67,100	1,391,025
TOTAL SOUTH AFRICA		1,606,907
Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA	677,594	5,837,608
Banco Santander SA:
(Spain)	1,337,498	10,105,502
(Spain) ADR sponsored ADR	147,053	1,105,839
EDP Renovaveis SA (a)	628,538	3,846,604
Iberdrola SA	555,800	3,481,310
Telefonica SA	476,670	8,213,098
Telefonica SA sponsored ADR	74,300	1,277,217
TOTAL SPAIN		33,867,178
Sweden - 0.8%
Nordea Bank AB	417,800	3,233,276
Swedbank AB (A Shares)	102,432	1,327,125
Swedish Match Co.	172,200	6,113,802
TOTAL SWEDEN		10,674,203
Switzerland - 7.9%
Adecco SA (Reg.)	397,861	16,670,213
Compagnie Financiere Richemont SA Series A	405,779	20,527,669
Credit Suisse Group	71,082	1,666,299
Credit Suisse Group sponsored ADR (d)	105,600	2,479,488
Julius Baer Group Ltd.	97,700	3,822,071
Roche Holding AG (participation certificate)	99,591	16,882,167

	Shares	Value
Sika AG (Bearer)	2,220	$ 4,183,996
Swatch Group AG (Bearer)	44,140	16,520,481
Swiss Re Ltd.	54,026	2,753,793
Syngenta AG (Switzerland)	33,920	9,969,002
Transocean Ltd. (United States)	45,200	1,735,228
UBS AG (a)	504,997	5,991,578
UBS AG (NY Shares) (a)	37,743	446,500
Zurich Financial Services AG	25,658	5,805,595
TOTAL SWITZERLAND		109,454,080
United Kingdom - 18.8%
Anglo American PLC:
ADR	238,400	4,326,960
(United Kingdom)	262,580	9,702,184
ARM Holdings PLC	219,900	2,029,977
Aviva PLC	431,600	2,007,710
Barclays PLC	2,049,776	5,614,237
Barclays PLC sponsored ADR (d)	365,700	4,019,043
BG Group PLC	896,438	19,165,046
BHP Billiton PLC	545,809	15,958,640
BP PLC	1,601,793	11,411,137
BP PLC sponsored ADR	96,295	4,115,648
British Sky Broadcasting Group PLC	360,800	4,104,758
Centrica PLC	854,600	3,839,942
Diageo PLC	840,380	18,364,157
Hays PLC	1,754,300	1,746,527
HSBC Holdings PLC:
(United Kingdom)	767,422	5,859,102
sponsored ADR	470,070	17,909,667
Imperial Tobacco Group PLC	633,283	23,950,258
Johnson Matthey PLC	109,170	3,113,074
Legal & General Group PLC	1,128,633	1,802,019
Lloyds Banking Group PLC (a)	7,692,544	3,090,246
Prudential PLC	239,221	2,367,122
Reckitt Benckiser Group PLC	309,300	15,276,379
Rio Tinto PLC	176,515	8,622,982
Rio Tinto PLC sponsored ADR (d)	103,200	5,048,544
Rolls-Royce Group PLC	266,000	3,084,074
Rolls-Royce Group PLC Class C	18,354,000	28,507
Royal Bank of Scotland Group PLC (a)	2,554,800	805,371
Royal Dutch Shell PLC:
Class A (United Kingdom)	69,625	2,554,738
Class B	286,299	10,891,259
Standard Chartered PLC (United Kingdom)	266,071	5,822,667
Sthree PLC	229,400	805,221
Tesco PLC	342,800	2,148,048
Vodafone Group PLC	6,973,198	19,443,895
Vodafone Group PLC sponsored ADR	80,900	2,267,627
William Hill PLC	3,484,500	10,975,437
Xstrata PLC	654,100	9,935,653
TOTAL UNITED KINGDOM		262,207,856
Common Stocks - continued
	Shares	Value
United States of America - 2.3%
Apple, Inc. (a)	29,500	$ 11,947,500
Deckers Outdoor Corp. (a)	71,200	5,380,584
Google, Inc. Class A (a)	16,400	10,592,760
Republic Services, Inc.	145,100	3,997,505
TOTAL UNITED STATES OF AMERICA		31,918,349
TOTAL COMMON STOCKS (Cost $1,393,187,508)		1,341,252,346
Nonconvertible Preferred Stocks - 1.9%

Germany - 1.9%
Volkswagen AG (Cost $20,368,223)	174,547	26,151,819
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.11% (b)	22,233,749	22,233,749
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	18,377,298	18,377,298
TOTAL MONEY MARKET FUNDS (Cost $40,611,047)		40,611,047
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,454,166,778)		1,408,015,212
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(16,913,497)
NET ASSETS - 100%		$ 1,391,101,715
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $171,600 or 0.0% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,324
Fidelity Securities Lending Cash Central Fund	1,584,262
Total	$ 1,602,586
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 262,207,856	$ 153,187,283	$ 109,020,573	$ -
Japan	231,800,759	181,195,777	50,604,982	-
France	171,625,139	143,630,592	27,994,547	-
Germany	149,365,725	133,941,453	15,424,272	-
Switzerland	109,454,080	91,827,201	17,626,879	-
Ireland	58,546,601	29,654,399	28,892,202	-
Cayman Islands	55,413,796	55,413,796	-	-
Denmark	41,510,279	35,544,345	5,965,934	-
Italy	36,875,643	34,098,126	2,777,517	-
Other	250,604,287	193,665,960	56,938,327	-
Money Market Funds	40,611,047	40,611,047	-	-
Total Investments in Securities:	$ 1,408,015,212	$ 1,092,769,979	$ 315,245,233	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $17,928,781) - See accompanying schedule: Unaffiliated issuers (cost $1,413,555,731)	$ 1,367,404,165
Fidelity Central Funds (cost $40,611,047)	40,611,047
Total Investments (cost $1,454,166,778)		$ 1,408,015,212
Receivable for investments sold		4,428,669
Receivable for fund shares sold		1,968,455
Dividends receivable		1,999,929
Distributions receivable from Fidelity Central Funds		39,580
Prepaid expenses		4,668
Other receivables		326,796
Total assets		1,416,783,309

Liabilities
Payable to custodian bank	$ 3,295
Payable for investments purchased Regular delivery	4,222,344
Delayed delivery	170,036
Payable for fund shares redeemed	1,103,625
Accrued management fee	823,109
Distribution and service plan fees payable	96,349
Other affiliated payables	140,264
Other payables and accrued expenses	745,274
Collateral on securities loaned, at value	18,377,298
Total liabilities		25,681,594

Net Assets		$ 1,391,101,715
Net Assets consist of:
Paid in capital		$ 1,841,002,600
Distributions in excess of net investment income		(669,649)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(402,994,482)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(46,236,754)
Net Assets		$ 1,391,101,715

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($598,862,036 ÷ 43,933,666 shares)	$ 13.63

Service Class: Net Asset Value, offering price and redemption price per share ($108,920,538 ÷ 8,021,901 shares)	$ 13.58

Service Class 2: Net Asset Value, offering price and redemption price per share ($342,205,997 ÷ 25,316,793 shares)	$ 13.52

Initial Class R: Net Asset Value, offering price and redemption price per share ($85,921,545 ÷ 6,318,711 shares)	$ 13.60

Service Class R: Net Asset Value, offering price and redemption price per share ($43,413,792 ÷ 3,202,759 shares)	$ 13.56

Service Class 2R: Net Asset Value, offering price and redemption price per share ($58,967,668 ÷ 4,402,107 shares)	$ 13.40

Investor Class R: Net Asset Value, offering price and redemption price per share ($152,810,139 ÷ 11,239,540 shares)	$ 13.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 42,829,848
Interest		13
Income from Fidelity Central Funds		1,602,586
Income before foreign taxes withheld		44,432,447
Less foreign taxes withheld		(3,761,550)
Total income		40,670,897

Expenses
Management fee	$ 11,921,743
Transfer agent fees	1,408,844
Distribution and service plan fees	1,410,488
Accounting and security lending fees	763,765
Custodian fees and expenses	205,884
Independent trustees' compensation	9,831
Depreciation in deferred trustee compensation account	(39)
Audit	78,226
Legal	7,517
Miscellaneous	18,928
Total expenses before reductions	15,825,187
Expense reductions	(339,321)	15,485,866
Net investment income (loss)		25,185,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,908,168
Foreign currency transactions	(552,399)
Total net realized gain (loss)		78,355,769
Change in net unrealized appreciation (depreciation) on: Investment securities	(394,862,307)
Assets and liabilities in foreign currencies	(128,914)
Total change in net unrealized appreciation (depreciation)		(394,991,221)
Net gain (loss)		(316,635,452)
Net increase (decrease) in net assets resulting from operations		$ (291,450,421)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,185,031	$ 22,420,360
Net realized gain (loss)	78,355,769	69,919,431
Change in net unrealized appreciation (depreciation)	(394,991,221)	119,052,072
Net increase (decrease) in net assets resulting from operations	(291,450,421)	211,391,863
Distributions to shareholders from net investment income	(21,660,010)	(22,348,246)
Distributions to shareholders from net realized gain	(3,263,788)	(3,258,162)
Total distributions	(24,923,798)	(25,606,408)
Share transactions - net increase (decrease)	(126,132,361)	(147,181,149)
Redemption fees	31,905	21,072
Total increase (decrease) in net assets	(442,474,675)	38,625,378

Net Assets
Beginning of period	1,833,576,390	1,794,951,012
End of period (including distributions in excess of net investment income of $669,649 and undistributed net investment income of $26,675, respectively)	$ 1,391,101,715	$ 1,833,576,390

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.77	$ 15.05	$ 12.17	$ 25.33	$ 23.96
Income from Investment Operations
Net investment income (loss) C	.26	.21	.28	.46	.45
Net realized and unrealized gain (loss)	(3.14)	1.76	2.93	(10.67)	3.42
Total from investment operations	(2.88)	1.97	3.21	(10.21)	3.87
Distributions from net investment income	(.23)	(.22)	(.29)	(.49)	(.84)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.26)	(.25)	(.33)	(2.95)	(2.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.63	$ 16.77	$ 15.05	$ 12.17	$ 25.33
Total Return A, B	(17.16)%	13.11%	26.53%	(43.83)%	17.41%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.86%	.88%	.87%	.85%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.87%	.85%
Expenses net of all reductions	.83%	.83%	.84%	.84%	.82%
Net investment income (loss)	1.59%	1.41%	2.17%	2.45%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,862	$ 779,501	$ 758,018	$ 703,357	$ 1,702,235
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.70	$ 14.99	$ 12.12	$ 25.23	$ 23.86
Income from Investment Operations
Net investment income (loss) C	.24	.19	.26	.44	.43
Net realized and unrealized gain (loss)	(3.12)	1.75	2.93	(10.61)	3.39
Total from investment operations	(2.88)	1.94	3.19	(10.17)	3.82
Distributions from net investment income	(.21)	(.20)	(.28)	(.48)	(.79)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.24)	(.23)	(.32)	(2.94)	(2.45)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.58	$ 16.70	$ 14.99	$ 12.12	$ 25.23
Total Return A, B	(17.23)%	12.99%	26.44%	(43.89)%	17.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.96%	.98%	.97%	.95%
Expenses net of fee waivers, if any	.95%	.95%	.98%	.97%	.95%
Expenses net of all reductions	.93%	.93%	.94%	.94%	.92%
Net investment income (loss)	1.49%	1.31%	2.07%	2.35%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 108,921	$ 162,394	$ 171,252	$ 165,608	$ 366,777
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 14.92	$ 12.07	$ 25.12	$ 23.75
Income from Investment Operations
Net investment income (loss) C	.21	.17	.24	.40	.39
Net realized and unrealized gain (loss)	(3.09)	1.74	2.91	(10.54)	3.37
Total from investment operations	(2.88)	1.91	3.15	(10.14)	3.76
Distributions from net investment income	(.19)	(.18)	(.26)	(.45)	(.73)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.22)	(.21)	(.30)	(2.91)	(2.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.52	$ 16.62	$ 14.92	$ 12.07	$ 25.12
Total Return A, B	(17.34)%	12.83%	26.22%	(43.96)%	17.05%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.11%	1.12%	1.12%	1.10%
Expenses net of fee waivers, if any	1.10%	1.10%	1.12%	1.12%	1.10%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.09%	1.07%
Net investment income (loss)	1.34%	1.16%	1.93%	2.21%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 342,206	$ 461,033	$ 457,971	$ 414,492	$ 821,943
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 15.02	$ 12.14	$ 25.28	$ 23.92
Income from Investment Operations
Net investment income (loss) C	.26	.21	.28	.46	.45
Net realized and unrealized gain (loss)	(3.13)	1.75	2.93	(10.65)	3.41
Total from investment operations	(2.87)	1.96	3.21	(10.19)	3.86
Distributions from net investment income	(.23)	(.22)	(.29)	(.49)	(.84)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.26)	(.25)	(.33)	(2.95)	(2.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.60	$ 16.73	$ 15.02	$ 12.14	$ 25.28
Total Return A, B	(17.14)%	13.07%	26.60%	(43.84)%	17.40%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.86%	.88%	.87%	.85%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.87%	.85%
Expenses net of all reductions	.83%	.83%	.84%	.84%	.82%
Net investment income (loss)	1.59%	1.41%	2.17%	2.46%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,922	$ 122,655	$ 128,689	$ 118,749	$ 275,678
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.68	$ 14.97	$ 12.10	$ 25.19	$ 23.83
Income from Investment Operations
Net investment income (loss) C	.24	.19	.27	.43	.43
Net realized and unrealized gain (loss)	(3.12)	1.75	2.92	(10.58)	3.38
Total from investment operations	(2.88)	1.94	3.19	(10.15)	3.81
Distributions from net investment income	(.21)	(.20)	(.28)	(.48)	(.79)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.24)	(.23)	(.32)	(2.94)	(2.45)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 16.68	$ 14.97	$ 12.10	$ 25.19
Total Return A, B	(17.24)%	13.01%	26.49%	(43.88)%	17.23%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.96%	.97%	.96%	.94%
Expenses net of fee waivers, if any	.94%	.95%	.97%	.96%	.94%
Expenses net of all reductions	.93%	.93%	.94%	.94%	.92%
Net investment income (loss)	1.49%	1.31%	2.08%	2.36%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,414	$ 60,617	$ 66,014	$ 61,825	$ 135,038
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.48	$ 14.80	$ 11.98	$ 24.95	$ 23.61
Income from Investment Operations
Net investment income (loss) C	.21	.17	.25	.40	.39
Net realized and unrealized gain (loss)	(3.07)	1.73	2.87	(10.46)	3.35
Total from investment operations	(2.86)	1.90	3.12	(10.06)	3.74
Distributions from net investment income	(.19)	(.19)	(.26)	(.45)	(.74)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.22)	(.22)	(.30)	(2.91)	(2.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.40	$ 16.48	$ 14.80	$ 11.98	$ 24.95
Total Return A, B	(17.33)%	12.82%	26.20%	(43.94)%	17.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.11%	1.12%	1.11%	1.09%
Expenses net of fee waivers, if any	1.09%	1.10%	1.12%	1.11%	1.09%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.09%	1.07%
Net investment income (loss)	1.34%	1.16%	1.93%	2.21%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,968	$ 69,393	$ 64,200	$ 46,323	$ 95,871
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.73	$ 15.01	$ 12.14	$ 25.27	$ 23.91
Income from Investment Operations
Net investment income (loss) C	.24	.20	.27	.43	.42
Net realized and unrealized gain (loss)	(3.12)	1.76	2.92	(10.62)	3.41
Total from investment operations	(2.88)	1.96	3.19	(10.19)	3.83
Distributions from net investment income	(.22)	(.21)	(.28)	(.48)	(.81)
Distributions from net realized gain	(.03)	(.03)	(.04)	(2.46)	(1.66)
Total distributions	(.25)	(.24)	(.32)	(2.94)	(2.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.60	$ 16.73	$ 15.01	$ 12.14	$ 25.27
Total Return A, B	(17.22)%	13.07%	26.42%	(43.89)%	17.25%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.95%	.97%	.96%	.96%
Expenses net of fee waivers, if any	.93%	.94%	.97%	.96%	.96%
Expenses net of all reductions	.91%	.92%	.94%	.93%	.94%
Net investment income (loss)	1.51%	1.32%	2.08%	2.36%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,810	$ 177,984	$ 148,806	$ 124,111	$ 229,829
Portfolio turnover rate E	45%	50%	78%	77%	62%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 189,154,781
Gross unrealized depreciation	(253,231,411)
Net unrealized appreciation (depreciation) on securities and other investments	$ (64,076,630)

Tax Cost	$ 1,472,091,842

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (385,069,416)
Net unrealized appreciation (depreciation)	$ (64,161,818)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (104,621,946)
2017	(280,447,470)
Total capital loss carryforward	$ (385,069,416)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 24,923,798	$ 25,606,408

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $754,579,186 and $883,630,029, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 139,600
Service Class 2	1,053,944
Service Class R	54,840
Service Class 2 R	162,104
$ 1,410,488

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note) For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 542,226
Service Class	104,254
Service Class 2	310,580
Initial Class R	80,956
Service Class R	39,369
Service Class 2R	46,537
Investor Class R	284,922
$ 1,408,844

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,570 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,445 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,584,262. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 11,665
Service Class	2,270
Service Class 2	6,859
Initial Class R	1,770
Service Class R	892
Service Class 2R	1,055
Investor Class R	2,910
$ 27,421

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $311,900 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 9,935,133	$ 10,110,257
Service Class	1,687,320	1,970,639
Service Class 2	4,694,383	4,977,207
Initial Class R	1,431,302	1,595,066
Service Class R	672,673	737,292
Service Class 2R	834,608	764,839
Investor Class R	2,404,591	2,192,946
Total	$ 21,660,010	$ 22,348,246
From net realized gain
Initial Class	$ 1,379,086	$ 1,378,672
Service Class	286,878	289,800
Service Class 2	827,775	824,951
Initial Class R	215,214	217,509
Service Class R	108,589	108,425
Service Class 2R	125,027	124,028
Investor Class R	321,219	314,777
Total	$ 3,263,788	$ 3,258,162

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	5,097,862	6,240,893	$ 81,025,708	$ 91,816,123
Reinvestment of distributions	832,902	695,035	11,314,219	11,488,929
Shares redeemed	(8,473,195)	(10,822,191)	(137,488,847)	(162,039,161)
Net increase (decrease)	(2,542,431)	(3,886,263)	$ (45,148,920)	$ (58,734,109)
Service Class
Shares sold	534,926	784,984	$ 8,440,397	$ 11,710,566
Reinvestment of distributions	145,051	137,329	1,974,198	2,260,439
Shares redeemed	(2,381,130)	(2,623,870)	(38,838,120)	(38,868,573)
Net increase (decrease)	(1,701,153)	(1,701,557)	$ (28,423,525)	$ (24,897,568)
Service Class 2
Shares sold	3,042,278	2,715,745	$ 47,105,875	$ 39,743,530
Reinvestment of distributions	407,165	354,006	5,522,158	5,802,158
Shares redeemed	(5,867,222)	(6,027,184)	(93,897,989)	(88,461,595)
Net increase (decrease)	(2,417,779)	(2,957,433)	$ (41,269,956)	$ (42,915,907)
Initial Class R
Shares sold	381,782	408,250	$ 6,067,099	$ 6,248,778
Reinvestment of distributions	121,223	109,920	1,646,516	1,812,575
Shares redeemed	(1,514,903)	(1,757,857)	(24,431,217)	(26,056,661)
Net increase (decrease)	(1,011,898)	(1,239,687)	$ (16,717,602)	$ (17,995,308)
Service Class R
Shares sold	254,650	220,630	$ 4,119,851	$ 3,280,664
Reinvestment of distributions	57,620	51,443	781,262	845,717
Shares redeemed	(744,662)	(1,047,945)	(11,887,713)	(15,463,802)
Net increase (decrease)	(432,392)	(775,872)	$ (6,986,600)	$ (11,337,421)
Service Class 2R
Shares sold	782,450	861,942	$ 11,400,821	$ 12,744,208
Reinvestment of distributions	71,749	54,700	959,635	888,867
Shares redeemed	(662,036)	(1,044,322)	(10,765,925)	(15,533,067)
Net increase (decrease)	192,163	(127,680)	$ 1,594,531	$ (1,899,992)
Investor Class R
Shares sold	2,014,152	2,450,123	$ 33,125,698	$ 36,039,937
Reinvestment of distributions	201,469	152,075	2,725,810	2,507,723
Shares redeemed	(1,616,453)	(1,872,670)	(25,031,797)	(27,948,504)
Net increase (decrease)	599,168	729,528	$ 10,819,711	$ 10,599,156

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02/04/11	$0.030	$0.000
Initial Class	12/16/11	$0.245	$0.015
Service Class	02/04/11	$0.030	$0.000
Service Class	12/16/11	$0.227	$0.015
Service Class 2	02/04/11	$0.030	$0.000
Service Class 2	12/16/11	$0.203	$0.015

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2010 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investment (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0212
1.540205.114

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with theirmarket values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Value Portfolio - Initial Class	-2.51%	-2.21%	3.20%
VIP Value Portfolio - Service Class	-2.55%	-2.29%	3.11%
VIP Value Portfolio - Service Class 2	-2.68%	-2.44%	2.94%
VIP Value Portfolio - Investor Class A	-2.59%	-2.29%	3.13%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Scott Offen, Portfolio Manager of VIP Value Portfolio during the period covered by this report: For the year, the fund's share classes underperformed the -0.10% return of the Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) A sizable underweighting in the strong utilities sector detracted, as did security selection in information technology and industrials. Stock picking in financials also hurt, but the negative impact there was somewhat offset by an underweighting in the hard-hit diversified financials group. Top individual detractors included financial services giant Citigroup, networking gear maker Cisco Systems - which was added to the index in July as part of the annual Russell reconstitution - wireless telecommunication services provider Sprint Nextel, not owning semiconductor manufacturer and index component Intel, and untimely ownership of health-benefit-plan provider UnitedHealth Group. On the plus side, a lighter-than-index stake in financials helped, led by an underweighting in Bank of America. We also benefited from stock selection in the defensive consumer staples sector. Strong picks in the consumer durables/apparel segment of consumer discretionary helped offset weaker choices in the retailing and media groups. Other contributors included an out-of-benchmark stake in pharmaceutical company Pharmasset - whose share price soared in November after an announcement it would be acquired by Gilead Sciences - and investments in tobacco company Philip Morris International and oil refiner Holly, which merged with Frontier Oil in July. Many of the stocks I've mentioned were not held at period end.

Note to shareholders: Matthew Friedman will become Portfolio Manager on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.73%
Actual		$ 1,000.00	$ 925.30	$ 3.54
Hypothetical A		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class	.82%
Actual		$ 1,000.00	$ 925.70	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2.98%
Actual		$ 1,000.00	$ 924.90	$ 4.75
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class	.81%
Actual		$ 1,000.00	$ 925.20	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.0	2.7
General Electric Co.	3.0	1.8
Procter & Gamble Co.	2.9	1.8
JPMorgan Chase & Co.	2.8	2.7
AT&T, Inc.	2.7	2.6
Wells Fargo & Co.	2.7	1.9
Exxon Mobil Corp.	2.6	1.5
Royal Dutch Shell PLC Class A sponsored ADR	2.2	1.0
U.S. Bancorp	2.0	1.7
Merck & Co., Inc.	2.0	1.0
	25.9
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	21.7
Energy	14.3	14.9
Health Care	12.2	12.6
Consumer Discretionary	10.0	9.7
Information Technology	9.6	8.8
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks 99.3%		Stocks 98.0%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	9.9%	** Foreign investments	10.5%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.3%
Modine Manufacturing Co. (a)	23,065	$ 218,195
Tenneco, Inc. (a)	8,500	253,130
		471,325
Hotels, Restaurants & Leisure - 1.6%
Arcos Dorados Holdings, Inc.	4,200	86,226
McDonald's Corp.	4,000	401,320
Red Robin Gourmet Burgers, Inc. (a)	11	305
Starbucks Corp.	16,221	746,328
Starwood Hotels & Resorts Worldwide, Inc.	6,300	302,211
Wyndham Worldwide Corp.	20,096	760,232
		2,296,622
Household Durables - 1.7%
D.R. Horton, Inc.	95,828	1,208,391
Lennar Corp. Class A	63,200	1,241,880
Toll Brothers, Inc. (a)	100	2,042
		2,452,313
Media - 3.7%
Comcast Corp. Class A	64,200	1,522,182
The Walt Disney Co.	51,134	1,917,525
Time Warner Cable, Inc.	16,400	1,042,548
Time Warner, Inc.	23,100	834,834
		5,317,089
Specialty Retail - 1.4%
Advance Auto Parts, Inc.	9,700	675,411
Lowe's Companies, Inc.	29,300	743,634
TJX Companies, Inc.	8,500	548,675
		1,967,720
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	11,800	831,782
VF Corp.	8,800	1,117,512
		1,949,294
TOTAL CONSUMER DISCRETIONARY		14,454,363
CONSUMER STAPLES - 9.0%
Beverages - 0.5%
Anheuser-Busch InBev SA NV	5,631	343,718
Dr Pepper Snapple Group, Inc.	10,937	431,793
		775,511
Food & Staples Retailing - 0.9%
CVS Caremark Corp.	29,700	1,211,166
Walgreen Co.	4,900	161,994
		1,373,160
Food Products - 0.8%
Kraft Foods, Inc. Class A	29,100	1,087,176

	Shares	Value
Household Products - 3.7%
Colgate-Palmolive Co.	12,890	$ 1,190,907
Procter & Gamble Co.	61,900	4,129,349
		5,320,256
Tobacco - 3.1%
British American Tobacco PLC sponsored ADR	6,700	635,696
Imperial Tobacco Group PLC	31,311	1,184,157
Lorillard, Inc.	5,900	672,600
Philip Morris International, Inc.	24,745	1,941,988
		4,434,441
TOTAL CONSUMER STAPLES		12,990,544
ENERGY - 14.3%
Energy Equipment & Services - 2.7%
Ensco International Ltd. ADR	16,200	760,104
National Oilwell Varco, Inc.	26,400	1,794,936
Noble Corp.	13,800	417,036
Oceaneering International, Inc.	20,500	945,665
		3,917,741
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	11,900	1,077,902
Atlas Pipeline Partners, LP	6,600	245,190
Cabot Oil & Gas Corp.	8,000	607,200
Chevron Corp.	41,322	4,396,658
Exxon Mobil Corp.	43,700	3,704,012
Hess Corp.	11,300	641,840
Occidental Petroleum Corp.	17,398	1,630,193
Royal Dutch Shell PLC Class A sponsored ADR	43,013	3,143,820
Talisman Energy, Inc.	40,800	520,016
Valero Energy Corp.	34,200	719,910
		16,686,741
TOTAL ENERGY		20,604,482
FINANCIALS - 23.1%
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	8,308	751,292
Morgan Stanley	74,360	1,125,067
		1,876,359
Commercial Banks - 6.7%
BB&T Corp.	21,400	538,638
CIT Group, Inc. (a)	12,770	445,290
Comerica, Inc.	12,400	319,920
First Horizon National Corp.	22,100	176,800
Huntington Bancshares, Inc.	77,022	422,851
KeyCorp	67,555	519,498
SunTrust Banks, Inc.	27,400	484,980
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	108,934	$ 2,946,665
Wells Fargo & Co.	140,126	3,861,873
		9,716,515
Consumer Finance - 1.1%
Capital One Financial Corp.	24,000	1,014,960
Discover Financial Services	23,839	572,136
		1,587,096
Diversified Financial Services - 4.7%
Citigroup, Inc.	104,847	2,758,525
JPMorgan Chase & Co.	119,619	3,977,332
		6,735,857
Insurance - 5.8%
ACE Ltd.	7,200	504,864
AFLAC, Inc.	18,240	789,062
Berkshire Hathaway, Inc. Class B (a)	13,100	999,530
Hartford Financial Services Group, Inc.	37,773	613,811
Lincoln National Corp.	38,868	754,817
MetLife, Inc.	31,200	972,816
Prudential Financial, Inc.	24,900	1,247,988
The Chubb Corp.	6,200	429,164
Unum Group	10,720	225,870
Validus Holdings Ltd.	25,257	795,596
XL Group PLC Class A	49,800	984,546
		8,318,064
Real Estate Investment Trusts - 2.8%
CBL & Associates Properties, Inc.	66,500	1,044,050
DiamondRock Hospitality Co.	31,554	304,181
Lexington Corporate Properties Trust	44,700	334,803
Prologis, Inc.	7,587	216,912
Public Storage	5,600	752,976
Rayonier, Inc.	8,400	374,892
Segro PLC	791	2,562
Simon Property Group, Inc.	1,900	244,986
The Macerich Co.	7,963	402,928
Ventas, Inc.	6,700	369,371
		4,047,661
Real Estate Management & Development - 0.7%
CBRE Group, Inc. (a)	59,994	913,109
Forest City Enterprises, Inc. Class A (a)	11,600	137,112
		1,050,221
TOTAL FINANCIALS		33,331,773
HEALTH CARE - 12.2%
Biotechnology - 2.3%
Amgen, Inc.	27,300	1,752,933
Anthera Pharmaceuticals, Inc. (a)	30,300	186,042
Ardea Biosciences, Inc. (a)	15,600	262,236

	Shares	Value
ARIAD Pharmaceuticals, Inc. (a)	36,500	$ 447,125
ArQule, Inc. (a)	25,400	143,256
BioMarin Pharmaceutical, Inc. (a)	10,800	371,304
Human Genome Sciences, Inc. (a)	8,900	65,771
Theravance, Inc. (a)	6,900	152,490
		3,381,157
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	74,100	395,694
Covidien PLC	15,400	693,154
Zimmer Holdings, Inc. (a)	5,557	296,855
		1,385,703
Health Care Providers & Services - 2.2%
Emeritus Corp. (a)	464	8,125
Express Scripts, Inc. (a)	12,200	545,218
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	3,400	231,132
Humana, Inc.	3,900	341,679
McKesson Corp.	5,439	423,752
Sunrise Senior Living, Inc. (a)	37,800	244,944
UnitedHealth Group, Inc.	27,800	1,408,904
		3,203,754
Pharmaceuticals - 6.7%
Eli Lilly & Co.	23,200	964,192
Johnson & Johnson	29,092	1,907,853
Merck & Co., Inc.	75,970	2,864,069
Pfizer, Inc.	101,704	2,200,875
Sanofi-aventis sponsored ADR	38,200	1,395,828
Shire PLC	11,200	389,283
		9,722,100
TOTAL HEALTH CARE		17,692,714
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.4%
Precision Castparts Corp.	4,500	741,555
United Technologies Corp.	16,768	1,225,573
		1,967,128
Building Products - 0.7%
Armstrong World Industries, Inc.	11,400	500,118
Owens Corning (a)	19,975	573,682
		1,073,800
Commercial Services & Supplies - 0.5%
Republic Services, Inc.	25,437	700,789
Construction & Engineering - 0.2%
Fluor Corp.	6,100	306,525
Electrical Equipment - 0.4%
Regal-Beloit Corp.	10,400	530,088
Industrial Conglomerates - 3.9%
Danaher Corp.	23,000	1,081,920
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	245,348	$ 4,394,183
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	7,700	161,315
		5,637,418
Machinery - 0.5%
Cummins, Inc.	7,871	692,805
Professional Services - 0.4%
Dun & Bradstreet Corp.	4,300	321,769
Robert Half International, Inc.	10,000	284,600
		606,369
Road & Rail - 0.6%
Union Pacific Corp.	8,200	868,708
TOTAL INDUSTRIALS		12,383,630
INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 2.1%
Cisco Systems, Inc.	131,300	2,373,904
QUALCOMM, Inc.	13,675	748,023
		3,121,927
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	49,249	1,268,654
Electronic Equipment & Components - 1.4%
Arrow Electronics, Inc. (a)	25,600	957,696
Avnet, Inc. (a)	4,900	152,341
TE Connectivity Ltd.	28,700	884,247
		1,994,284
Internet Software & Services - 0.5%
eBay, Inc. (a)	22,800	691,524
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	6,800	437,308
Fidelity National Information Services, Inc.	13,600	361,624
MasterCard, Inc. Class A	2,221	828,033
		1,626,965
Office Electronics - 0.2%
Xerox Corp.	46,934	373,595
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	16,700	597,526
Intersil Corp. Class A	44,800	467,712
KLA-Tencor Corp.	12,300	593,475
Lam Research Corp. (a)	10,600	392,412
Marvell Technology Group Ltd. (a)	27,411	379,642
RF Micro Devices, Inc. (a)	26,200	141,480
		2,572,247

	Shares	Value
Software - 1.6%
Microsoft Corp.	52,876	$ 1,372,661
Oracle Corp.	35,300	905,445
		2,278,106
TOTAL INFORMATION TECHNOLOGY		13,927,302
MATERIALS - 2.0%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	10,900	928,571
Rockwood Holdings, Inc. (a)	6,300	248,031
		1,176,602
Containers & Packaging - 0.3%
Ball Corp.	10,600	378,526
Metals & Mining - 0.9%
Goldcorp, Inc.	7,400	328,509
Newcrest Mining Ltd.	9,860	298,467
Newmont Mining Corp.	5,614	336,896
Reliance Steel & Aluminum Co.	7,100	345,699
		1,309,571
TOTAL MATERIALS		2,864,699
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	129,772	3,924,305
CenturyLink, Inc.	31,004	1,153,349
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	15,500	327,515
Verizon Communications, Inc.	30,734	1,233,048
		6,638,217
Wireless Telecommunication Services - 0.9%
American Tower Corp. Class A	10,300	618,103
SBA Communications Corp. Class A (a)	14,400	618,624
		1,236,727
TOTAL TELECOMMUNICATION SERVICES		7,874,944
UTILITIES - 5.0%
Electric Utilities - 4.7%
American Electric Power Co., Inc.	22,329	922,411
Duke Energy Corp.	45,200	994,400
Edison International	15,707	650,270
El Paso Electric Co.	7,500	259,800
FirstEnergy Corp.	8,675	384,303
NextEra Energy, Inc.	18,100	1,101,928
PPL Corp.	56,227	1,654,198
Southern Co.	18,700	865,623
		6,832,933
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.3%
CMS Energy Corp.	19,200	$ 423,936
TOTAL UTILITIES		7,256,869
TOTAL COMMON STOCKS (Cost $135,838,373)		143,381,320
Money Market Funds - 0.3%

Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c) (Cost $391,650)	391,650	391,650
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $136,230,023)		143,772,970
NET OTHER ASSETS (LIABILITIES) - 0.4%		627,837
NET ASSETS - 100%		$ 144,400,807
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,020
Fidelity Securities Lending Cash Central Fund	10,028
Total	$ 15,048
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,454,363	$ 14,454,363	$ -	$ -
Consumer Staples	12,990,544	12,646,826	343,718	-
Energy	20,604,482	20,604,482	-	-
Financials	33,331,773	33,331,773	-	-
Health Care	17,692,714	17,303,431	389,283	-
Industrials	12,383,630	12,383,630	-	-
Information Technology	13,927,302	13,927,302	-	-
Materials	2,864,699	2,864,699	-	-
Telecommunication Services	7,874,944	7,874,944	-	-
Utilities	7,256,869	7,256,869	-	-
Money Market Funds	391,650	391,650	-	-
Total Investments in Securities:	$ 143,772,970	$ 143,039,969	$ 733,001	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $382,809) - See accompanying schedule: Unaffiliated issuers (cost $135,838,373)	$ 143,381,320
Fidelity Central Funds (cost $391,650)	391,650
Total Investments (cost $136,230,023)		$ 143,772,970
Foreign currency held at value (cost $92)		92
Receivable for investments sold		1,556,347
Receivable for fund shares sold		112,396
Dividends receivable		264,461
Distributions receivable from Fidelity Central Funds		622
Prepaid expenses		415
Other receivables		4,989
Total assets		145,712,292

Liabilities
Payable to custodian bank	$ 605,262
Payable for fund shares redeemed	189,401
Accrued management fee	67,290
Distribution and service plan fees payable	1,239
Other affiliated payables	16,637
Other payables and accrued expenses	40,006
Collateral on securities loaned, at value	391,650
Total liabilities		1,311,485

Net Assets		$ 144,400,807
Net Assets consist of:
Paid in capital		$ 160,136,115
Distributions in excess of net investment income		(39,524)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,238,601)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,542,817
Net Assets		$ 144,400,807

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($82,979,934 ÷ 7,829,648 shares)	$ 10.60

Service Class: Net Asset Value, offering price and redemption price per share ($193,907 ÷ 18,301 shares)	$ 10.60

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,201,751 ÷ 304,480 shares)	$ 10.52

Investor Class: Net Asset Value, offering price and redemption price per share ($58,025,215 ÷ 5,478,597 shares)	$ 10.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 2,784,562
Income from Fidelity Central Funds		15,048
Total income		2,799,610

Expenses
Management fee	$ 841,435
Transfer agent fees	176,066
Distribution and service plan fees	19,928
Accounting and security lending fees	58,891
Custodian fees and expenses	11,211
Independent trustees' compensation	853
Audit	53,368
Legal	792
Miscellaneous	1,397
Total expenses before reductions	1,163,941
Expense reductions	(13,742)	1,150,199
Net investment income (loss)		1,649,411
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,631,120
Foreign currency transactions	(10,020)
Total net realized gain (loss)		4,621,100
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,787,360)
Assets and liabilities in foreign currencies	(193)
Total change in net unrealized appreciation (depreciation)		(9,787,553)
Net gain (loss)		(5,166,453)
Net increase (decrease) in net assets resulting from operations		$ (3,517,042)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,649,411	$ 1,758,506
Net realized gain (loss)	4,621,100	(1,104,342)
Change in net unrealized appreciation (depreciation)	(9,787,553)	21,464,678
Net increase (decrease) in net assets resulting from operations	(3,517,042)	22,118,842
Distributions to shareholders from net investment income	(1,578,080)	(1,920,442)
Distributions to shareholders from net realized gain	-	(94,534)
Total distributions	(1,578,080)	(2,014,976)
Share transactions - net increase (decrease)	(1,789,127)	2,075,233
Total increase (decrease) in net assets	(6,884,249)	22,179,099

Net Assets
Beginning of period	151,285,056	129,105,957
End of period (Including distributions in excess of net investment income of $39,524 and distributions in excess of net investment income of $121,999, respectively)	$ 144,400,807	$ 151,285,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 9.47	$ 6.69	$ 13.10	$ 14.28
Income from Investment Operations
Net investment income (loss) C	.12	.13 F	.07	.13	.10
Net realized and unrealized gain (loss)	(.40)	1.56	2.78	(6.07)	.22
Total from investment operations	(.28)	1.69	2.85	(5.94)	.32
Distributions from net investment income	(.12)	(.15)	(.07)	(.10)	(.09)
Distributions from net realized gain	-	(.01)	-	(.37)	(1.41)
Total distributions	(.12)	(.16)	(.07)	(.47)	(1.50) H
Net asset value, end of period	$ 10.60	$ 11.00	$ 9.47	$ 6.69	$ 13.10
Total Return A,B	(2.51)%	17.82%	42.66%	(46.50)%	2.02%
Ratios to Average Net Assets D,G
Expenses before reductions	.73%	.76%	.80%	.79%	.77%
Expenses net of fee waivers, if any	.72%	.75%	.80%	.79%	.77%
Expenses net of all reductions	.72%	.74%	.80%	.79%	.77%
Net investment income (loss)	1.14%	1.33% F	.95%	1.25%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,980	$ 78,133	$ 64,198	$ 41,306	$ 52,544
Portfolio turnover rate E	79%	160%	73%	53%	52%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.50 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 9.46	$ 6.69	$ 13.06	$ 14.24
Income from Investment Operations
Net investment income (loss) C	.12	.12 F	.06	.13	.09
Net realized and unrealized gain (loss)	(.40)	1.56	2.77	(6.05)	.21
Total from investment operations	(.28)	1.68	2.83	(5.92)	.30
Distributions from net investment income	(.11)	(.14)	(.06)	(.08)	(.08)
Distributions from net realized gain	-	(.01)	-	(.37)	(1.41)
Total distributions	(.11)	(.15)	(.06)	(.45)	(1.48) H
Net asset value, end of period	$ 10.60	$ 10.99	$ 9.46	$ 6.69	$ 13.06
Total Return A,B	(2.55)%	17.73%	42.35%	(46.49)%	1.92%
Ratios to Average Net Assets D,G
Expenses before reductions	.81%	.84%	.91%	.88%	.86%
Expenses net of fee waivers, if any	.81%	.83%	.91%	.88%	.86%
Expenses net of all reductions	.81%	.83%	.90%	.88%	.86%
Net investment income (loss)	1.05%	1.24% F	.84%	1.17%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 194	$ 258	$ 251	$ 293	$ 958
Portfolio turnover rate E	79%	160%	73%	53%	52%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.48 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 9.38	$ 6.63	$ 12.97	$ 14.14
Income from Investment Operations
Net investment income (loss) C	.10	.11 F	.05	.11	.06
Net realized and unrealized gain (loss)	(.39)	1.53	2.75	(6.01)	.23
Total from investment operations	(.29)	1.64	2.80	(5.90)	.29
Distributions from net investment income	(.09)	(.11)	(.05)	(.07)	(.06)
Distributions from net realized gain	-	(.01)	-	(.37)	(1.41)
Total distributions	(.09)	(.12)	(.05)	(.44)	(1.46) H
Net asset value, end of period	$ 10.52	$ 10.90	$ 9.38	$ 6.63	$ 12.97
Total Return A,B	(2.68)%	17.52%	42.32%	(46.68)%	1.86%
Ratios to Average Net Assets D,G
Expenses before reductions	.98%	1.00%	1.05%	1.04%	1.02%
Expenses net of fee waivers, if any	.97%	1.00%	1.05%	1.04%	1.02%
Expenses net of all reductions	.97%	.99%	1.05%	1.04%	1.02%
Net investment income (loss)	.89%	1.08% F	.70%	1.01%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,202	$ 8,652	$ 8,277	$ 4,941	$ 11,081
Portfolio turnover rate E	79%	160%	73%	53%	52%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.46 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 9.46	$ 6.69	$ 13.09	$ 14.26
Income from Investment Operations
Net investment income (loss) C	.12	.12 F	.07	.12	.08
Net realized and unrealized gain (loss)	(.41)	1.56	2.77	(6.06)	.23
Total from investment operations	(.29)	1.68	2.84	(5.94)	.31
Distributions from net investment income	(.11)	(.14)	(.07)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	-	(.37)	(1.41)
Total distributions	(.11)	(.15)	(.07)	(.46)	(1.48) H
Net asset value, end of period	$ 10.59	$ 10.99	$ 9.46	$ 6.69	$ 13.09
Total Return A,B	(2.59)%	17.74%	42.41%	(46.53)%	1.99%
Ratios to Average Net Assets D,G
Expenses before reductions	.80%	.83%	.89%	.87%	.88%
Expenses net of fee waivers, if any	.80%	.83%	.89%	.87%	.88%
Expenses net of all reductions	.80%	.82%	.88%	.87%	.88%
Net investment income (loss)	1.06%	1.25% F	.86%	1.17%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,025	$ 64,242	$ 56,380	$ 36,199	$ 61,052
Portfolio turnover rate E	79%	160%	73%	53%	52%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.48 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011, and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,782,040
Gross unrealized depreciation	(10,158,960)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,623,080

Tax Cost	$ 137,149,890

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (22,318,738)
Net unrealized appreciation (depreciation)	$ 6,622,950

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (4,706,288)
2017	(15,545,941)
2018	(2,066,509)
Total with expiration	$ (22,318,738)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 1,578,080	$ 2,014,976

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $117,246,185 and $117,829,216, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 249
Service Class 2	19,679
$ 19,928

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 67,468
Service Class	179
Service Class 2	6,522
Investor Class	101,897
$ 176,066

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,253 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $460 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,028. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 1,405
Service Class	4
Service Class 2	138
Investor Class	1,099
$ 2,646

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,096 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 919,631	$ 1,033,189
Service Class	1,921	3,201
Service Class 2	50,543	89,139
Investor Class	605,985	794,913
Total	$ 1,578,080	$ 1,920,442
From net realized gain
Initial Class	$ -	$ 48,867
Service Class	-	162
Service Class 2	-	5,473
Investor Class	-	40,032
Total	$ -	$ 94,534

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	2,216,092	2,529,638	$ 24,201,146	$ 25,307,034
Reinvestment of distributions	89,895	100,005	919,631	1,082,056
Shares redeemed	(1,580,332)	(2,307,063)	(17,459,004)	(22,791,411)
Net increase (decrease)	725,655	322,580	$ 7,661,773	$ 3,597,679
Service Class
Shares sold	3,437	11	$ 37,751	$ 106
Reinvestment of distributions	188	311	1,921	3,363
Shares redeemed	(8,825)	(3,333)	(93,547)	(32,263)
Net increase (decrease)	(5,200)	(3,011)	$ (53,875)	$ (28,794)
Service Class 2
Shares sold	257,288	542,450	$ 2,756,545	$ 5,464,536
Reinvestment of distributions	4,980	8,818	50,543	94,612
Shares redeemed	(751,266)	(640,164)	(8,113,278)	(6,413,192)
Net increase (decrease)	(488,998)	(88,896)	$ (5,306,190)	$ (854,044)
Investor Class
Shares sold	1,105,876	1,682,289	$ 12,075,704	$ 17,042,279
Reinvestment of distributions	59,236	77,238	605,985	834,945
Shares redeemed	(1,531,761)	(1,874,299)	(16,772,524)	(18,516,832)
Net increase (decrease)	(366,649)	(114,772)	$ (4,090,835)	$ (639,608)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 was the owner of record of approximately 25% of the total outstanding shares of the Fund. The VIP Freedom Funds were the owners of record, in the aggregate, of approximately 65% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 100%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 100% of the dividends distributed in December 2011, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2010 and the total expense ratio of Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0212
1.768949.110

Item 2. Code of Ethics

As of the end of the period, December 31, 2011, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$300

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$68,000	$-	$3,500	$4,100
Growth Portfolio	$63,000	$-	$3,100	$3,300
High Income Portfolio	$69,000	$-	$3,300	$2,100
Overseas Portfolio	$64,000	$-	$5,300	$2,300

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$66,000	$-	$3,400	$5,200
Growth Portfolio	$63,000	$-	$3,000	$4,000
High Income Portfolio	$68,000	$-	$3,200	$2,600
Overseas Portfolio	$61,000	$-	$15,200	$2,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$610,000	$645,000
Tax Fees	$-	$-
All Other Fees	$430,000	$840,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$3,845,000	$2,505,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2011 A	December 31, 2010 A
PwC	$5,075,000	$5,050,000
Deloitte Entities	$1,145,000	$1,585,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 23, 2012